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THE CITISTREET FUNDS
[LOGO]

                                   Semi-annual report June 30, 2002
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                                CitiStreet International Stock Fund
                                CitiStreet Small Company Stock Fund
                                CitiStreet Large Company Stock Fund
                                CitiStreet Diversified Bond Fund
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Dear CitiStreet Funds Shareholders:

The U.S. equity market finished the first half of 2002 on a decidedly negative note. Despite a strong rally in March, the U.S. equity markets suffered through a particularly difficult second quarter. A seemingly endless streak of negative corporate news, coupled with tensions in the Middle East and ominous threats of terrorism, overshadowed positive macroeconomic news. Typically, a recovery in the stock market precedes the emergence of positive indicators about the broader economy. In the first half of 2002, however, these roles reversed with increased dissonance between the two. As a result, investors faced a confidence crisis in the midst of declining equity prices and pronounced examples of corporate malfeasance that could not be assuaged by news of improving company earnings or favorable economic forecasts. Within this environment, the S&P 500 closed the first half of the year down 13.2%, the Dow Jones Industrial Average dropped 6.9% and the NASDAQ Composite declined 25.0%.

The fixed income market benefited from its position as a potential safe haven as the Lehman Brothers Aggregate finished the first half of the year up 3.8%. Fixed income delivered its own measure of volatility, however, as corporate scandals and fraudulent accounting practices added a meaningful degree of uncertainty.

Although the international markets outpaced the U.S. markets, international stocks posted meager results due to a sluggish global economic recovery. With the decline of the U.S. Dollar aiding performance, the developed international markets, as measured by the MSCI EAFE Index, ended the first half of the year with a return of (1.4)% in U.S. dollar terms.

During the first half of 2002, the Large Company Stock Fund returned (14.0)%, underperforming the S&P 500 Index by 81 basis points. The Small Company Stock Fund declined 6.5% for six months ending June 2002, underperforming the Russell 2500 Index by 125 basis points. The International Stock Fund returned (8.7)% for the first half of the year, trailing the Morgan Stanley Capital International EAFE Index by 729 basis points. The Diversified Bond Fund ended the first half of the year with a return of 2.8%, lagging the Lehman Brothers Aggregate Index by 100 basis points.

Assets under management remained level for the first half of year 2002, ending with more than $1.6 billion in retirement assets managed on behalf of over 150,000 plan participants.

CitiStreet Funds Management LLC is committed to offering funds that are competitive over the long-term with a clear objective of delivering value to our participants.

We thank you for your lasting confidence.

                                     Very Truly Yours,

                                     ROBERT C. DUGHI
                                   CHAIRMAN OF THE BOARD AND CHIEF EXECUTIVE
OFFICER
                                   CITISTREET FUNDS MANAGEMENT LLC

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                      CITISTREET INTERNATIONAL STOCK FUND

       The CitiStreet International Stock Fund returned (8.67)% for the period ended June 30, 2002. The MSCI EAFE Index returned (2.77)% for the same period.

       The following commentary was provided by BANK OF IRELAND ASSET MANAGEMENT (U.S.) LTD. ("BIAM"), co-investment subadviser to the CitiStreet International Stock Fund. BIAM managed 34% of the Fund as of June 30, 2002.

       Telecom stocks were the strongest drivers of the negative performance in our portion of the Fund during the first half of 2002 as the sector continued to struggle on a global basis. Within the Fund, Vodafone had the biggest impact as it was weighed down by these general concerns. Although the UK-based company remains relatively less indebted than most of its peers, Vodafone has been plagued by concerns that next-generation mobile services may not be sufficiently popular to cover the cost of developing the requisite infrastructure. Spanish-quoted Telefonica also suffered in this climate and its performance was also impacted by concerns over its exposure to South America. Ericsson and other phone-equipment makers dropped as mobile-phone operators indicated that they would spend less than expected on the manufacturers' products this year.

       Media stocks also contributed to the Fund's negative performance. Vivendi Universal's share price dropped amid worries about the company's growth targets following a record loss in 2001 after it wrote down US$13.7 billion of acquisitions. The world's second-largest media company aims to achieve a 20% increase in sales and a 15% improvement in cashflow. However, tepid economic recoveries to date in its key U.S. and European markets may inhibit gains in movie audiences and music revenues.

       Few sectors have escaped the sustained fallout from the decline in the telecom, media and technology sectors. Certain financial stocks weighed on the Fund's performance. In addition to the large corporate bankruptcies, diversified financial companies had to deal with Argentina's debt default, continued losses related to September 11, and weak equity markets. The latter factor has had a direct impact on revenues for those financial groups with asset management units, life-insurance businesses and investment banking activities. Consequently, Fortis, the Netherlands-quoted financial services group, fell, while Axa, a French rival, also declined. In contrast, Barclays advanced as the UK's fourth largest bank said growth in its mortgage and consumer lending businesses propelled an increase in its net interest income in the first quarter of 2002. The bank admitted that provisions for bad debts had increased, but these increases had been in line with increases registered in the latter half of 2001.

       On the positive side, consumer-related stocks bolstered the Fund's performance. Diageo's share price moved ahead as the world's largest distiller sought to focus its activities on its drinks business, by putting the Burger King fast-food chain up for sale. Diageo has already disposed of its Pillsbury food unit and the Burger King sale would free management's resources to concentrate on

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developing its drinks' brands, which include Smirnoff Vodka and Guinness. Food and beverage companies, Nestle and Cadbury Schweppes, were both positive contributors to performance. Cadbury delivered 2001 results that were above market expectations and management was relatively upbeat about the company's prospects for 2002. Nestle was the beneficiary of restructuring, which included the initial public offering of its eye-care subsidiary, Alcon.

       Oil stocks profited from an increase in crude oil prices (arising from heightened tensions in the Middle East during the quarter). Italian-quoted ENI reported a 34.2% increase in net income, mainly lifted by one-time gains related to the sales of shares and non-core businesses. Total Fina Elf, the world's fifth-largest publicly traded oil company, raised its 2003 operating profit forecast--partly as a result of cost cuts achieved in its acquisitions of Petrofina and Elf Aquitaine.

OUTLOOK

       Historically, an improvement in corporate earnings has been a natural response to positive movement in underlying economic fundamentals. Since the beginning of the year, this synchronicity has not materialised, as many sectors have reported no notable improvement despite better economic fundamentals. Indeed, some companies have indicated that demand is still contracting. This is most notable within the beleaguered telecom, media and technology sectors.

       The ability of the global economy to maintain its positive momentum will be of great importance during this time. Based on recent reports both business and consumer confidence levels have faltered despite the improving economic data. The major European economies are likely to show at least modest increases this year; the extent of any additional advance remains dependent on the performance of the U.S., the world's largest economy. Recent concerns regarding the American economy should be put in context; it is likely to be one of the top performers in 2002 and may, as it has in the past, help drive global exports and growth. Nevertheless, the weakening of the U.S. dollar has thrown up new challenges, not least of which is the effect that this might have on tentative export-led recoveries in Asia. Fundamental problems still exist in the Japanese economy and the strengthening of the yen threatens to strangle an export-driven upturn there.

       We do not expect much movement from the major central banks on interest rates. The stronger euro should help to ease inflation concerns and consequently delay any rate rise by the European Central Bank. The Bank of England may increase interest rates in the nearer term as the economy appears in reasonable shape and such action should provide stability for sterling, which has weakened so far this year.

       Current investor sentiment is at a level that does not bode well for equity markets in the near term. Until the issue of accounting credibility is resolved, markets may struggle to make sustainable gains. Telecom, media and technology companies are likely to face the most rigorous scrutiny, as it is the accounting treatment of mergers and acquisitions that has been at the core of many of the recent

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scandals. In the last number of years telecom, media and technology companies have been at the forefront of this activity. To make matters worse, some companies have been unable to offer reasonable guidance on future earnings at a time when investors are questioning the reliability of previously reported numbers.

       Going forward, it is likely that equity returns will be lower than in recent periods of growth. The financial scandals of the last nine months are likely to keep investor enthusiasm muted in the short-term, until it can be shown that these problems are being addressed. The investigations that are taking place should provide some solace in this regard.

       As markets shake off the valuation excesses that built up during the latter part of the 1990's, we believe that attractive opportunities will emerge as the benefits of the improved economic conditions feed through to corporate earnings. Our preference in the current environment continues to be for quality stocks with strong balance sheets where we can identify real value.

       The following commentary was provided by SMITH BARNEY FUND MANAGEMENT LLC, co-investment subadviser to the CitiStreet International Stock Fund. Smith Barney managed 34% of the Fund as of June 30, 2002.

       International equity markets outperformed the U.S. equity market during the first half of 2002 due to the long-awaited decline of the U.S. dollar versus major trading currencies. When measured in local currencies, the developed markets overseas had as dismal an experience as the U.S. stock market, with the exception of the Japanese stock market.

       The Fund lagged the international benchmarks during the first half. Continued sharp share price declines in the financial services, technology, telecommunications and business services sectors led to the underperformance.

       In the first half of 2002, we have witnessed a reacceleration of global growth led by improvement in manufacturing orders and the rebuilding of inventory levels, which were drawn down during the significant manufacturing cutbacks of 2001. In the aftermath of the U.S. terrorist attacks and tensions elsewhere, global policy makers reduced interest rates to levels not seen in decades, keeping consumer demand reasonably vibrant. Yet most major developed equity markets (save for Japan) have struggled to post positive returns. Earnings news and forecasts were generally stable to improving in many sectors, with the exception of technology where the news continues to be negative with limited prospects of an upturn soon.

       More importantly, the collapse of several high profile U.S. companies that carried substantial debt as well as the accounting frauds now being revealed in the U.S. and elsewhere has shifted investor appetite from equity sectors with complexity and towards alternate assets (such as cash and real estate). Investors now crave clarity, transparency, and defensive predictability. Sectors that we favoured

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in the Fund in the past, such as the telecommunications and technology sectors, remain under pressure as business capital investment shows continued signs of restraint.

       A global economic recovery is at hand in 2002, based upon the massive fiscal and monetary stimulus to date, various confidence indicators, and pickup in manufacturing and end demand. Evidence grows every day that the low point in global economic activity has passed. To be sure, certain economies continue to struggle (such as Argentina), primarily with local issues. But the clear majority of the industrialized world is in recovery, which augurs for stabilizing equity values in the intermediate term.

       We made modest changes in the first half of 2002, increasing our exposure to the Japanese economy and decreasing our exposure in Europe and Canada.

       The following commentary was provided by SSGA FUNDS MANAGEMENT, INC. ("SSGA"), co-investment subadviser to the CitiStreet International Stock Fund. SSgA managed 32% of the Fund as of June 30, 2002.

       Conditions in global markets for the year to date have been little short of terrible. Following a collapse of confidence in the first quarter, more recently international markets have overlooked stronger economic data; instead, they remained transfixed by the specter of corporate governance issues haunting the U.S. markets amid worries over the fragility of a potential rebound in profitability later on in the year. Under these uncertain circumstances, tech, telecommunications and pharmaceuticals stocks have in particular been marked down savagely.

       Our style--biased towards growth sectors and large cap, high quality names--has remained solidly out of favour amid an indiscriminate market sell-off. Our overweight to technology alone accounted for almost much of our relative underperformance. Core holdings such as Flextronics and Ericsson have both been marked down savagely throughout the year. Telecommunications--where we view our core holdings in Vodafone and Telefonica as equally massively oversold--also suffered. During the second quarter, these were joined by previously resilient semi-conductor stocks such as ASM Lithography, which fell nearly 40% in that period. Within healthcare, major pharmaceuticals giants Glaxo SmithKline and Astrazeneca dropped sharply in the second quarter, adding to the problems in this sector which we had experienced earlier on in the year with Elan and Biovail--both of which we sold at levels higher than those currently prevailing.

       More positively, our consumer stocks--most notably Unilever, Sony, Tesco and Nestle--were a source of solid gains. Stock selection among financials helped, with BNP Paribas our top-contributing stock over the year.

       Looking forward, we are much encouraged by the recent decline in the U.S. dollar, which we have been anticipating for some time. The prospect of a weakening currency boosts the value of

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overseas holdings when translated back into the U.S. currency base. Although we do not expect the Yen to appreciate as much as the Euro in the time to come, we are using this period to research stocks oriented to the domestic Japanese economy. Switches into these companies are likely from the exporters should recent currency trends be confirmed.

       Other major factors militating in favor of a market rally include the relatively undemanding multiples on which many of the Asian and European stocks are now trading compared to their U.S. peers. So far this year the overseas markets have outperformed the U.S. by a considerable margin, a trend which we believe is set to continue. As more evidence emerges of a pickup in global activity, we believe that these markets--taking comfort from the low level of inflation currently prevailing--have significant upside. Our holdings--high quality companies all--should benefit fully from a return of investor confidence.

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                      CITISTREET SMALL COMPANY STOCK FUND

       The CitiStreet Small Company Stock Fund returned (6.56)% for the period ended June 30, 2002. The Russell 2500 Index returned (5.22)% for the same period.

       The following commentary was provided by TCW INVESTMENT MANAGEMENT COMPANY ("TCW") (formerly SG Cowen Asset Management), co-investment subadviser to the CitiStreet Small Company Stock Fund. TCW managed 37% of the Fund as of June 30, 2002.

       In a difficult quarter for equities, small cap stocks (Russell 2000) declined 8.35%, less than the decline for large caps (S&P 500), which were down 13.40%. For the first six months, small caps declined 3.09% compared to a decline of 13.16% for the S&P 500. Helping performance were overweights in materials and processing, as well as in metals, fertilizers, and manufacturing, and underweights in technology and health care. Large positions posting strong gains for the year include the irrigation company Lindsay Manufacturing, up 19.6%, and the oil and gas exploration company Pioneer Natural Resources, up 35.2%.

INVESTMENT APPROACH

       We call our style "The Search for Companies Poised for Growth". We first look for companies that are out of favor. We then evaluate potential catalysts, which can rejuvenate companies, such as new management, products, technology or improving industry fundamentals. We analyze a candidate's fundamental strength, preferring companies with improving or expected to improve balance sheets and cash flows, well positioned products, and management with equity ownership.

       The market occasionally paints whole industries with the same brush, which leads to overvaluations and undervaluations of groups of stocks within the same industry. As we identify company and industry catalysts, our portfolio weightings will reflect these developing fundamentals with significant over and underweights.

       Currently, small cap stocks are attractively valued both relative to large caps, and absolutely. Measured by price to book value (2.1X) and by price to sales (1.1X), small caps are the cheapest in eight years. With fewer accounting concerns, and better growth potential than large caps, the small cap sector remains an attractive asset class. Specifically, we are looking for significant earnings gains from our portfolio of companies in 2003 over 2002, and are excited about the prospects for the Fund. Listed below are three stocks of companies added to the Fund in the second quarter.

BUYS

       United Surgical Partners Intl (USPI: Healthcare)--based in Addison, Texas, owns and operates surgery centers and private surgical hospitals in the United States, Spain, and Great Britain. They

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team with and increase the efficiency of not-for-profit hospitals. Their link with not-for-profit hospitals should lead to significant growth going forward.

       USEC Inc. (USU: Materials Processing)--based in Owings Mills, Maryland, reprocesses and sells uranium for commercial nuclear power plants. USEC is the only authorized company to reprocess uranium from the Russian defense arsenal for commercial purposes. The renewal of nuclear power is benefiting USEC.

       Micromuse Inc. (MUSE: Technology)--based in San Francisco, develops software for network management and diagnosis. As corporate IT spending bottoms, their products should rebound sharply.

       The following commentary was provided by SALOMON BROTHERS ASSET MANAGEMENT INC., co-investment subadviser to the CitiStreet Small Company Stock Fund. Salomon Brothers Asset Management Inc. managed 31% of the Fund as of
June 30, 2002.

MARKET OVERVIEW

       While small cap stocks outperformed large cap stocks during the first half of the year, our universe of small cap growth stocks sharply underperformed small cap core and value stocks.

       Investor sentiment worsened in the first half of 2002, particularly in the second quarter, as new questions about corporate governance and accounting issues arose. Allegations of corporate fraud and insider trading also shook investor confidence. Technology and telecom stocks weighed on the market as continued concerns about competitive pressures and corporate earnings affected these two sectors across the capitalization spectrum. The Russell 2000 Growth index retreated to levels close to its September lows while the Value index went on to reach new highs in early May. We would not expect such a sharp divergence between the two indices to continue.

       Within the Russell 2000 Growth Index, financials, utilities, basic industry, and real estate posted the strongest gains over the period. The performance of the index, however, was highly influenced by healthcare and technology, which together make up almost 50% of the Russell 2000 Growth Index. Small cap healthcare stocks lost almost 29%, while small cap technology stocks lost 37%. Small cap communications stocks, while not making up a large portion of the index, lost 37%.

FUND HIGHLIGHTS

       Our sector allocations aided performance during the first half of 2002. Our underweight positions in healthcare and technology (two sectors that performed poorly) helped performance as well as our overweight positions in basic industry, financials and real estate. Performance was hurt by underweight positions in consumer cyclicals, transportation and energy. Our portion of the Fund also

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benefited from stock selection in consumer cyclicals, capital goods and technology. Performance was hurt, however, by stock selection in the communications sector.

       Key contributors to performance included basic industry companies AK Steel and Polyone Group, as well as Province Healthcare. Also helping performance was technology issue Entergis Inc. and communications company Sinclair Broadcasting.

       Detractors to performance included healthcare issues Medarex and QLT Inc., as well as technology issues 3Com Corp and Aeroflex. Dobson Communications also hurt performance.

MARKET OUTLOOK

       The U.S. equity market is clearly struggling right now as investor sentiment remains quite pessimistic. Certainly, a fair amount of this pessimism is warranted given some of the fraudulent corporate activities that have taken place, but these concerns appear to be priced into the market. We believe that a number of the corporate governance and accounting issues currently confronting investors will dissipate over time. The good news is that corporate boards of directors and accountants are becoming more vigilant about the companies that they oversee.

       Despite the poor investor sentiment, we are optimistic on the U.S. equity market. We believe that steady economic growth, low inflation and an improvement in corporate profits should lead to higher equity market levels. In the second half of this year, corporate profit comparisons become much easier. In addition, many companies have cut costs significantly, which should result in substantial operating leverage as revenue growth returns. In the near-term, however, equity market volatility will likely persist.

       As a result of the continued decline in stock prices, we are starting to see some additional opportunities in several sectors. In technology, we have moved closer to a benchmark weighting versus our underweight position in recent months. Within technology, we are focusing on cash generating companies with a strong balance sheet. Recent additions have primarily been in the telecom equipment sector. In healthcare, we continue to favor biotech companies in late-stage product development. The biotech industry offers a source of new products for the pharmaceutical industry, and valuations have become much more attractive. As a result, we have moved to an overweight position in healthcare. We remain overweight in financials and have taken advantage of recent price weakness in the group to add to existing positions. Our focus remains on high-quality banks as well as reinsurance and insurance brokerage stocks that should benefit from an improving pricing cycle.

       The following commentary was provided by SSGA FUNDS MANAGEMENT, INC. ("SSGA"), co-investment subadviser to the CitiStreet Small Company Stock Fund. SSgA managed 32% of the Fund as of June 30, 2002.

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       Our portion of the Fund is managed using a passive approach, designed to keep the overall risk exposures tight to the benchmark index. Tracking was within expectations for the quarter and the six months ended June 30, 2002.

       After returning 3.74% in the first quarter, the Russell 2500 Index suffered with the rest of the equity market in Q2, returning -8.63%. Year-to-date, the index is down 5.22%. Small cap stocks, represented by the Russell 2500 Index, once again outperformed large caps in the quarter and year-to-date, as the S&P 500 Index lost 13.40% and 13.16%, respectively. The Russell 2500 is underperforming the Russell 2000 Index as it has a higher weighted-average market capitalization.

       Value stocks significantly outperformed growth stocks in the second quarter, and year-to-date some small and mid cap indices are posting positive returns. For the quarter, Russell's Growth Index was down 18.21% while Russell's Value Index lost 5.39%. Year-to-date, the Growth Index is down over 20% while the value counterpart is actually up nearly 1%.

       The only economic sector to post a positive return in the second quarter was financials. It is the largest sector in the index at over 21%, but since the financials sector only posted a modest positive return of 1.76%, it only contributed 35 basis points to performance. Information technology, which was down nearly 29%, alone accounted for over 50% of the index's losses.

       Aetna, Trigon Healthcare, and Fidelity National Financial were the largest positive contributors, while Cytec, Amkor and Conexant Systems were the largest negative contributors to performance.

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                      CITISTREET LARGE COMPANY STOCK FUND

       The CitiStreet Large Company Stock Fund returned (13.88)% for the period ended June 30, 2002. The S&P 500 Index returned (13.16)% for the same period.

       The following commentary was provided by PUTNAM INVESTMENT MANAGEMENT, LLC ("PUTNAM"), co-investment subadviser to the CitiStreet Large Company Stock Fund. Putnam managed 32% of the Fund as of June 30, 2002.

PERFORMANCE

       In capital goods, adept stock selection in and an overweight to aerospace/defense (Lockheed Martin, Northrop Grumman) aided returns. Underweighting telecommunications and avoiding AT&T Wireless and Qwest were positive strategies in the communications services sector. In consumer cyclicals, stock selection in media (underweighting AOL Time Warner) made a strong contribution to relative performance, as did an overweight exposure to and excellent stock selection in retail/cyclicals (Bed Bath and Beyond; Kohl's). The Fund's lack of utilities holdings based on investment criteria was also positive.

       Detractors included (1) an underweighting in retail/staples and the absence of Walgreen's in consumer staples; (2) poor selection in diversified financials and consumer finance, which offset good returns from the banking industry (US Bancorp) within the financial sector; (3) overweighting of and poor selection within the pharmaceuticals segment of health care; (4) overweighting the slowing electronics industry and poor selection in software (Check Point Software) within technology; (5) lack of exposure to transportation services and shipping; and (6) exposure to the beleaguered Tyco, which soured the results in conglomerates, despite our advantageous underweight position in laggard General Electric. Our lack of exposure to basic materials based on investment criteria also detracted from results, as did our underweight position in the robust energy sector.

OUTLOOK

       The slump in U.S. equity markets has pushed valuations down to a level where they are now as far below fair value as they were after September 11. Despite the prevailing negative sentiment, our quantitative models are sending unambiguous signals that current valuations are attractive. We expect a continuation of economic growth in coming months as well as a more balanced economy. After the pounding that growth stocks have taken over the past few years, our views on growth versus value are now neutral. In terms of sectors, a rebound in corporate spending will favor capital equipment, energy, and, since companies will eventually need to update their technology infrastructure, computer software and hardware stocks.

STRATEGY

       The largest overweight is in the financial sector, particularly insurance (American International Group and XL Capital) and investment banks/brokers (Merrill Lynch, Schwab). Healthcare remains a significant part of our strategy and is the second-largest overweight, focusing on

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pharmaceuticals and services. The Fund is underweighting consumer cyclicals, with retail a large (but benchmark) weighting (Lowe's), and broadcasting a large active position.

       Consumer staples remains the most underweight group, with tobacco and restaurants the only overweight industries. Beverage is less than market weight. Technology remains a large part of the Fund but it is currently slightly underweight. We are also underweighting basic materials and transportation, since we cannot find stocks that meet our investment criteria.

       The following commentary was provided by SSGA FUNDS MANAGEMENT, INC. ("SSGA"), co-investment subadviser to the CitiStreet Large Company Stock Fund. SSgA managed 32% of the Fund as of June 30, 2002.

       Our portion of the Fund is managed using a passive approach, designed to keep the overall risk exposures tight to the benchmark index. Tracking was within expectations for the quarter and the six months ended June 30, 2002.

       The S&P 500 Index closed the quarter down 13.40% and the year-to-date down 13.16%. April and June saw the biggest declines with losses of 6.1% and 7.1%, respectively. On April 2nd the index closed down 1%, erasing the first quarter gain and the index never saw a positive year-to-date return again. In the last week of June, the S&P 500 tested the September 2001 low and came within 10 points of the September 21st bottom. Volatility increased in May and June as the average daily price change was 1.40% and 1.35%, above historical averages of 1.0%. Large caps continued their weakness to mid and small caps, as the S&P MidCap 400 and the Russell 2000 Indices beat the S&P 500 by 9-10% year-to-date.

       Value continued to dominate Growth as the S&P 500/BARRA Value Index outperformed the S&P 500/BARRA Growth Index by 5.6% this quarter and widened the spread to 7.5% for the year to date. The Value Index's significantly lower exposure to Technology and Health Care and investor's preference for Health Care Providers--most of Value's Health Care weight--helped performance.

       All ten sectors had negative returns for the second quarter with Materials, Energy and Consumer Staples showing the smallest losses. Year-to-date, the three sectors are the only positive contributors. The Materials sector saw some outperformance relative to the index as anticipation of an economic recovery helped the cyclical sector. Technology and Telecom continued their downward trend and were the hardest hit sectors. Technology and Health Care were the largest negative contributors to the index's return for the quarter and year-to-date.

       Once again in the second quarter, the largest stocks were the hardest hit, with Intel, GE, Citigroup and IBM the largest negative contributors, taking away 2.58% from the index's return. Year-to-date, the much publicized Tyco and WorldCom were the third and ninth largest detractors of the index, accounting for losses of 80 basis points and 36 basis points, respectively. On May 14, 2002 the S&P Index Committee removed WorldCom from the S&P 500 Index due to 'Lack of Representation'.

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       The following commentary was provided by WELLINGTON MANAGEMENT COMPANY,
LLP, co-investment subadviser to the CitiStreet Large Company Stock Fund. Wellington Management Company, LLP managed 36% of the Fund as of June 30, 2002.

PERFORMANCE

       After a flat first quarter, global equities fell sharply in the second quarter as positive news on the economic front highlighted the increasing dissonance between the financial markets and the rest of the economy, particularly in the U.S. Continued threats of terrorism, ongoing tension and violence in the Middle East, and corporate accounting scandals contributed to rising market tensions during the first half of the year. In the U.S., the S&P 500 fell -13.2% in the first half of 2002, the worst first-half decline since 1970 when the index fell -19.5% in the first six months of the year. The blue-chip Dow declined -6.9% and the tech-driven Nasdaq fell -24.8%. Non-U.S. markets were also weak, as the MSCI EAFE Index fell -10.6% in local terms, though returns to dollar-based investors were substantively better (-1.4%), as the dollar weakened significantly against all major currencies.

       Value continued to outperform Growth and the broader market throughout the first half of 2002 with the Russell 1000 Value Index declining -4.8% versus the Russell 1000 Growth index declining -20.8% and the S&P 500 down -13.2%. From a market capitalization perspective, small and mid cap stocks continued to outperform large cap companies, partly due to valuation but also given investors' diminished confidence. Even within the Value Index, absolute returns were negative across all ten industry sectors at the close of the second quarter. Information Technology and Telecommunication, with continued weakness since the start of the year, led the losses falling -24% and -23% respectively during the second quarter. Financial stocks fell amid concerns over conflicts-of-interest on Wall Street and possible further investigations.

       In this environment, our value mandate underperformed our style benchmark, the Russell 1000 Value Index. During the first quarter, stock selection was strongest within Materials and Financials with detraction from results most significantly within the Industrials and Consumer discretionary sectors. Through the second quarter, stock selection was weak across the board detracting significantly in Industrials, Consumer Staples, Consumer Discretionary, Telecom, and Utilities. Conversely, Tyco International has been eliminated but was a significant detractor from year-to-date performance as the stock declined on concerns about the company's accounting practices and break-up plan. There were few silver linings for the first half of 2002, but during the second quarter, stock selection contributed positively within Financials, Information Technology, Energy, and Materials.

OUTLOOK

       While we are disappointed with our poor start in 2002, we remain confident in our ability to make up lost ground and outperform over the long term. Going forward we expect the equity market to continue to oscillate between the drag of continued unwinding of structural excesses of the late 1990s and the boost from the gradual unfolding of a modest recovery in economic growth. Despite the strong performance of Value over Growth year-to-date, we expect this may continue in the near term as Cyclicals and Financials, a large part of the Value Index, should benefit from expected economic recovery. Additionally, recent events involving several companies have raised questions about the
                                                                              13
integrity of the accounting profession and business management. While no approach is infallible in identifying issues such as these, we believe that an actively managed portfolio using in-depth fundamental research is best positioned to make sound investment decisions.

STRATEGY

       We continue to have confidence in our process and our team and the overall strategy remains unchanged. As always, the investment strategy for our portion of the Fund is to combine our global industry analysts' "best ideas" within the large-cap value universe in a bottom-up stock selection process. Our portion of the Fund is broadly diversified across economic sectors and industries. Sector weights are strategically managed within +/-2% of the Russell 1000 Value Index to minimize the impact of sector rotation, allowing us to focus on stock selection as the primary source of value added.

                        CITISTREET DIVERSIFIED BOND FUND

       The CitiStreet Diversified Bond Fund returned 2.80% for the period ended June 30, 2002. The Lehman Aggregate Bond Index returned 3.78% for the same period.

       The following commentary was provided by SALOMON BROTHERS ASSET MANAGEMENT INC., co-investment subadviser to the CitiStreet Diversified Bond Fund. Salomon Brothers Assets Management Inc. managed 33% of the Fund as of June 30, 2002.

PERFORMANCE

       Exposure to the high yield bond sector and the poor performance in the corporate bond sector contributed to the lag behind the benchmark. High yield bonds are not represented in the Lehman Aggregate Bond Index.

       Thus far 2002 has been one of the more difficult periods ever for investment grade corporate bonds, generating excess negative returns. Among the reasons for the downfall include telecom fallout, corporate accounting issues and SEC investigations, weak equity market and reductions in commercial paper financing.

       High yield bonds generated negative returns for the quarter-end and the first half of the year. Telecom and cable sectors were the most significant under-performers.

       The second quarter ended with a considerable loss of investor confidence in corporate accounting and the pace of economic recovery.

OUTLOOK

       Although the Q2'02 growth pace appears to have been less than half the robust 6.1% pace seen in Q1'02, the economy remains firmly entrenched in economic recovery. The 2001 recession was mild by historic measures, but six quarters of sub-par growth--from the middle of 2000 through the end of 2001--still left the economy operating well below its potential output level. The continuing economic recovery is expected to slowly fill the gap between the current output levels and potential output, resulting in growth rates that are modestly above-potential, on average, both this year and next.

       While the economic growth should be satisfactory, lack of investor confidence in equity markets should bolster bond performance.

       Within the investment grade corporate sector, we expect more restatements and accounting adjustments over the next several weeks. Ratings pressure should continue in telecom, cable/media and pipeline sectors. The market should remain open and receptive to most high quality issuers.

STRATEGY

       Persistent equity market weakness, high degree of geopolitical risk, and ongoing deterioration of corporate credit are the primary factors supporting allocations to Treasuries. In the corporate sector, we will look for high credit quality situations and avoid certain BBB-rated issuers that have been oversold. We will continue strict diversification with position sizes of 1% or less.

ASSET ALLOCATION

       Within our portion of the Fund, the allocation as of June 30, 2002 was approximately 85% to investment grade bonds and 15% to high yield. Within the investment grade sector, we allocated approximately 26% to Treasuries, 29% to mortgages and 21% to corporates.

       The following commentary was provided by WESTERN ASSET MANAGEMENT COMPANY, co-investment subadviser to the CitiStreet Diversified Bond Fund. Western Asset Management Company managed 33% of the Fund as of June 30, 2002.

       Overweight exposure to the investment grade credit sectors was a principal source of the Fund's under-performance for the period. Doubts as to the sustainability of the economic recovery kept spreads volatile and somewhat wider on balance, and several issues fell sharply in price. Broadly diversified exposure to individual names helped offset these losses, as did the success of other portfolio strategies. The portfolio's long duration exposure had a positive impact on performance as yields declined moderately across the board, but a barbelled term structure exposure suffered somewhat from a steepening of the long end of the yield curve. Moderate exposure to TIPS, with an emphasis on the long end of the real yield curve, had a substantial positive impact on returns as real yields fell. Overweight mortgage-backed exposure also contributed to returns as spreads narrowed and the curve steepened, and an emphasis on discount coupons and GNMAs also added to relative returns by minimizing prepayment risk.

       The U.S. fixed-income market is on the horns of a signal-to-noise dilemma. The signal is not very strong, though, which is why the noise is getting all the attention. According to our ears, the signals from the economy have been steadily and slowly improving over the past six months. The noise that most people hear emanates from the sundry earnings scandals that have rocked the markets for the past year or so. It's not so much economic woes that have torpedoed a dozen or so former industry titans, as it is human failings in the form of deceit, fraud and malfeasance. The risk that everyone worries about is that the noise could in fact be part of the signal; that the problems plaguing the corporate sector are systemic, that they spread, and that they eventually lead to a decline in domestic demand and a dreaded double-dip recession. We cannot be sure that corporate malfeasance won't prove to be contagious, since we have no way to forecast fraud. However, it doesn't appear to be a systemic issue, and we don't think it's unreasonable to expect that most of the problems are behind us.

       Ignoring the noise and focusing on the signal can be a tough job at times like this. However, just about any index of manufacturing activity you look at indicates signs of improvement. Virtually all of the indices tracked by the Institute for Supply Management (formerly NAPM) are in positive territory. Industrial production has risen for six straight months. Commodity prices, traditionally good coincident indicators of global industrial activity, are up across the board from their recent lows and continue to rise. Although oil prices are still somewhat high, any declines from here would be a welcome relief. Residential construction is strong, as are secondary housing markets, thanks to lower interest rates, reduced capital gains taxes on homes, and an ongoing rise in real incomes. Capital goods orders, the source of future productivity and economic growth, appear to be slowly recovering after two years of declines. The marginal rise in gold and the decline in the dollar spell relief from lingering deflationary pressures, not rising inflation risk. Tax burdens are down in many of the industrialized economies, and

Europe could see even further cuts. Finally, and perhaps most importantly, the Fed, the ECB and the BoJ are all disposed to fan the fires of growth within reasonable limits.

       There are still headwinds, to be sure, which are acting to keep progress slow. Steep yield curves and historically wide credit spreads prevent monetary ease from flowing through to consumer and corporate balance sheets. The deterioration in federal and state fiscal accounts threatens higher taxes. We're not in a trade war, but there are more global skirmishes taking place than we would like to see. Additionally, underlying everything is the reality of low nominal growth and a lack of pricing power, which continues to be a problem for those who planned for better times but now find themselves with an uncomfortably large debt burden.

       The despair that is so evident in global equity markets stems from the fact that although the global economy is slowly improving, it is not nearly as strong as many had expected it to be. In our optimistic view, falling prices reflect downward adjustments to economic growth expectations (plus fear of further credit blowups), but not necessarily a downturn in the overall economy or deterioration in economic fundamentals. While the adjustments and defaults have been quite painful, the repricing of assets that has taken place (lower yields, cheaper equity prices, and a less-strong dollar) is helping to build a more solid foundation for future growth. De-leveraging, the order of the day for many corporations, involves asset sales, which keep prices low, but it translates into better margins and healthier balance sheets over time. In the end, low inflation is the best incentive for productivity gains, which fuel healthy growth.

       We think that short-term interest rates in the U.S. have largely adjusted to this new, low-inflation and slow-growth reality. Thus, we have cut our duration exposure substantially. Given our expectation that inflation will remain quite low, we still find the long end of the yield curve to be attractive and expect to see a flatter curve over time, driven by a slow rise in short rates and a gradual decline in long rates. Forward short-term rates still appear to be attractive in Europe, however, especially in light of the Euro's recovery, since we doubt that the ECB will need to tighten policy as much as is currently anticipated. Credit spreads in general should gradually tighten in this environment, even though there could be a few more unpleasant credit events this year. The mortgage sector is slowly losing its appeal as spreads tighten and prepayment risk rises. Although TIPS yields have lost some of their luster, they still represent decent value and ought to be excellent hedges in the event of a double-dip recession or if inflation unexpectedly rises.

       The following commentary was provided by SSGA FUNDS MANAGEMENT, INC. ("SSGA"), co-investment subadviser to the CitiStreet Diversified Bond Fund. SSgA managed 34% of the Fund as of June 30, 2002.

       Our portion of the Fund is managed using a passive approach, designed to keep the overall risk exposures tight to the benchmark index. Heavy cash flows and volatile market conditions led to larger tracking deviations than expected.

GOVERNMENTS

       The great central bank easing cycle of 2001, combined with the warmest northern-hemisphere winter in over a century, brought a quick end to the global recession of 2001. Fueled by the unrelenting consumer demand for new cars and homes, domestic GDP grew at a 6.1% pace during the first quarter, underpinning the belief of an economic rebound. The two-year Treasury note rose over 60 basis points to 3.71% during the first quarter as investors priced in potential tightening by the Fed. The five-year Treasury note increased by 50 basis points to 4.83% while the ten-year Treasury note and thirty-year bond each gave up 35 basis points, bringing their yields to 5.42% and 5.83%, respectively. This flattening yield curve environment was to be expected after a year of easy monetary policy, but was quickly reversed in the second quarter, as geo-political risk, accounting irregularities/fraud and impatient rating agencies trumped economic evidence of a recovery. Treasury rates rallied as jittery investors shunned spread product and risk. Two-year Treasury notes compressed over 80 basis points to 2.83% while fives, tens and thirty-years each followed suit ratcheting in 83, 64 and 35 basis points respectively.

       The Lehman Government Aggregate Bond Index has returned 3.78% year to date. Treasuries have delivered 3.61%, while Agencies added 4.08% nominal return for the period

       Increased defense spending and reduced tax receipts have brought on the return of a U.S. budget deficit and increased supply of Treasuries. Twelve billion in issuance has been added to the monthly two-year auction while the Treasury also announced the return to quarterly five-year note auctions. Speculation of quarterly ten-year note auctions in the future could result in large budget deficits in the future.

INVESTMENT GRADE CREDIT

       U.S. credit ended the first quarter on a positive note, adding 49 basis points of excess return despite waning support for WorldCom and Qwest. This slight outperformance to similar duration Treasuries was taken back in April as the imminent downgrades of WorldCom and Qwest were realized and priced into the market. During the second quarter the true effects of "Enronitis", previously viewed as a one-off event, started contaminating credit markets. Ethically flexible accounting practices, corporate malfeasance, geo-political risks and trigger-happy rating agencies combined to create a nervous, risk-averse environment. U.S. credit registered -187 basis points of excess return for the second quarter and was the only asset class to post negative excess returns for the first half of the year.

       Through the first half of 2002, the U.S. Credit Index posted 2.63% nominal return and -138 basis points of excess return. Broken out by quality, Aaa (+63 basis points) and Aa (+45 basis points) were the best performers, while A (-116 basis points) and Baa (-299 basis points) helped to create a bifurcated Credit Index.

       Fallen Angels WorldCom, Tyco, Qwest Communications Corp., Dynegy and Georgia Pacific were all notable downgrades out of the investment grade universe during the first half of 2002. Fallout from this "corporate clean-up" period could last into 2003.

MORTGAGES, ABS AND CMBS

       After a dismal fourth quarter in 2001 mortgages charged back to add 131 basis points of excess return and 4.51% nominal return year to date. January 2002 was the single best month, contributing .93% nominal return and 55 basis points of excess return.

       The U.S. Asset-Backed Securities Index led by the manufactured housing printed 123 basis points of excess return and 4.45% for the first half of the year. ABS Index remained a rock solid asset class as investors sought spread with little appetite for credit risk.

       The U.S. Commercial Mortgage-Backed Securities index was the top performer during the first half of 2002 and continues to be the top choice for excess return with low volatility. CMBS returned 6.34% with 195 basis points of excess return year to date.

       THE INFORMATION AND VIEWS PROVIDED BY THE SUBADVISERS ARE AS OF THE DATE SPECIFIED, ARE SUBJECT TO CHANGE, AND DO NOT CONSTITUTE, AND SHOULD NOT BE CONSTRUED AS, INVESTMENT ADVICE OR RECOMMENDATIONS WITH RESPECT TO THE SECURITIES MENTIONED. THEY ARE NOT NECESSARILY REPRESENTATIVE OF THE OPINIONS AND VIEWS OF OTHER PORTFOLIO MANAGERS FOR THAT SUBADVISER OR ANY OF THE OTHER SUBADVISERS. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

 Statements of Assets and Liabilities
  CitiStreet Funds, Inc. / June 30, 2002 (Unaudited)



                                 CitiStreet     CitiStreet     CitiStreet     CitiStreet
                                International  Small Company  Large Company  Diversified
                                 Stock Fund     Stock Fund     Stock Fund     Bond Fund
                                -------------  -------------  -------------  ------------
ASSETS
  Investments in securities,
    at cost...................  $393,955,768   $296,210,179   $540,409,830   $595,497,647
-----------------------------------------------------------------------------------------
Investments in securities, at
  value (see accompanying
  Portfolio of Investments)
  (Note 2)....................  $348,317,551   $288,038,637   $463,063,931   $599,508,320
Cash..........................    21,194,467     19,061,233     11,490,050     94,147,561
Cash, denominated in foreign
  currency (cost, $786,091)...     1,094,496             --             --             --
Receivables for:
  Investment securities
    sold......................        29,852         27,974      3,311,850     13,819,794
  Unrealized appreciation on
    forward foreign currency
    contracts (Note 8)........           461             --             --             --
  Interest....................        31,662         59,729         37,561      6,539,174
  Dividends...................       441,105        175,584        578,495          8,695
  Foreign tax reclaims........       434,111          6,489          6,083             --
  Variation margin on open
    futures contracts (Note
    6)........................            --         58,380             --          3,622
  Delayed delivery
    transactions (Note 9).....            --             --             --        203,977
Prepaid expenses..............        10,557         10,557         10,557         17,658
                                ------------   ------------   ------------   ------------
  Total assets................   371,554,262    307,438,583    478,498,527    714,248,801
                                ------------   ------------   ------------   ------------
LIABILITIES
Payables for:
  Investment securities
    purchased.................            --        222,871      8,572,062      1,562,636
  Delayed delivery
    transactions (Note 9).....            --             --             --     58,167,892
  Payable upon return of
    securities loaned (Note
    2)........................    10,171,777     41,676,913     28,562,197     76,167,423
  Unrealized depreciation on
    forward foreign currency
    contracts (Note 8)........       198,536             --             --             --
  Variation margin on open
    futures contracts (Note
    6)........................            --             --          6,175             --
  Options written (premiums
    received $42,300) (Note
    7)........................            --             --             --        143,707
Payable to Adviser............       187,334        108,801        289,624        207,222
Accrued expenses..............       151,854        259,689        145,620        271,303
                                ------------   ------------   ------------   ------------
  Total liabilities...........    10,709,501     42,268,274     37,575,678    136,520,183
                                ------------   ------------   ------------   ------------
NET ASSETS....................  $360,844,761   $265,170,309   $440,922,849   $577,728,618
                                ============   ============   ============   ============
Capital shares outstanding....    31,732,475     25,148,464     46,774,460     50,803,406
                                ============   ============   ============   ============
Net asset value per share.....  $      11.37   $      10.54   $       9.43   $      11.37
                                ============   ============   ============   ============
-----------------------------------------------------------------------------------------
COMPOSITION OF NET ASSETS
Capital shares at par.........  $    317,325   $    251,485   $    467,744   $    276,114
Additional paid-in-capital....   425,739,882    271,792,685    613,165,079    566,819,451
Undistributed net investment
  income......................     4,420,474      1,474,543      4,577,972     37,594,078
Accumulated net realized loss
  on investments, futures
  contracts, option contracts
  and foreign currency
  transactions................   (24,150,239)      (222,049)   (99,879,734)   (30,932,619)
Net unrealized appreciation
  (depreciation) on
  investments, translation of
  assets and liabilities in
  foreign currencies, futures
  contracts and option
  contracts...................   (45,482,681)    (8,126,355)   (77,408,212)     3,971,594
                                ------------   ------------   ------------   ------------
                                $360,844,761   $265,170,309   $440,922,849   $577,728,618
                                ============   ============   ============   ============


    The accompanying notes are an integral part of the financial statements.
20

 Statements of Operations
  CitiStreet Funds, Inc. / For the six months ended June 30, 2002 (Unaudited)



                                 CitiStreet     CitiStreet     CitiStreet    CitiStreet
                                International  Small Company  Large Company  Diversified
                                 Stock Fund     Stock Fund     Stock Fund     Bond Fund
                                -------------  -------------  -------------  -----------
INVESTMENT INCOME
Dividends.....................  $  3,788,981(1) $ 1,041,836(2)$  3,087,900(3)$     8,695
Interest......................       160,373        148,750         58,193    14,923,408
                                ------------   ------------   ------------   -----------
  Total Income................     3,949,354      1,190,586      3,146,093    14,932,103
                                ------------   ------------   ------------   -----------
EXPENSES
Management fees (Note 3)......     1,309,908        828,862      1,304,706     1,222,487
Professional fees.............        24,205         25,997         28,658        31,174
Director's fees & expenses....        19,367         18,498         20,028        22,823
Custodian fees................       144,622        137,988        131,495       132,231
Registration fees.............           629            629            629           629
Printing expense..............        52,086         48,018         47,728        78,088
Miscellaneous expense.........         5,930          6,943          7,514        10,070
                                ------------   ------------   ------------   -----------
Total expenses before directed
  brokerage arrangements......     1,556,747      1,066,935      1,540,758     1,497,502
LESS:
  Expenses paid under directed
    brokerage arrangements
    (Note 4)..................       (15,549)           (11)       (40,633)           --
                                ------------   ------------   ------------   -----------
    Net expenses..............     1,541,198      1,066,924      1,500,125     1,497,502
                                ------------   ------------   ------------   -----------
    Net investment income.....     2,408,156        123,662      1,645,968    13,434,601
                                ------------   ------------   ------------   -----------
REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS
  Net realized gain (loss) on
    security transactions,
    futures contracts and
    option contracts..........   (27,245,654)     4,566,797    (23,713,062)    1,652,803
  Net realized loss on foreign
    currency transactions.....      (192,682)            --             --            --
  Net increase (decrease) in
    unrealized appreciation of
    investments, futures
    contracts and option
    contracts.................    (7,894,106)   (23,216,876)   (47,527,059)      548,559
  Net change in unrealized
    appreciation of foreign
    currency transactions.....         1,255             --             --            --
                                ------------   ------------   ------------   -----------
    Net realized and
      unrealized gain (loss)
      on investments..........   (35,331,187)   (18,650,079)   (71,240,121)    2,201,362
                                ------------   ------------   ------------   -----------
  Net increase (decrease) in
    net assets from
    operations................  $(32,923,031)  $(18,526,417)  $(69,594,153)  $15,635,963
                                ============   ============   ============   ===========

(1)  Net of foreign taxes withheld of $550,030.
(2)  Net of foreign taxes withheld of $6,462.
(3)  Net of foreign taxes withheld of $11,340.

    The accompanying notes are an integral part of the financial statements.
                                                                              21

 Statements of Changes in Net Assets
  CitiStreet Funds, Inc.



                                   CitiStreet
                            International Stock Fund
                           ---------------------------
                           Period ended    Year ended
                           June 30, 2002  December 31,
                            (Unaudited)       2001
                           -------------  ------------
INCREASE IN NET ASSETS
  FROM OPERATIONS
Net investment income....  $  2,408,156   $  2,302,147
Net realized gain (loss)
  on security
  transactions, futures
  contracts, option
  contracts and foreign
  currency transactions..   (27,438,336)     4,451,806
Net increase (decrease)
  in unrealized
  appreciation
  (depreciation) of
  investments, futures
  contracts, option
  contracts and foreign
  currency
  transactions...........    (7,892,851)   (82,429,150)
                           ------------   ------------
  Net increase (decrease)
    in net assets
    resulting from
    operations...........   (32,923,031)   (75,675,197)
                           ------------   ------------
DIVIDENDS AND
  DISTRIBUTIONS TO
  SHAREHOLDERS
From net investment
  income.................            --     (4,680,817)
From net realized gains
  on investment
  transactions...........            --    (61,328,823)
                           ------------   ------------
  Total distributions to
    shareholders.........            --    (66,009,640)
                           ------------   ------------

CAPITAL SHARE
  TRANSACTIONS
Proceeds from sales of
  shares.................    37,233,713    129,732,703
Acquisition of
  Diversified Bond Fund's
  net assets
  (Note 12)..............            --             --
Distributions
  reinvested.............            --     66,009,640
Cost of shares
  repurchased............   (11,660,954)   (30,271,022)
                           ------------   ------------
  Net increase from
    capital share
    transactions.........    25,572,759    165,471,321
                           ------------   ------------
Net increase (decrease)
  in net assets..........    (7,350,272)    23,786,484
                           ------------   ------------

NET ASSETS
Beginning of period......   368,195,033    344,408,549
                           ------------   ------------
End of period............  $360,844,761   $368,195,033
                           ============   ============
Undistributed net
  investment income......  $  4,420,474   $  2,012,318
                           ============   ============

CAPITAL SHARES
Capital shares
  outstanding, beginning
  of period..............    29,570,161     17,587,926
Capital shares issued....     3,149,425      8,712,811
Shares issued in
  acquisition of
  Diversified Bond Fund's
  net assets
  (Note 12)..............            --             --
Capital shares from
  distributions
  reinvested.............            --      5,310,510
Capital shares
  redeemed...............      (987,111)    (2,041,086)
                           ------------   ------------
Capital shares
  outstanding, end of
  period.................    31,732,475     29,570,161
                           ============   ============

    The accompanying notes are an integral part of the financial statements.
22

 Statements of Changes in Net Assets
  CitiStreet Funds, Inc.



                                    CitiStreet                   CitiStreet                   CitiStreet
                             Small Company Stock Fund     Large Company Stock Fund       Diversified Bond Fund
                           ----------------------------  ---------------------------  ---------------------------
                           Period ended    Year ended    Period ended    Year ended   Period ended    Year ended
                           June 30, 2002  December 31,   June 30, 2002  December 31,  June 30, 2002  December 31,
                            (Unaudited)       2001        (Unaudited)       2001       (Unaudited)       2001
                           -------------  -------------  -------------  ------------  -------------  ------------
INCREASE IN NET ASSETS
  FROM OPERATIONS
Net investment income....  $    123,662   $   1,404,165  $  1,645,968   $ 2,932,004   $ 13,434,601   $ 23,544,973
Net realized gain (loss)
  on security
  transactions, futures
  contracts, option
  contracts and foreign
  currency transactions..     4,566,797      (1,652,467)  (23,713,062)  (67,017,737)     1,652,803    (13,459,509)
Net increase (decrease)
  in unrealized
  appreciation
  (depreciation) of
  investments, futures
  contracts, option
  contracts and foreign
  currency
  transactions...........   (23,216,876)      1,780,176   (47,527,059)   (7,892,010)       548,559      1,207,489
                           ------------   -------------  ------------   ------------  ------------   ------------
  Net increase (decrease)
    in net assets
    resulting from
    operations...........   (18,526,417)      1,531,874   (69,594,153)  (71,977,743)    15,635,963     11,292,953
                           ------------   -------------  ------------   ------------  ------------   ------------
DIVIDENDS AND
  DISTRIBUTIONS TO
  SHAREHOLDERS
From net investment
  income.................            --        (106,710)           --    (3,835,468)            --    (19,070,292)
From net realized gains
  on investment
  transactions...........            --     (95,201,365)           --   (27,071,415)            --             --
                           ------------   -------------  ------------   ------------  ------------   ------------
  Total distributions to
    shareholders.........            --     (95,308,075)           --   (30,906,883)            --    (19,070,292)
                           ------------   -------------  ------------   ------------  ------------   ------------

CAPITAL SHARE
  TRANSACTIONS
Proceeds from sales of
  shares.................    15,045,707     112,172,102    42,484,963   117,586,950     46,965,818     71,162,022
Acquisition of
  Diversified Bond Fund's
  net assets
  (Note 12)..............            --              --            --            --             --    254,879,489
Distributions
  reinvested.............            --      95,308,075            --    30,906,883             --     19,070,292
Cost of shares
  repurchased............    (8,137,178)   (204,193,829)   (4,680,294)  (15,335,882)   (16,074,837)   (90,611,524)
                           ------------   -------------  ------------   ------------  ------------   ------------
  Net increase from
    capital share
    transactions.........     6,908,529       3,286,348    37,804,669   133,157,951     30,890,981    254,500,279
                           ------------   -------------  ------------   ------------  ------------   ------------
Net increase (decrease)
  in net assets..........   (11,617,888)    (90,489,853)  (31,789,484)   30,273,325     46,526,944    246,722,940
                           ------------   -------------  ------------   ------------  ------------   ------------

NET ASSETS
Beginning of period......   276,788,197     367,278,050   472,712,333   442,439,008    531,201,674    284,478,734
                           ------------   -------------  ------------   ------------  ------------   ------------
End of period............  $265,170,309   $ 276,788,197  $440,922,849   $472,712,333  $577,728,618   $531,201,674
                           ============   =============  ============   ============  ============   ============
Undistributed net
  investment income......  $  1,474,543   $   1,350,881  $  4,577,972   $ 2,932,004   $ 37,594,078   $ 24,159,477
                           ============   =============  ============   ============  ============   ============

CAPITAL SHARES
Capital shares
  outstanding, beginning
  of period..............    24,538,038      21,310,232    43,152,138    31,645,280     48,050,279     26,492,586
Capital shares issued....     1,339,863       8,884,865     4,075,134     9,924,913      4,186,475      4,759,265
Shares issued in
  acquisition of
  Diversified Bond Fund's
  net assets
  (Note 12)..............            --              --            --            --             --     23,191,946
Capital shares from
  distributions
  reinvested.............            --       8,974,395            --     2,856,459             --      1,735,239
Capital shares
  redeemed...............      (729,437)    (14,631,454)     (452,812)   (1,274,514)    (1,433,348)    (8,128,757)
                           ------------   -------------  ------------   ------------  ------------   ------------
Capital shares
  outstanding, end of
  period.................    25,148,464      24,538,038    46,774,460    43,152,138     50,803,406     48,050,279
                           ============   =============  ============   ============  ============   ============

    The accompanying notes are an integral part of the financial statements.
                                                                              23

 Financial Highlights
  CitiStreet Funds, Inc.



                                                              International Stock Fund
                                     --------------------------------------------------------------------------
                                        Period
                                         ended                        Year ended December 31,
                                     June 30, 2002  -----------------------------------------------------------
                                      (Unaudited)      2001        2000        1999        1998        1997
                                     -------------  ----------  ----------  ----------  ----------  -----------
NET ASSET VALUE
  Beginning of period....              $  12.45      $  19.58    $  22.33    $  16.85    $  15.48    $  15.08
                                       --------      --------    --------    --------    --------    --------
OPERATIONS
  Net investment
    income(1)............                  0.08+         0.03        0.24        0.17        0.09        0.57
  Net realized and
    unrealized gain
    (loss) on
    investments..........                 (1.16)        (4.22)      (1.97)       5.31        2.21        0.19
                                       --------      --------    --------    --------    --------    --------
  Total from investment
    operations...........                 (1.08)        (4.19)      (1.73)       5.48        2.30        0.76
                                       --------      --------    --------    --------    --------    --------
DISTRIBUTIONS TO
  SHAREHOLDERS
  Dividends from net
    investment income....                    --         (0.21)      (0.18)         --       (0.31)      (0.24)
  Distributions from net
    realized gains on
    investments..........                    --         (2.73)      (0.84)         --       (0.62)      (0.06)
  Distributions in excess
    of net investment
    income or realized
    gains................                    --            --          --          --          --       (0.06)
                                       --------      --------    --------    --------    --------    --------
  Total distributions....                    --         (2.94)      (1.02)         --       (0.93)      (0.36)
                                       --------      --------    --------    --------    --------    --------
NET ASSET VALUE
  End of period..........              $  11.37      $  12.45    $  19.58    $  22.33    $  16.85    $  15.48
                                       ========      ========    ========    ========    ========    ========
TOTAL RETURN(2)..........                 (8.67)%      (21.44)%     (8.03)%     32.52%      14.91%       5.04%
RATIOS/SUPPLEMENTAL DATA
  Net assets at end of
    period (000's
    omitted).............              $360,845      $368,195    $344,409    $388,492    $300,072    $236,571
  Ratios of expenses to
    average net assets:
    Before repayments/reimbursements
      and directed
      brokerage
      arrangements.......                  0.86%(3)      0.86%       0.75%       0.72%       0.73%       0.79%
    After repayments/reimbursements
      and before directed
      brokerage
      arrangements.......                  0.86%(3)      0.86%       0.75%       0.72%       0.73%(4)    0.79%(4)
    After repayments/reimbursements
      and directed
      brokerage
      arrangements.......                  0.85%(3)      0.85%       0.74%       0.71%       0.72%       0.77%
  Ratios of net
    investment income to
    average net assets:
    Before repayments/reimbursements
      and directed
      brokerage
      arrangements.......                  1.32%(3)      0.70%       0.93%       0.90%       1.22%       1.61%
    After repayments/reimbursements
      and directed
      brokerage
      arrangements.......                  1.33%(3)      0.71%       0.94%       0.91%       1.23%       1.63%
  Portfolio turnover
    rate.................                 15.62%        68.20%      23.94%      18.36%      20.65%      23.08%


--------------------------------------------------------------------------------

(1) Net of expense reimbursements, repayments and directed brokerage arrangements.
(2) Total return is calculated assuming an initial investment made at net asset value at the beginning of the period, all dividends and distributions are reinvested and redemption on the last day of the period. Total Returns do not reflect charges attributable to separate account expenses deducted by the insurance company for variable annuity contract shareholders. Inclusion of these charges would reduce the total return shown.
(3)  Annualized.
(4)  Unaudited.
  +  Calculated using average share method.

    The accompanying notes are an integral part of the financial statements.
24

 Financial Highlights
  CitiStreet Funds, Inc.



                                                               Small Company Stock Fund
                                      --------------------------------------------------------------------------
                                         Period
                                          ended                        Year ended December 31,
                                      June 30, 2002  -----------------------------------------------------------
                                       (Unaudited)      2001        2000        1999        1998        1997
                                      -------------  ----------  ----------  ----------  ----------  -----------
NET ASSET VALUE
  Beginning of period....               $  11.28      $  17.23    $  16.42    $  13.09    $  14.33    $  13.42
                                        --------      --------    --------    --------    --------    --------
OPERATIONS
  Net investment income
    (loss)(1)............                     --          0.06        0.01       (0.04)         --          --
  Net realized and
    unrealized gain
    (loss) on
    investments..........                  (0.74)        (0.15)       1.66        4.58       (1.24)       0.91
                                        --------      --------    --------    --------    --------    --------
  Total from investment
    operations...........                  (0.74)        (0.09)       1.67        4.54       (1.24)       0.91
                                        --------      --------    --------    --------    --------    --------
DISTRIBUTIONS TO
  SHAREHOLDERS
  Dividends from net
    investment income....                     --         (0.01)         --          --          --          --
  Distributions from net
    realized gains on
    investments..........                     --         (5.85)      (0.86)      (1.21)         --          --
                                        --------      --------    --------    --------    --------    --------
  Total distributions....                     --         (5.86)      (0.86)      (1.21)         --          --
                                        --------      --------    --------    --------    --------    --------
NET ASSET VALUE
  End of period..........               $  10.54      $  11.28    $  17.23    $  16.42    $  13.09    $  14.33
                                        ========      ========    ========    ========    ========    ========
TOTAL RETURN(2)..........                  (6.56)%        1.57%      10.08%      36.71%      (8.65)%      6.78%
RATIOS/SUPPLEMENTAL DATA
  Net assets at end of
    period (000's
    omitted).............               $265,170      $276,788    $367,278    $373,638    $268,330    $258,886
  Ratios of expenses to
    average net assets:
    Before repayments/reimbursements
      and directed
      brokerage
      arrangements.......                   0.77%(3)      0.77%       0.84%       0.87%       0.87%       0.86%
    After repayments/reimbursements
      and before directed
      brokerage
      arrangements.......                   0.77%(3)      0.77%       0.84%       0.87%       0.87%(4)    0.86%(4)
    After repayments/reimbursements
      and directed
      brokerage
      arrangements.......                   0.77%(3)      0.74%       0.81%       0.83%       0.86%       0.86%
  Ratios of net
    investment income to
    average net assets:
    Before repayments/reimbursements
      and directed
      brokerage
      arrangements.......                   0.09%(3)      0.41%       0.01%      (0.36)%     (0.23)%     (0.20)%
    After repayments/reimbursements
      and directed
      brokerage
      arrangements.......                   0.09%(3)      0.44%       0.04%      (0.32)%     (0.22)%     (0.20)%
  Portfolio turnover
    rate.................                  31.69%        94.86%     154.61%     113.01%     138.02%      80.36%

--------------------------------------------------------------------------------

(1) Net of expense reimbursements, repayments and directed brokerage arrangements.
(2) Total return is calculated assuming an initial investment made at net asset value at the beginning of the period, all dividends and distributions are reinvested and redemption on the last day of the period. Total Returns do not reflect charges attributable to separate account expenses deducted by the insurance company for variable annuity contract shareholders. Inclusion of these charges would reduce the total return shown.
(3)  Annualized.
(4)  Unaudited.

    The accompanying notes are an integral part of the financial statements.
                                                                              25

 Financial Highlights
  CitiStreet Funds, Inc.



                                                                 Large Company Stock Fund
                                        --------------------------------------------------------------------------
                                           Period
                                            ended                        Year ended December 31,
                                        June 30, 2002  -----------------------------------------------------------
                                         (Unaudited)      2001        2000        1999        1998        1997
                                        -------------  ----------  ----------  ----------  ----------  -----------
NET ASSET VALUE
  Beginning of period....                 $  10.95      $  13.98    $  17.61    $  20.61    $  19.93    $  15.49
OPERATIONS
  Net investment
    income(1)............                     0.03          0.05        0.11        0.22        0.26        0.24
  Net realized and
    unrealized gain
    (loss) on
    investments..........                    (1.55)        (2.26)      (2.66)      (0.06)       2.82        4.65
                                          --------      --------    --------    --------    --------    --------
  Total from investment
    operations...........                    (1.52)        (2.21)      (2.55)       0.16        3.08        4.89
                                          --------      --------    --------    --------    --------    --------
DISTRIBUTIONS TO
  SHAREHOLDERS
  Dividends from net
    investment income....                       --         (0.10)      (0.20)      (0.27)         --       (0.24)
  Distributions from net
    realized gains on
    investments..........                       --         (0.72)      (0.88)      (2.89)      (2.40)      (0.21)
                                          --------      --------    --------    --------    --------    --------
  Total distributions....                       --         (0.82)      (1.08)      (3.16)      (2.40)      (0.45)
                                          --------      --------    --------    --------    --------    --------
NET ASSET VALUE
  End of period..........                 $   9.43      $  10.95    $  13.98    $  17.61    $  20.61    $  19.93
                                          ========      ========    ========    ========    ========    ========
TOTAL RETURN(2)..........                   (13.88)%      (15.74)%    (14.96)%     (0.28)%     15.54%      31.67%
RATIOS/SUPPLEMENTAL DATA
  Net assets at end of
    period (000's
    omitted).............                 $440,923      $472,712    $442,439    $470,417    $472,953    $414,698
  Ratios of expenses to
    average net assets:
    Before repayments/reimbursements
      and directed
      brokerage
      arrangements.......                     0.66%(3)      0.69%       0.68%       0.64%       0.65%       0.67%
    After repayments/reimbursements
      and before directed
      brokerage
      arrangements.......                     0.66%(3)      0.69%       0.68%       0.64%       0.65%(4)    0.67%(4)
    After repayments/reimbursements
      and directed
      brokerage
      arrangements.......                     0.64%(3)      0.68%       0.65%       0.62%       0.61%       0.65%
  Ratios of net
    investment income to
    average net assets:
    Before repayments/reimbursements
      and directed
      brokerage
      arrangements.......                     0.69%(3)      0.67%       0.83%       1.17%       1.30%       1.36%
    After repayments/reimbursements
      and directed
      brokerage
      arrangements.......                     0.71%(3)      0.68%       0.86%       1.19%       1.34%       1.38%
  Portfolio turnover
    rate.................                    25.54%        71.67%     157.89%      56.15%      51.52%      45.54%

--------------------------------------------------------------------------------

(1) Net of expense reimbursements, repayments and directed brokerage arrangements.
(2) Total return is calculated assuming an initial investment made at net asset value at the beginning of the period, all dividends and distributions are reinvested and redemption on the last day of the period. Total Returns do not reflect charges attributable to separate account expenses deducted by the insurance company for variable annuity contract shareholders. Inclusion of these charges would reduce the total return shown.
(3)  Annualized.
(4)  Unaudited.

    The accompanying notes are an integral part of the financial statements.
26

 Financial Highlights
  CitiStreet Funds, Inc.



                                                                      Diversified Bond Fund
                                      -------------------------------------------------------------------------------------
                                         Period
                                          ended                             Year ended December 31,
                                      June 30, 2002  ----------------------------------------------------------------------
                                       (Unaudited)       2001(5)(6)        2000(6)      1999(6)      1998(6)      1997(6)
                                      -------------  ------------------  -----------  -----------  -----------  -----------
NET ASSET VALUE
  Beginning of period....               $  11.06          $  10.74        $  10.18     $  11.49     $  10.74     $  10.15
                                        --------          --------        --------     --------     --------     --------
OPERATIONS
  Net investment
    income(1)............                   0.27+             0.57+           0.71         0.65         0.66         0.61
  Net realized and
    unrealized gain
    (loss) on
    investments..........                   0.04              0.16            0.49        (0.98)        0.31         0.61
                                        --------          --------        --------     --------     --------     --------
  Total from investment
    operations...........                   0.31              0.73            1.20        (0.33)        0.97         1.22
                                        --------          --------        --------     --------     --------     --------
DISTRIBUTIONS TO
  SHAREHOLDERS
  Dividends from net
    investment income....                     --             (0.41)          (0.64)       (0.67)       (0.01)       (0.62)
  Distributions from net
    realized gains on
    investments..........                     --                --              --        (0.31)       (0.21)       (0.01)
                                        --------          --------        --------     --------     --------     --------
  Total distributions....                     --             (0.41)          (0.64)       (0.98)       (0.22)       (0.63)
                                        --------          --------        --------     --------     --------     --------
NET ASSET VALUE
  End of period..........               $  11.37          $  11.06        $  10.74     $  10.18     $  11.49     $  10.74
                                        ========          ========        ========     ========     ========     ========
TOTAL RETURN(2)..........                   2.80%             6.86%          12.35%       (2.74)%       9.04%       12.01%
RATIOS/SUPPLEMENTAL DATA
  Net assets at end of
    period (000's
    omitted).............               $577,729          $531,202        $284,479     $254,368     $254,365     $218,854
  Ratios of expenses to
    average net assets:
    Before repayments/reimbursements
      and directed
      brokerage
      arrangements.......                   0.55%(3)          0.65%           0.62%        0.60%        0.60%        0.62%
    After repayments/reimbursements
      and before directed
      brokerage
      arrangements.......                   0.55%(3)          0.65%           0.62%        0.60%        0.60%(4)     0.62%(4)
    After repayments/reimbursements
      and directed
      brokerage
      arrangements(5)....                   0.55%(3)          0.65%           0.62%        0.60%        0.60%        0.62%
  Ratios of net
    investment income to
    average net assets:
    Before repayments/reimbursements
      and directed
      brokerage
      arrangements.......                   4.89%(3)          5.18%           7.14%        6.41%        5.96%        6.22%
    After repayments/reimbursements
      and directed
      brokerage
      arrangements.......                   4.89%(3)          5.18%           7.14%        6.41%        5.96%        6.22%
  Portfolio turnover
    rate.................                 112.34%           341.70%         163.11%       81.29%      224.48%      358.67%

--------------------------------------------------------------------------------

(1) Net of expense reimbursements, repayments and directed brokerage arrangements.
(2) Total return is calculated assuming an initial investment made at net asset value at the beginning of the period, all dividends and distributions are reinvested and redemption on the last day of the period. Total returns do not reflect charges attributable to separate account expenses deducted by the insurance company for variable annuity contract shareholders. Inclusion of these charges would reduce the total return shown.
(3)  Annualized.
(4)  Unaudited.
(5) The Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on debt securities. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $0.01, increase net realized and unrealized gains and losses per share by $0.01 and decrease the ratio of net investment income to average net assets from 5.25% to 5.18%. Per share data and ratios/supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
(6)  Financial information prior to April 27, 2001 is that of Long-Term Bond
     Fund.
  +  Calculated using average share method.

    The accompanying notes are an integral part of the financial statements.
                                                                              27

 Portfolio of Investments
  CitiStreet Funds, Inc. / International Stock Fund / June 30, 2002
  (Unaudited)



Shares                                                      Value
-----------------------------------------------------------------------
COMMON STOCKS -- 93.7%
ADVERTISING -- 1.2%
   605,900  Taylor Nelson Sofres Plc................  $       1,773,288
   308,087  WPP Group Plc...........................          2,601,670
                                                      -----------------
                                                              4,374,958
                                                      -----------------
AEROSPACE & DEFENSE -- 0.4%
   259,735  British Aerospace Plc...................          1,326,311
                                                      -----------------
AUTOMOTIVE -- 2.5%
    50,046  Bayerische Motoren Werke AG.............          2,063,562
   124,200  Honda Motor Co., Ltd....................          5,036,136
    59,800  Toyota Motor Corp.......................          1,586,602
    36,200  Wolseley Plc............................            366,945
                                                      -----------------
                                                              9,053,245
                                                      -----------------
BANKING -- 13.1%
   122,779  ABN Amro Holdings.......................          2,229,961
    10,100  Acom Co., Ltd...........................            690,153
   482,853  Banco de Santander......................          3,834,094
   729,134  Barclay's Plc...........................          6,135,006
    69,694  BNP Paribas SA..........................          3,854,566
    60,000  Credit Lyonnais SA#.....................          2,571,774
    40,000  Credit Suisse Group*....................          1,270,028
   583,312  HSBC Holdings Plc.......................          6,708,555
   734,559  Lloyds TSB Group Plc....................          7,311,580
       299  Mitsubishi Tokyo Financial Group,
            Inc.....................................          2,015,684
    53,965  National Australia Bank Ltd.#...........          1,072,430
    33,541  Royal Bank of Scotland Group Plc........            950,954
     9,100  Takefuji Corp...........................            632,450
    60,303  Toronto-Dominion Bank (The).............          1,409,932


Shares                                                      Value
-----------------------------------------------------------------------
   112,022  UBS AG - Registered*....................  $       5,634,382
   123,786  Westpac Banking Corp....................          1,128,520
                                                      -----------------
                                                             47,450,069
                                                      -----------------
BEVERAGES, FOOD & TOBACCO -- 8.5%
    96,963  British American Tobacco Plc............          1,041,993
   161,968  Cadbury Schweppes Plc...................          1,213,448
   511,547  Compass Group Plc.......................          3,103,402
   529,786  Diageo Plc..............................          6,880,331
   230,288  Foster's Group Ltd......................            610,194
    20,000  Groupe Danone#..........................          2,749,548
    78,446  Heineken NV.............................          3,442,995
    35,832  Nestle SA...............................          8,355,094
    14,922  Unilever NV.............................            977,085
   250,153  Unilever Plc............................          2,280,220
                                                      -----------------
                                                             30,654,310
                                                      -----------------
BUILDING MATERIALS -- 0.5%
   145,000  Grafton Group Plc.......................            630,097
    12,346  Lafarge SA..............................          1,231,515
    11,646  Lafarge SA Coupons......................             25,861
                                                      -----------------
                                                              1,887,473
                                                      -----------------
CHEMICALS -- 0.8%
    48,652  Bayer AG................................          1,542,405
    42,000  Fuji Photo Film.........................          1,356,125
                                                      -----------------
                                                              2,898,530
                                                      -----------------
COMMERCIAL SERVICES -- 5.5%
     8,300  Adecco SA - Registered..................            493,039
   150,000  Assa Abloy AB...........................          2,113,665
   130,038  Brambles Industries Ltd.................            689,123
   550,000  Capita Group Plc........................          2,615,690
 1,287,574  Hays Plc................................          3,022,451
   335,000  Hutchison Whampoa Ltd...................          2,501,847
   122,000  JGC Corp................................            865,200
 1,000,000  Li & Fung Ltd...........................          1,346,200
   137,800  Securitas AB............................          2,833,912

    The accompanying notes are an integral part of the financial statements.
28

 Portfolio of Investments
  CitiStreet Funds, Inc. / International Stock Fund / June 30, 2002 (Unaudited) (continued)


Shares                                                      Value
-----------------------------------------------------------------------
   680,000  Serco Group Plc.........................  $       2,083,044
 1,105,000  Singapore Technologies Engineering
            Ltd.....................................          1,207,102
                                                      -----------------
                                                             19,771,273
                                                      -----------------
COMMUNICATIONS -- 2.7%
    53,335  Alcatel Alsthom.........................            370,833
   557,200  Ericsson LM - B*........................            842,765
   219,935  Telecom Italia SpA#.....................          1,722,509
 4,901,664  Vodafone Group Plc......................          6,724,593
                                                      -----------------
                                                              9,660,700
                                                      -----------------
COMPUTER SOFTWARE & PROCESSING -- 1.6%
   300,000  Indra Sistemas SA.......................          2,592,510
   257,500  Misys Plc...............................            949,866
    15,000  SAP AG..................................          1,481,438
    22,000  Trend Micro, Inc.*......................            614,904
                                                      -----------------
                                                              5,638,718
                                                      -----------------
COSMETICS & PERSONAL CARE -- 0.7%
    42,100  Wella AG................................          2,528,004
                                                      -----------------
ELECTRIC UTILITIES -- 2.0%
   162,114  EDP - Electricidade de Portugal SA......            313,804
   118,618  Endesa SA#..............................          1,723,282
    86,505  Veba AG.................................          5,040,638
                                                      -----------------
                                                              7,077,724
                                                      -----------------
ELECTRICAL EQUIPMENT -- 1.4%
    23,200  Advantest Corp..........................          1,443,998
   203,000  Hitachi Ltd.............................          1,312,618
   870,000  Johnson Electric Holdings Ltd...........          1,031,733
    13,000  Mabuchi Motor Co., Ltd..................          1,280,954
                                                      -----------------
                                                              5,069,303
                                                      -----------------

Shares                                                      Value
-----------------------------------------------------------------------
ELECTRONICS -- 7.3%
   108,569  ASM Lithography Holding NV*.............  $       1,718,821
   105,660  Celestica, Inc.*........................          2,399,539
   198,400  Flextronics International Ltd.*.........          1,414,592
   218,718  Koninklijke (Royal) Philips Electronics
            NV......................................          6,106,650
    40,000  Koninklijke (Royal) Philips Electronics
            NV ADR..................................          1,104,000
    60,000  Pioneer Corp............................          1,073,790
     4,900  Rohm Co., Ltd...........................            731,386
    36,046  Smiths Group Plc........................            468,129
   128,100  Sony Corp...............................          6,765,384
    45,000  STMicroelectronics NV...................          1,122,188
    17,000  Tokyo Electron Ltd......................          1,107,746
   293,000  Venture Manufacturing Ltd...............          2,338,404
                                                      -----------------
                                                             26,350,629
                                                      -----------------
ENTERTAINMENT & LEISURE -- 0.6%
   185,088  Hilton Group Plc........................            643,958
     9,300  Nintendo Co., Ltd.......................          1,369,518
                                                      -----------------
                                                              2,013,476
                                                      -----------------
FINANCIAL SERVICES -- 0.7%
    49,404  3i Group Plc............................            515,471
    25,460  Fortis (NL) NV*.........................            542,626
    90,000  Nomura Securities Co., Ltd. (The).......          1,321,587
                                                      -----------------
                                                              2,379,684
                                                      -----------------
FOOD RETAILERS -- 2.2%
    24,000  Ito-Yokado Co., Ltd.....................          1,201,440
   101,608  Koninklijke Ahold NV....................          2,137,467
 1,304,522  Tesco Plc...............................          4,742,588
                                                      -----------------
                                                              8,081,495
                                                      -----------------

    The accompanying notes are an integral part of the financial statements.
                                                                              29

 Portfolio of Investments
  CitiStreet Funds, Inc. / International Stock Fund / June 30, 2002 (Unaudited) (continued)


Shares                                                      Value
-----------------------------------------------------------------------
HEAVY CONSTRUCTION -- 0.2%
     6,663  SMC Corp................................  $         787,734
                                                      -----------------
HEAVY MACHINERY -- 1.5%
   227,593  CRH Plc.................................          3,708,810
   200,000  Tomra Systems ASA.......................          1,572,480
                                                      -----------------
                                                              5,281,290
                                                      -----------------
HOME CONSTRUCTION, FURNISHINGS & APPLIANCES -- 0.1%
    30,666  RMC Group Plc...........................            306,875
                                                      -----------------
INDUSTRIAL - DIVERSIFIED -- 0.5%
    80,000  Aalberts Industries NV..................          1,483,808
    22,914  Vivendi Universal SA....................            495,153
                                                      -----------------
                                                              1,978,961
                                                      -----------------
INSURANCE -- 7.7%
    34,623  Allianz AG..............................          6,934,651
   344,543  Axa#....................................          6,301,967
   251,527  Ing Groep NV............................          6,458,761
   145,000  Jardine Lloyd Thompson Group Plc........          1,388,027
   175,891  Prudential Corp.........................          1,608,664
    53,199  Swiss Reinsurance.......................          5,201,362
                                                      -----------------
                                                             27,893,432
                                                      -----------------
MEDIA - BROADCASTING &
 PUBLISHING -- 2.2%
    90,993  Elsevier NV.............................          1,240,162
   800,000  John Fairfax Holdings Ltd...............          1,486,480
   346,614  News Corp., Ltd.........................          1,883,535
   103,819  Reed Elsevier Plc.......................            986,696
    56,384  Reuters Group Plc.......................            299,095
   145,000  Singapore Press Holdings Ltd............          1,633,266
    19,957  VNU NV..................................            554,641
                                                      -----------------
                                                              8,083,875
                                                      -----------------

Shares                                                      Value
-----------------------------------------------------------------------
MEDICAL SUPPLIES -- 2.9%
    32,600  Hoya Corp...............................  $       2,371,777
    50,000  Mettler-Toledo International, Inc.*.....          1,843,500
   100,000  Takeda Chemical Industries Ltd..........          4,388,600
   140,000  TERUMO Corp.............................          1,871,240
                                                      -----------------
                                                             10,475,117
                                                      -----------------
METALS -- 0.5%
   310,525  Broken Hill Proprietary Co..............          1,795,518
                                                      -----------------
MINING -- 0.4%
    80,013  Rio Tinto Plc...........................          1,467,222
                                                      -----------------
OFFICE EQUIPMENT -- 2.0%
   188,000  Canon...................................          7,105,516
                                                      -----------------
OIL & GAS -- 7.7%
   854,968  BP Plc..................................          7,180,791
    89,644  Encana Corp.............................          2,734,886
   160,081  ENI SpA#................................          2,545,416
    35,814  IHC Caland NV...........................          2,141,699
 4,449,094  PetroChina Co., Ltd.....................            946,767
    33,800  Precision Drilling Corp. - Class A*.....          1,172,076
    24,600  Schlumberger Ltd........................          1,143,900
   413,520  Shell Transport & Trading...............          3,120,132
    42,199  Total Fina Elf SA.......................          6,851,662
                                                      -----------------
                                                             27,837,329
                                                      -----------------
PHARMACEUTICALS -- 8.7%
    44,399  AstraZeneca Group Plc...................          1,838,119
    65,746  Aventis SA..............................          4,658,900
   149,510  Celltech Group Plc*.....................          1,185,076
   399,785  GlaxoSmithKline Plc.....................          8,641,193
   209,742  Novartis AG.............................          9,224,558
    54,400  Novo Nordisk AS.........................          1,800,874
   101,100  Patheon, Inc.*..........................            809,649

    The accompanying notes are an integral part of the financial statements.
30

 Portfolio of Investments
  CitiStreet Funds, Inc. / International Stock Fund / June 30, 2002 (Unaudited) (continued)


Shares                                                      Value
-----------------------------------------------------------------------
    25,117  Roche Holding AG........................  $       1,898,765
    19,312  Sanofi-Synthelabo SA....................          1,174,898
                                                      -----------------
                                                             31,232,032
                                                      -----------------
REAL ESTATE -- 1.0%
   134,624  Cheung Kong (Holdings) Ltd..............          1,121,903
   317,000  Sun Hung Kai Properties Ltd.............          2,408,059
                                                      -----------------
                                                              3,529,962
                                                      -----------------
RETAILERS -- 0.6%
    47,010  Boots Co. Plc...........................            466,132
    72,000  KAO Corp................................          1,657,987
                                                      -----------------
                                                              2,124,119
                                                      -----------------
TELEPHONE SYSTEMS -- 4.3%
   351,806  Nokia Oyj...............................          5,149,244
     2,248  NTT DoCoMo..............................          5,532,970
   579,083  Telefonica SA*..........................          4,861,286
                                                      -----------------
                                                             15,543,500
                                                      -----------------
TEXTILES, CLOTHING & FABRICS -- 0.4%
    16,939  Gucci Group NV..........................          1,589,290
                                                      -----------------
TRANSPORTATION -- 0.7%
   128,000  Amadeus Global Travel Distribution
            SA*.....................................            819,174
   688,000  DelGro Corp., Ltd.......................            798,286
    47,361  Railtrack Group Plc(a)..................            153,057
    33,697  TNT Post Group NV.......................            761,114
                                                      -----------------
                                                              2,531,631
                                                      -----------------
WATER AND SEWER -- 0.6%
    87,471  Suez SA.................................          2,332,493
                                                      -----------------
                                                            338,111,798
TOTAL COMMON STOCKS
  (Cost $383,754,579)...............................
                                                      -----------------

Shares                                                      Value
-----------------------------------------------------------------------
RIGHTS AND WARRANTS -- 0.0%
    80,000  Aalberts Industries NV*.................  $          33,976
   171,600  TI Automotive Ltd.*.....................                  0
                                                      -----------------
                                                                 33,976
TOTAL RIGHTS AND WARRANTS
  (Cost $29,412)....................................
                                                      -----------------

Principal
Amount
---------
SHORT-TERM INVESTMENTS -- 2.8%
Cash Equivalents -- 2.8%
$1,232,475  Fleet National Bank
            2.000%, 07/03/02(b).....................          1,232,475
   324,814  Merrill Lynch
            1.910%, 11/26/02(b).....................            324,814
 2,598,515  Merrill Lynch
            2.040%, 07/01/02(b).....................          2,598,515
 4,191,901  Merrimac Cash Fund Premium Class
            0.000%,(b)..............................          4,191,901
   849,629  Morgan Stanley Dean Witter
            2.080%, 11/08/02(b).....................            849,629
   324,814  National City Bank
            1.820%, 01/23/03(b).....................            324,814
   649,629  U.S. Bank
            1.800%, 11/06/02(b).....................            649,629
                                                      -----------------
                                                             10,171,777
                                                      -----------------
                                                             10,171,777
TOTAL SHORT-TERM INVESTMENTS
  (Cost $10,171,777)................................
                                                      -----------------
                                                            348,317,551
TOTAL INVESTMENTS -- 96.5%
  (Cost $393,955,768)...............................
                                                      -----------------
                                                             12,527,210
Other assets in excess of liabilities -- 3.5%
                                                      -----------------
                                                      $     360,844,761
TOTAL NET ASSETS -- 100.0%
                                                      =================
NOTES TO THE PORTFOLIO OF INVESTMENTS:

ADR -- American Depositary Receipt
*    Non-income producing security.
#    All or a portion of security out on loan.
(a)  Security is fair valued.
(b)  Represents investments of security lending collateral (Note 2).

    The accompanying notes are an integral part of the financial statements.
                                                                              31

 Investments by Country
  CitiStreet Funds, Inc. / International Stock Fund / June 30, 2002
  (Unaudited)


                                                    Percentage of
COUNTRY                                              Net Assets
-----------------------------------------------------------------
Great Britain                                             25.5
Japan                                                     15.0
Switzerland                                                9.2
France                                                     9.0
Netherlands                                                8.9
Germany                                                    5.4
United States                                              4.0
Spain                                                      3.8
Hong Kong                                                  2.6
Australia                                                  2.4
Canada                                                     2.4
Singapore                                                  1.7
Sweden                                                     1.6
Finland                                                    1.4
Ireland                                                    1.2
Italy                                                      1.2
Denmark                                                    0.5
Norway                                                     0.4
Belgium                                                    0.2
Portugal                                                   0.1
                                                     ---------
 Total                                                    96.5%
                                                     =========


    The accompanying notes are an integral part of the financial statements.
32

 Portfolio of Investments
  CitiStreet Funds, Inc. / Small Company Stock Fund / June 30, 2002
  (Unaudited)



Shares                                                       Value
------------------------------------------------------------------------
COMMON STOCKS -- 92.7%
ADVERTISING -- 0.3%
        700  Avenue A, Inc.*.........................  $           2,492
      1,826  Catalina Marketing Corp.#...............             51,530
        200  Cross Media Marketing Corp.#............              1,880
    105,900  DoubleClick, Inc.*......................            767,775
      1,759  Getty Images, Inc.*.....................             38,293
         38  Grey Global Group, Inc..................             26,220
      1,063  Penton Media, Inc.#.....................              2,285
        500  ValueClick, Inc.*.......................              1,620
                                                       -----------------
                                                                 892,095
                                                       -----------------
AEROSPACE & DEFENSE -- 0.1%
      1,205  AAR Corp................................             12,291
      1,300  BE Aerospace, Inc.*.....................             17,134
        200  Ducommun, Inc.*.........................              5,248
      1,817  Gencorp, Inc............................             25,983
        683  Heico Corp..............................              9,576
      1,292  Kaman Corp..............................             21,654
        724  Moog, Inc. - Class A*...................             31,045
      1,600  Onyx Software Corp.*....................              5,408
      1,984  Orbital Sciences Corp.#.................             15,812
      1,847  Teledyne Technologies, Inc.*............             38,325
      1,801  Teleflex, Inc...........................            102,927
        850  Triumph Group, Inc.*....................             37,910
        400  United Defense Industries, Inc.*........              9,200
        670  United Industrial Corp..................             14,639
                                                       -----------------
                                                                 347,152
                                                       -----------------
AIRLINES -- 0.5%
      2,835  Airtran Holdings, Inc.*.................             14,884
      1,363  Alaska Airgroup, Inc.*..................             35,574
        200  Amtran, Inc.*...........................              1,372


Shares                                                       Value
------------------------------------------------------------------------
      2,201  Atlantic Coast Airlines Holdings,
             Inc.*...................................  $          47,762
        709  Atlas Air, Inc.#........................              2,623
      3,401  Continental Airlines, Inc. - Class B*...             53,668
        200  JetBlue Airways Corp.#..................              9,112
      1,488  Mesa Air Group, Inc.*...................             13,690
        709  Mesaba Holdings, Inc.*..................              4,162
        496  Midwest Express Holdings*...............              6,547
      2,726  Skywest, Inc............................             63,761
     84,268  UAL Corp.#..............................            964,026
      3,364  US Airways Group, Inc.*.................             12,447
                                                       -----------------
                                                               1,229,628
                                                       -----------------
APPAREL RETAILERS -- 2.0%
      8,400  Aeropostale, Inc.*......................            229,908
      1,894  AnnTaylor Stores Corp.*.................             48,089
        142  Bebe Stores, Inc.*......................              2,881
      2,906  Boyds Collection Ltd.*..................             18,279
        354  Buckle, Inc.*...........................              8,726
        850  Cato Corp...............................             18,955
      1,021  Charlotte Russe Holdings, Inc.*.........             22,799
      5,136  Charming Shoppes*.......................             44,375
     20,325  Chico's FAS, Inc.#......................            738,204
        550  Childrens Place, Inc. (The)*............             14,576
      1,155  Christopher & Banks Corp.*..............             48,856
     95,801  Claire's Stores, Inc....................          2,193,843
        164  Deb Shops, Inc..........................              5,540
      1,276  Dress Barn, Inc.*.......................             19,740
        834  Finish Line, Inc. (The) - Class A*......             14,945
        300  Goody's Family Clothing, Inc.*..........              3,459
      1,419  Gymboree Corp.*.........................             22,732
      1,647  Pacific Sunwear of California, Inc.#....             36,514

    The accompanying notes are an integral part of the financial statements.
                                                                              33

 Portfolio of Investments
  CitiStreet Funds, Inc. / Small Company Stock Fund / June 30, 2002 (Unaudited) (continued)


Shares                                                       Value
------------------------------------------------------------------------
      1,192  Payless Shoesource, Inc.#...............  $          68,719
      4,056  Ross Stores, Inc........................            165,282
        300  Stage Stores, Inc.*.....................             10,422
      1,488  Stein Mart, Inc.*.......................             17,663
      1,392  Talbots, Inc............................             48,720
    132,300  The Sports Authority, Inc.*.............          1,502,928
      1,747  Too, Inc.*..............................             53,808
        406  Urban Outfitters, Inc.*.................             14,096
        567  Wilsons The Leather Experts*............              7,938
                                                       -----------------
                                                               5,381,997
                                                       -----------------
AUTOMOTIVE -- 0.9%
        100  Aftermarket Technology Corp.*...........              1,920
        525  American Axle & Manufacturing Holdings,
             Inc.*...................................             15,613
      3,424  Arvinmeritor, Inc.......................             82,176
        100  Asbury Automotive Group, Inc.*..........              1,360
      5,223  Autoliv, Inc............................            131,620
        596  Bandag, Inc.............................             16,879
      1,363  Borg-Warner Automotive, Inc.............             78,727
      1,900  Circuit City Stores, Inc. - Carmax
             Group#..................................             41,135
        567  Coachmen Industries, Inc................              8,221
      3,479  Collins & Aikman Corp.*.................             31,659
      3,258  Copart, Inc.*...........................             52,877
      7,900  Dana Corp...............................            146,387
        496  Dura Automotive Systems, Inc.*..........             10,292
      2,284  Federal Signal Corp.....................             54,816
        909  Group 1 Automotive, Inc.*...............             34,678
        283  IMPCO Technologies, Inc.*...............              3,707
      2,372  JLG Industries, Inc.....................             33,279


Shares                                                       Value
------------------------------------------------------------------------
        200  Keystone Automotive Industries, Inc.*...  $           3,806
      3,177  Lear Corp.*.............................            146,936
        506  Lithia Motors, Inc. - Class A*..........             13,622
      1,157  Monaco Coach Corp.*.....................             24,644
        772  Myers Industries, Inc...................             13,232
        200  National R.V. Holdings, Inc.*...........              2,000
      3,222  Navistar International Corp.............            103,104
        838  Oshkosh Truck Corp......................             49,534
      4,977  PACCAR, Inc.#...........................            220,929
      2,372  Pep Boys (The) - Manny, Moe & Jack#.....             39,968
        534  Smith (A.O.) Corp.......................             16,666
      1,163  Sonic Automotive, Inc.#.................             29,947
        200  Spartan Motors, Inc.....................              3,064
      1,965  SPX Corp.*..............................            230,887
        564  Standard Motor Products, Inc............              9,560
        100  Strattec Security Corp.*................              5,532
      1,050  Superior Industries International.......             48,562
        876  TBC Corp.*..............................             13,911
        600  Tenneco Automotive, Inc.*...............              3,960
        325  Thor Industries, Inc....................             23,159
        283  United Auto Group, Inc.*................              5,915
     51,624  Visteon Corp............................            733,061
      1,480  Wabash National Corp....................             14,800
                                                       -----------------
                                                               2,502,145
                                                       -----------------
BANKING -- 6.0%
        200  ABC Bancorp.............................              2,978
        992  Advanta Corp. - Class A.................             10,773
        554  Alabama National Bancorp................             23,983
        200  Allegiant Bancorp, Inc..................              3,634
      1,276  Amcore Financial, Inc...................             29,565


    The accompanying notes are an integral part of the financial statements.
34

 Portfolio of Investments
  CitiStreet Funds, Inc. / Small Company Stock Fund / June 30, 2002 (Unaudited) (continued)


Shares                                                       Value
------------------------------------------------------------------------
      1,605  American Capital Strategies Ltd.........  $          44,089
      1,076  American Financial Holdings, Inc........             32,194
        850  Anchor Bancorp Wisconsin, Inc...........             20,493
        315  Arrow Financial Corp....................             10,707
      3,869  Associated Banc-Corp....................            145,900
      4,568  Astoria Financial Corp..................            146,404
        100  Bancorp Connecticut, Inc................              2,806
      4,221  Bancorpsouth, Inc.......................             85,264
        600  Bank Mutual Corp........................             12,222
        797  Bank of Granite Corp....................             15,693
      3,744  Bank of Hawaii Corp.....................            104,832
        200  Bank of the Ozarks, Inc.................              4,468
      1,792  Bankatlantic Bancorp, Inc...............             22,221
     33,121  Banknorth Group, Inc....................            861,808
      1,113  BankUnited Financial Corp. - Class A*...             21,581
        549  Banner Corp.............................             13,588
      3,605  Bay View Capital Corp.*.................             23,108
        100  Berkshire Hills Bancorp, Inc............              2,620
        928  Boston Private Financial Holdings,
             Inc.....................................             22,959
        100  BostonFed Bancorp, Inc..................              3,210
        709  Brookline Bancorp, Inc..................             17,938
        100  Bryn Mawr Bank Corp.....................              4,030
        425  BSB Bancorp, Inc........................             11,339
        200  California First National Bancorp.......              3,216
        100  Camden National Corp....................              2,785
        283  Capital City Bank Group, Inc............              9,772
        100  Capitol Bancorp Ltd.....................              2,384
        150  Cascade Bancorp.........................              2,700
        850  Cathay Bancorp, Inc.....................             34,663


Shares                                                       Value
------------------------------------------------------------------------
        110  CB Bancshares, Inc......................  $           4,168
        385  CCBT Financial Cos., Inc................             10,938
      1,075  Centennial Bancorp......................              8,471
        481  Central Coast Bancorp*..................             10,909
        100  Century Bancorp, Inc. - Class A.........              2,737
        834  CFS Bancorp, Inc........................             12,894
        100  Charter Financial Corp..................              2,846
     10,462  Charter One Financial, Inc..............            359,684
      1,251  Chemical Financial Corp.................             46,925
      1,595  Chittenden Corp.........................             46,223
      2,426  Citizens Banking Corp...................             69,481
        100  Citizens First Bancorp, Inc.............              2,249
        834  City Holding Co.*.......................             19,524
     21,743  City National Corp......................          1,168,686
        225  CityBank (Lynwood, WA)..................              7,200
        164  Coastal Bancorp, Inc....................              5,209
        300  CoBiz, Inc..............................              5,163
      6,107  Colonial Bancgroup, Inc.................             91,605
        100  Columbia Bancorp........................              2,361
        721  Columbia Banking System, Inc.*..........              9,308
     36,334  Commerce Bancorp, Inc...................          1,605,963
      3,329  Commerce Bancshares, Inc................            147,275
      2,351  Commercial Federal Corp.................             68,179
        449  Commonwealth Bancorp, Inc...............             13,322
        585  Community Bank System, Inc..............             18,866
        404  Community Banks, Inc....................             11,886
        549  Community Trust Bancorp, Inc............             15,432
      6,612  Compass Bancshares, Inc.................            222,163
        567  CompuCredit Corp.*......................              3,867
        549  Connecticut Bancshares, Inc.............             18,227
        496  Corus Bankshares, Inc...................             22,776
        283  CPB, Inc................................             13,004

    The accompanying notes are an integral part of the financial statements.
                                                                              35

 Portfolio of Investments
  CitiStreet Funds, Inc. / Small Company Stock Fund / June 30, 2002 (Unaudited) (continued)


Shares                                                       Value
------------------------------------------------------------------------
      2,739  Cullen/Frost Bankers, Inc...............  $          98,467
      1,255  CVB Financial Corp......................             28,501
        975  Dime Community Bancshares...............             22,123
      1,021  Downey Financial Corp...................             48,293
        300  Euronet Services, Inc.*.................              4,797
        625  F&M Bancorp.............................             22,050
      2,340  F.N.B. Corp.............................             64,256
        413  Farmers Capital Bank Corp...............             14,558
        743  Fidelity Bankshares, Inc................             16,428
        496  Financial Federal Corp.*................             16,418
        428  Financial Institutions, Inc.............             16,204
        285  First Bancorp North Carolina............              7,840
      1,021  First BanCorp. (Puerto Rico)............             38,492
        425  First Busey Corp. - Class A.............              9,541
      1,788  First Charter Corp......................             32,327
        283  First Citizens Bancshares...............             31,297
      3,293  First Commonwealth Financial Corp.......             44,423
        100  First Community Bancorp, California.....              2,321
        440  First Community Bancshares, Inc.........             14,810
        306  First Essex Bancorp, Inc................             10,465
      1,038  First Federal Capital Corp..............             22,940
      2,037  First Financial Bancorp.................             39,864
        620  First Financial Bankshares, Inc.........             25,940
        383  First Financial Corp....................             19,694
        767  First Financial Holdings, Inc...........             25,112
        531  First Indiana Corp......................             11,560
        520  First Merchants Corp....................             15,599
      2,478  First Midwest Bancorp, Inc..............             68,839
        100  First National Corp.....................              3,020


Shares                                                       Value
------------------------------------------------------------------------
        450  First Niagara Financial Group, Inc......  $          12,492
        100  First Oak Brook Bancshares..............              3,157
        749  First Place Financial Corp..............             14,913
        570  First Republic Bank*....................             15,675
      1,417  First Sentinel Bancorp, Inc.............             19,498
      2,555  First Virginia Banks, Inc...............            136,999
        100  Firstfed America Bancorp, Inc...........              2,380
        980  Firstfed Financial Corp.*...............             28,420
      4,085  FirstMerit Corp.........................            112,664
        444  Flagstar Bancorp, Inc...................             10,256
        609  Flushing Financial Corp.................             12,478
        850  Frontier Financial Corp.................             24,947
        449  German American Bancorp.................              8,306
     14,049  Glacier Bancorp, Inc....................            344,200
      1,276  Gold Banc Corporation, Inc..............             13,996
        100  Granite State Bankshares, Inc...........              3,281
        285  Great Southern Bancorp, Inc.............             11,343
        100  Hanmi Financial Corp.*..................              1,714
      1,021  Harbor Florida Bancshares, Inc..........             21,247
      1,038  Harleysville National Corp..............             28,036
        100  Hawthorne Financial Corp.*..............              3,241
      8,458  Hibernia Corp...........................            167,384
      4,220  Hudson City Bancorp, Inc................             83,345
        791  Hudson River Bancorp, Inc...............             21,349
      2,240  Hudson United Bancorp...................             63,974
     13,000  Huntington Bancshares, Inc..............            252,460
        285  Iberiabank Corp.........................             11,554
      3,077  Independence Community Bank.............             90,064
        596  Independent Bank Corp., Massachusetts...             13,642

    The accompanying notes are an integral part of the financial statements.
36

 Portfolio of Investments
  CitiStreet Funds, Inc. / Small Company Stock Fund / June 30, 2002 (Unaudited) (continued)

Shares                                                       Value
------------------------------------------------------------------------
        576  Independent Bank Corp., Michigan........  $          18,179
        980  Integra Bank Corp.......................             21,952
        100  Interchange Financial Services Corp.....              2,775
      1,107  International Bancshares Corp...........             46,760
      3,434  Investors Financial Services Corp.......            115,176
        100  ITLA Capital Corp.*.....................              2,969
        630  Lakeland Bancorp, Inc...................             13,936
        100  Lakeland Financial Corp.................              2,884
     32,898  Local Financial Corp.*..................            536,566
          1  M&T Bank Corp...........................                 86
        464  Main Streets Banks, Inc.................              9,596
        100  MASSBANK Corp...........................              3,538
        785  MB Financial, Inc.......................             26,996
        400  MCG Capital Corp........................              6,684
        300  Medford Bancorp, Inc....................             10,449
     26,589  Mercantile Bankshares Corp.(a)..........          1,090,947
        100  Merchants Bancshares, Inc...............              2,842
      1,864  Metris Companies, Inc.#.................             15,490
        385  Midwest Banc Holdings, Inc..............             11,508
        283  Mississippi Valley Bancshares...........             14,640
        100  MutualFirst Financial, Inc..............              1,908
      1,705  N.B.T. Bancorp, Inc.....................             30,809
        100  Nara Bancorp, Inc.......................              2,301
        843  National Penn Bancshares, Inc...........             22,087
        300  NBC Capital Corp........................             11,400
     40,592  Net.B@nk, Inc.#.........................            486,292
      4,246  New York Community Bancorp, Inc.........            113,283
      9,053  Northrim BanCorp, Inc...................            129,729
        638  Northwest Bancorp, Inc..................              8,428


Shares                                                       Value
------------------------------------------------------------------------
        606  Oceanfirst Financial Corp...............  $          14,629
      2,268  Ocwen Financial Corp.*..................             12,474
      3,198  Old National Bancorp....................             81,389
        380  Old Second Bancorp, Inc.................             13,961
        425  Omega Financial Corp....................             15,517
        545  Oriental Financial Group, Inc...........             13,821
        796  Pacific Northwest.......................             24,931
        200  Pacific Union Bank*.....................              3,496
        609  Park National Corp......................             52,374
        100  Parkvale Financial Corp.................              2,864
        100  Peapack-Gladstone Financial Corp........              6,120
        385  PennFed Financial Services, Inc.........             10,741
        100  PennRock Financial Services Corp........              3,270
        110  Peoples Bancorp, Inc....................              3,269
      1,205  Peoples Bank Bridgeport.................             31,463
        567  PFF Bancorp, Inc........................             21,773
        364  Port Financial Corp.....................             14,593
        100  PrivateBancorp, Inc.....................              3,093
        600  Prosperity Bancshares, Inc..............             11,100
        143  Provident Bancorp, Inc..................              4,010
      1,340  Provident Bankshares Corp...............             31,745
      1,492  Provident Financial Group, Inc.#........             43,283
        264  Quaker City Bancorp, Inc.*..............             10,935
        600  Republic Bancorp, Inc. - Class A........              7,074
         85  Republic Bancshares, Inc.*..............              1,714
        521  Riggs National Corp.....................              7,768
      4,339  Roslyn Bancorp, Inc.....................             94,720
         45  Royal Bancshares of Pennsylvania, Inc. -
             Class A.................................                963
      1,276  S & T Bancorp, Inc......................             34,452
        285  S.Y. Bancorp, Inc.......................             11,671

    The accompanying notes are an integral part of the financial statements.
                                                                              37

 Portfolio of Investments
  CitiStreet Funds, Inc. / Small Company Stock Fund / June 30, 2002 (Unaudited) (continued)


Shares                                                       Value
------------------------------------------------------------------------
        787  Sandy Spring Bancorp, Inc...............  $          25,302
        354  Santander Bancorp.......................              6,036
        143  Seacoast Banking Corp of Florida........              8,255
      1,276  Seacoast Financial Services Corp........             31,989
        428  Second Bancorp, Inc.....................             11,684
      2,084  Silicon Valley Bancshares*..............             54,934
        406  Simmons First National Corp.............             17,292
      4,420  Sky Financial Group, Inc................             93,483
     25,834  South Financial Group, Inc. (The).......            578,914
      1,388  Southwest Bancorp Of Texas*.............             50,273
        100  Southwest Bancorp, Inc..................              2,723
     12,785  Sovereign Bancorp, Inc.#................            191,136
        406  St. Francis Capital Corp................             10,065
        105  State Bancorp, Inc......................              1,843
      3,002  Staten Island Bancorp, Inc..............             57,638
        470  Sterling Bancorp, New York..............             16,779
     46,064  Sterling Bancshares, Inc................            680,365
        686  Sterling Financial Corp.,
             Pennsylvania............................             17,123
        200  Sterling Financial Corp., Washington*...              3,892
        213  Student Loan Corp.......................             17,645
        570  Suffolk Bancorp.........................             20,805
        100  Summit Bancshares, Inc..................              2,429
        100  Sun Bancorp, Inc. (New Jersey)*.........              1,389
        100  Sun Bancorp, Inc. (Texas)...............              2,449
        100  Superior Financial Corp.................              1,915
      2,201  Susquehanna Bancshares, Inc.............             49,985
      3,915  TCF Financial Corp......................            192,226


Shares                                                       Value
------------------------------------------------------------------------
        702  Texas Regional Bancshares, Inc..........  $          34,159
        100  Three Rivers Bancorp, Inc...............              1,781
        285  Tompkins Trustco, Inc...................             13,879
        100  TriCo Bancshares........................              2,648
        156  Troy Financial Corp.....................              4,696
      1,038  Trust Company of New Jersey.............             26,676
      3,898  Trustco Bank Corp.......................             51,337
      2,255  Trustmark Corp..........................             57,615
        467  U.S.B. Holding Co., Inc.................              9,620
     15,550  UCBH Holdings, Inc......................            591,055
        954  UMB Financial Corp......................             44,714
        700  Umpqua Holdings Corp....................             12,936
        100  Union Bankshares Corp...................              2,643
      2,317  United Bankshares, Inc..................             68,073
        400  United Community Banks, Inc.............             11,852
      1,276  United Community Financial..............             11,943
        867  United National Bancorp, New Jersey.....             19,941
      2,484  Unitrin, Inc............................             88,853
      1,030  Unizan Financial Corp...................             22,052
      5,011  Valley National Bancorp.................            139,306
        206  VIB Corp.*..............................              2,680
        100  Virginia Financial Group, Inc...........              3,206
        100  Vista Bancorp, Inc......................              2,697
      1,417  W Holding Company, Inc..................             34,263
      3,266  Washington Federal, Inc.................             82,499
        649  Washington Trust Bancorp, Inc...........             15,375
      1,764  Waypoint Financial Corp.................             34,486
      2,468  Webster Financial Corp..................             94,376
        850  Wesbanco, Inc...........................             20,153
        813  West Coast Bancorp......................             13,943

    The accompanying notes are an integral part of the financial statements.
38

 Portfolio of Investments
  CitiStreet Funds, Inc. / Small Company Stock Fund / June 30, 2002 (Unaudited) (continued)

Shares                                                       Value
------------------------------------------------------------------------
     11,530  Westamerica Bancorp.....................  $         451,745
        460  Westcorp................................             14,697
        100  Westfield Financial, Inc................              1,550
      2,107  Whitney Holding Corp....................             64,769
        200  Willow Grove Bancorp, Inc...............              2,346
      3,034  Wilmington Trust Corp...................             92,537
        609  Wintrust Financial Corp.................             21,053
        406  WSFS Financial Corp.....................             10,503
        100  Yardville National Bancorp..............              1,994
                                                       -----------------
                                                              15,791,305
                                                       -----------------
BEVERAGES, FOOD & TOBACCO -- 1.8%
      1,159  Adolph Coors Co.........................             72,206
        921  American Italian Pasta Co.*.............             46,962
        850  Aurora Foods, Inc.*.....................              1,275
      1,930  Bob Evans Farms.........................             60,756
        549  Boston Beer Co., Inc. - Class A*........              8,729
        200  Bridgeford Foods Corp...................              2,654
     26,700  Bunge Ltd...............................            563,370
      1,559  Cadiz, Inc.*............................             13,250
        600  Chiquita Brands International, Inc.*....             10,746
         71  Coca-Cola Bottling Co. Consolidated.....              3,053
      3,634  Constellation Brands, Inc.*.............            116,288
      1,959  Corn Products International, Inc........             60,964
      4,606  Dean Foods Co.#.........................            171,804
      1,268  Del Monte Foods Co.*....................             14,962
      1,009  Dreyers Grand Ice Cream, Inc.#..........             69,217
         37  Farmer Brothers Co......................             13,422
      2,101  Fleming Companies, Inc.#................             38,133
     23,124  Flowers Foods, Inc.*....................            597,755
        243  Green Mountain Coffee, Inc.*............              5,154


Shares                                                       Value
------------------------------------------------------------------------
     26,922  Hain Celestial Group, Inc.*.............  $         498,057
      5,549  Hercules, Inc.*.........................             64,368
        100  Horizon Organic Holding Corp.*..........              1,762
      3,973  Hormel Foods Corp.......................             95,114
        938  International Multifoods Corp.*.........             24,388
      1,576  Interstate Bakeries.....................             45,515
        385  J&J Snack Foods Corp.*..................             17,310
      2,337  J.M. Smucker Co. (The)..................             79,762
      1,392  Lance, Inc..............................             20,295
         85  Maui Land & Pineapple Co.*..............              1,717
      7,296  McCormick & Co..........................            187,872
        200  Monterey Pasta Co.*.....................              1,886
        570  Nash-Finch Co...........................             18,217
         64  National Beverage Corp.*................                896
        200  Peet's Coffee & Tea, Inc.*..............              3,682
      4,129  PepsiAmericas, Inc......................             61,687
     21,059  Performance Food Group Co.#.............            713,058
        709  Pilgrim's Pride Corp....................              9,926
      1,517  Ralcorp Holdings, Inc.*.................             47,406
        196  Riviana Foods, Inc......................              4,970
        425  Robert Mondavi Corp. - Class A*.........             14,548
        264  Sanderson Farms, Inc....................              6,603
         19  Seaboard Corp...........................              4,721
      2,384  Sensient Technologies Corp..............             54,260
        392  Smart & Final, Inc.*....................              3,058
      5,562  Smithfield Foods, Inc.*.................            103,175
      1,006  Spartan Stores, Inc.*...................              3,088
        470  Standard Commercial Corp................             10,199
      6,483  SUPERVALU, Inc..........................            159,028
     30,050  Tasty Baking............................            405,675
      1,166  Tootsie Roll Industries.................             44,961
      1,968  Topps Co. (The)*........................             19,798

    The accompanying notes are an integral part of the financial statements.
                                                                              39

 Portfolio of Investments
  CitiStreet Funds, Inc. / Small Company Stock Fund / June 30, 2002 (Unaudited) (continued)


Shares                                                       Value
------------------------------------------------------------------------
        638  Triarc Cos.*............................  $          17,609
     11,510  Tyson Food, Inc. - Class A..............            178,520
        538  United Natural Foods, Inc.*.............             10,599
        991  Vector Group Ltd........................             17,442
                                                       -----------------
                                                               4,821,872
                                                       -----------------
BUILDING MATERIALS -- 0.2%
        921  Amcol International Corp................              6,309
        200  Ameron International Corp...............             14,450
      1,400  Apogee Enterprises, Inc.................             20,104
        413  Carbo Ceramics, Inc.....................             15,260
        283  Centex Construction Products............             10,301
        500  Comfort Systems USA, Inc.*..............              2,485
        400  Compucom Systems, Inc.*.................              1,552
        992  Elcor Corp..............................             27,131
      2,910  Fisher Scientific International*........             81,480
        975  Florida Rock Industries.................             34,915
      3,735  Ingram Micro, Inc.*.....................             51,356
      1,417  Integrated Electrical Services, Inc.*...              8,856
        700  Isolyser Corp.*.........................              1,785
      1,647  Lafarge Corp............................             57,892
      1,347  Mattson Technology, Inc.*...............              6,223
        328  Med-Design Corp. (The)#.................              4,244
      1,788  MEMC Electronics Materials#.............              8,493
        709  Molecular Devices Corp.*................             12,620
      4,411  Omnicare, Inc...........................            115,833
      1,859  Owens & Minor, Inc......................             36,734
        449  Pomeroy Computer Resources, Inc.*.......              6,546
         43  Technical Olympic USA, Inc.*............                682
        934  U.S. Concrete, Inc.*....................              6,136
      1,405  Universal Corp..........................             51,563


Shares                                                       Value
------------------------------------------------------------------------
      1,843  USG Corp.#..............................  $          13,177
        354  Vital Signs, Inc........................             12,797
                                                       -----------------
                                                                 608,924
                                                       -----------------
BUSINESS SERVICES -- 0.0%
      1,416  Fair Issac & Co., Inc.#.................             46,544
        468  Watson Wyatt & Co. Holdings*............             11,335
                                                       -----------------
                                                                  57,879
                                                       -----------------
CHEMICALS -- 6.4%
    203,800  Agrium, Inc.............................          1,915,720
      2,939  Airgas, Inc.*...........................             50,845
      1,263  Albemarle Corp..........................             38,837
        200  Applied Films Corp.*....................              2,232
      1,180  Arch Chemicals, Inc.....................             29,146
        850  Bio-Rad Laboratories*...................             38,683
      3,214  Cabot Corp..............................             92,081
      1,247  Cabot Microelectronics Corp.#...........             53,821
    412,876  Calgon Carbon Corp......................          3,468,158
      1,176  Cambrex Corp............................             47,158
      1,547  Carlisle Cos., Inc......................             69,584
        638  Chemfirst, Inc..........................             18,279
      3,435  Cooper Tire & Rubber Co.................             70,589
      5,703  Crompton Corp...........................             72,713
      2,043  Cytec Industries, Inc.*.................             64,232
     22,319  Entegris, Inc.#.........................            325,857
      1,488  Ferro Corp..............................             44,863
        800  Foamex International, Inc.*.............              8,888
      1,480  Fuller (H. B.) Co.......................             43,349
      1,217  Georgia Gulf Corp.......................             32,177
      2,003  Great Lakes Chemical Corp.#.............             53,059
     92,094  IMC Global, Inc.........................          1,151,175
      4,223  International Flavors & Fragrances,
             Inc.....................................            137,205

    The accompanying notes are an integral part of the financial statements.
40

 Portfolio of Investments
  CitiStreet Funds, Inc. / Small Company Stock Fund / June 30, 2002 (Unaudited) (continued)


Shares                                                       Value
------------------------------------------------------------------------
        638  International Specialty Products,
             Inc.*...................................  $           4,913
      2,710  Lubrizol Corp...........................             90,785
      5,702  Lyondell Chemical Co....................             86,100
        980  MacDermid, Inc..........................             21,070
      3,181  Millennium Chemicals, Inc...............             44,693
      1,021  Minerals Technologies, Inc..............             50,356
        521  NL Industries...........................              7,945
        500  Octel Corp.*............................             12,675
     15,788  Olin Corp...............................            349,704
     47,963  OM Group, Inc...........................          2,973,706
      2,417  Omnova Solutions, Inc.*.................             20,303
        100  Penford Corp............................              1,810
    119,152  Polyone Corp............................          1,340,460
     39,000  Potash Corp. of Saskatchewan, Inc.#.....          2,601,300
        406  Quaker Chemical Corp....................              9,947
      1,488  Schulman (A.), Inc......................             31,916
        838  Scotts Co. (The)*.......................             38,045
      4,400  Sealed Air Corp.#.......................            177,188
        154  Sequa Corp.*............................             10,070
      5,590  Solutia, Inc............................             39,242
        638  Spartech Corp...........................             17,373
        767  Surmodics, Inc.#........................             19,934
      1,417  Syntroleum Corp.*.......................              4,081
      1,868  Terra Industries, Inc.*.................              3,885
      2,851  Tupperware Corp.........................             59,272
    129,915  USEC, Inc...............................          1,143,252
      3,908  Vertex Pharmaceuticals, Inc.*...........             63,622
      1,000  W.R. Grace & Co.*.......................              3,000
      1,273  Wellman, Inc............................             21,323
                                                       -----------------
                                                              17,076,621
                                                       -----------------
COAL -- 0.5%
     50,821  Arch Coal, Inc..........................          1,154,145
      1,134  Consol Energy, Inc......................             24,097


Shares                                                       Value
------------------------------------------------------------------------
        800  Peabody Energy Corp.....................  $          22,640
      2,839  Pittston Brink's Group..................             68,136
                                                       -----------------
                                                               1,269,018
                                                       -----------------
COMMERCIAL SERVICES -- 3.3%
        464  aaiPharma, Inc.*........................             10,431
        780  Aaron Rents, Inc........................             18,681
      1,960  ABM Industries, Inc.....................             34,026
        700  Action Performance Cos., Inc.*..........             22,120
        306  Actrade Financial Technologies Ltd.#*...              3,189
      1,150  Administaff, Inc.#......................             11,500
        100  Advanced Auto Parts, Inc.*..............              5,451
      4,506  Advanced Tissue Sciences, Inc.*.........              6,489
        100  Advisory Board Co. (The)*...............              3,624
      1,009  Advo, Inc.*.............................             38,413
      2,101  Affymetrix, Inc.*.......................             50,403
        200  Alico, Inc..............................              5,878
      7,230  Allied Waste Industries, Inc.*..........             69,408
        751  Amerco, Inc.*...........................             11,107
        200  AMN Healthcare Services, Inc.*..........              7,002
        200  Angelica Corp...........................              3,440
      1,321  Anixter International, Inc.*............             31,043
      1,630  APAC Customer Services, Inc.*...........              9,617
      1,534  Arbitron, Inc.*.........................             47,861
      1,063  Ariad Pharmaceuticals, Inc.*............              4,422
      1,070  Atrix Laboratories, Inc.*...............             23,807
        683  Bone Care International, Inc.*..........              4,002
      1,843  Bowne & Co., Inc........................             27,166
        567  Bright Horizons Family Solutions,
             Inc.#...................................             18,773

    The accompanying notes are an integral part of the financial statements.
                                                                              41

 Portfolio of Investments
  CitiStreet Funds, Inc. / Small Company Stock Fund / June 30, 2002 (Unaudited) (continued)


Shares                                                       Value
------------------------------------------------------------------------
      1,008  Caci International, Inc.*...............  $          38,496
      2,200  Career Education Corp.*.................             99,000
        638  CDI Corp.*..............................             20,767
     48,631  Celgene Corp.*..........................            744,054
        417  Cendant Corp.*..........................              6,622
        867  Central Parking Corp....................             19,811
      3,189  Century Business Services, Inc.*........             10,393
      2,584  Cephalon, Inc.#.........................            116,797
          1  CGI Group, Inc.*........................                  5
        100  Charles River Associates, Inc.*.........              2,004
        885  Ciphergen Biosystems, Inc.*.............              3,124
        100  Clean Harbors, Inc.*....................              1,176
      1,050  Coinstar, Inc.*.........................             25,672
        470  Consolidated Graphics, Inc.*............              8,930
        850  Corinthian Colleges, Inc.*..............             28,806
        200  Cornell Corrections*....................              2,370
      1,763  Corporate Executive Board Co. (The)*....             60,383
          2  Corrections Corp. of Amercia*...........                 50
        100  Courier Corp............................              3,996
      1,200  Critical Path, Inc.*....................              1,224
      2,059  CuraGen Corp.*..........................             11,592
      1,209  CV Therapeutics, Inc.#*.................             22,512
      4,789  Cytogen Corp.*..........................              5,124
      6,145  Cytyc Corp.*............................             46,825
        849  Deltagen, Inc.*.........................              2,080
     13,293  Devry, Inc.(a)#.........................            303,612
      1,350  DiamondCluster International Inc. -
             Class A*................................              8,073
        425  Digitas, Inc.*..........................              1,933
      1,063  Dollar Thrifty Automotive Group*........             27,532
      3,800  Dun & Bradstreet Corp. (The)*...........            125,590


Shares                                                       Value
------------------------------------------------------------------------
      1,221  Education Management, Inc.*.............  $          49,731
      1,705  EGL, Inc.#..............................             28,917
        850  Electro Rent Corp.*.....................             11,041
        300  Ennis Business Forms, Inc...............              3,915
        638  Entremed, Inc.#.........................              1,959
      1,094  Enzo Biochem, Inc.*.....................             15,677
        427  EPIQ Systems, Inc.#.....................              7,268
      4,419  Exult, Inc.#............................             28,723
        780  First Consulting Group, Inc.*...........              6,708
        796  Forrester Research, Inc.*...............             15,442
      1,642  Freemarkets, Inc.#......................             23,201
      1,369  Frontier Airlines, Inc.*................             11,130
        673  FTI Consulting, Inc.*...................             23,562
      1,121  G&K Services, Inc.......................             38,383
      1,534  Gene Logic, Inc.*.......................             21,476
        506  Genencor International, Inc.*...........              4,954
      1,109  Gentiva Health Services.................              9,970
        600  GSI Commerce, Inc.#.....................              4,530
      1,417  Harland (John H.) Co....................             39,959
        700  Harris Interactive, Inc.*...............              2,359
        200  Healthcare Services Group, Inc.*........              3,090
        850  Heidrick & Struggles International,
             Inc.*...................................             16,974
        413  Hotels.com - Class A#...................             17,441
      2,655  Icos Corp.*.............................             45,029
         64  ICT Group, Inc.*........................              1,163
        200  iDine Rewards Network, Inc.*............              2,300
     56,034  I-Many, Inc.*...........................            154,037
      2,301  Immunogen, Inc.*........................              6,190
      3,410  Incyte Pharmaceuticals, Inc.*...........             24,791
        567  Interpool, Inc..........................              9,786

    The accompanying notes are an integral part of the financial statements.
42

 Portfolio of Investments
  CitiStreet Funds, Inc. / Small Company Stock Fund / June 30, 2002 (Unaudited) (continued)


Shares                                                       Value
------------------------------------------------------------------------
      2,845  Iron Mountain, Inc.#....................  $          87,768
      2,314  Isis Pharmaceuticals, Inc.#*............             22,006
      2,418  ITT Educational Services, Inc.*.........             52,712
      2,326  Jacobs Engineering Group, Inc.*.........             80,898
        200  Jarden Corp.*...........................              3,960
        780  Kelly Services, Inc.....................             21,068
     16,428  Kendle International, Inc.*.............            223,421
      1,509  Key3Media Group*........................                694
      1,272  kforce.com, Inc.*.......................              7,568
      2,230  Korn/Ferry International*...............             20,293
      1,070  Kosan Biosciences, Inc.*................              9,320
      5,880  KPMG Consulting, Inc.*..................             87,377
        828  Kroll, Inc.*............................             17,910
        100  L.S. Starrett Co. (The).................              2,525
      2,117  Labor Ready, Inc.#......................             12,384
        406  Landauer, Inc...........................             15,765
        596  Learning Tree International*............             11,050
        813  Luminex Corp.*#.........................              6,106
        100  Lynch Interactive Corp.*................              3,050
        850  Madison Gas & Electric Co...............             23,672
      1,630  Mail-Well, Inc.*........................              8,476
      3,948  Manpower, Inc...........................            145,089
     14,302  Massey Energy Co........................            181,635
        696  Maximus, Inc.*..........................             22,063
        504  MedQuist, Inc.*.........................             13,416
        496  Memberworks, Inc.#......................              9,191
        567  Midas, Inc.*............................              7,031
        300  MIM Corp.*..............................              3,627
        100  Monro Muffler, Inc.*....................              2,275
      4,566  MPS Group, Inc.*........................             38,811
      1,292  Myriad Genetics, Inc.#..................             26,279
        283  National Processing, Inc.*..............              7,301
      1,630  Navigant Consulting, Inc.*..............             11,394


Shares                                                       Value
------------------------------------------------------------------------
        850  NCO Group, Inc.*........................  $          18,776
        200  Neoforma, Inc.#.........................              2,598
        603  NeoPharm, Inc.#.........................              7,580
        342  NetRatings, Inc.*.......................              3,129
     32,892  Neurocrine Biosciences, Inc.#...........            942,356
        709  Neurogen Corp.*.........................              8,288
        567  New England Business Service, Inc.......             14,254
      2,388  Northwest Airlines Corp.*...............             28,799
      1,134  On Assignment, Inc.*....................             20,185
      1,063  Overture Services, Inc.#................             25,937
        413  PDI, Inc.*..............................              6,397
      6,329  PerkinElmer, Inc........................             69,935
      1,776  Per-Se Technologies*....................             16,337
     55,850  Pharmacopeia, Inc.*.....................            475,786
        200  PracticeWorks, Inc.*....................              3,690
     36,600  Precis, Inc.#...........................            331,230
        780  Prepaid Legal Services, Inc.*#..........             15,522
      2,530  PRG-Schultz International, Inc.#........             31,144
        200  Princeton Review, Inc. (The)*...........              1,828
        400  QuadraMed Corp.*........................              2,796
      5,874  Quintiles Transnational Corp.*..........             73,366
      5,411  R.R. Donnelley & Sons Co................            149,073
        591  Regeneration Technologies, Inc.*........              3,570
      1,334  Regeneron Pharmaceutical#...............             19,356
      2,001  Regis Corp.#............................             54,065
        100  RemedyTemp, Inc.*.......................              1,820
        380  Rent-A-Center, Inc.*....................             22,044
      1,063  Rent-Way, Inc.*.........................             13,766
      8,667  Republic Services, Inc.*................            165,280
        300  ResCare, Inc.*..........................              1,986

    The accompanying notes are an integral part of the financial statements.
                                                                              43

 Portfolio of Investments
  CitiStreet Funds, Inc. / Small Company Stock Fund / June 30, 2002 (Unaudited) (continued)


Shares                                                       Value
------------------------------------------------------------------------
        449  Resources Connection, Inc.*.............  $          12,119
      1,298  Rigel Pharmaceuticals, Inc.*............              4,738
        459  Right Management Consultants, Inc.*.....             12,071
        780  Rollins, Inc............................             15,865
        828  Sangamo BioSciences, Inc.*..............              4,869
        213  Seattle Genetics, Inc.*.................              1,110
      1,813  Sequenom, Inc.*.........................              6,400
     15,590  Service Corp. International*............             75,300
     15,908  Servicemaster Co........................            218,258
      2,339  Sitel Corp.*............................              7,391
        984  Sotheby's, Inc.*........................             14,022
        738  Sourcecorp*.............................             19,557
      1,176  SpeechWorks International, Inc.*........              4,326
      2,551  Spherion Corp.*.........................             30,357
      1,200  Sports Resorts International, Inc.#.....              6,480
        780  Standard Register Co....................             26,668
        354  Startek, Inc.*..........................              9,466
      1,618  Stericycle, Inc.*.......................             57,293
      5,382  Stewart Enterprises, Inc.*..............             34,283
      1,505  Sylvan Learning Systems, Inc.*..........             30,010
        100  Sypris Solutions, Inc.*.................              1,822
        425  Tejon Ranch Co.*........................             13,855
      1,734  Teletech Holdings, Inc.*................             16,542
      1,313  Telik, Inc.*............................             16,412
      2,662  Tetra Tech, Inc.*.......................             39,131
        428  TRC Companies, Inc.#....................              8,795
        909  Trimeris, Inc.#.........................             40,351
      4,760  U.S. Oncology, Inc.*....................             39,651
        370  UniFirst Corp...........................              9,361
    193,600  United Global Com, Inc.*................            532,400
      1,988  United Rentals, Inc.*...................             43,338
        600  University Of Phoenix Online*...........             17,772


Shares                                                       Value
------------------------------------------------------------------------
        667  URS Corp.*..............................  $          18,676
      2,881  Valassis Communications, Inc.*..........            105,156
      4,482  Viad Corp...............................            116,532
        496  Volt Information Sciences, Inc.*........             12,147
      2,143  Wallace Computer Services, Inc..........             46,074
      1,350  Waste Connections, Inc.#................             42,174
        200  Water Pik Technologies, Inc.*...........              2,502
     94,864  Wind River Systems*.....................            475,269
        200  World Fuel Services Corp................              4,880
                                                       -----------------
                                                               8,756,563
                                                       -----------------
COMMUNICATIONS -- 1.6%
     24,831  Advanced Fibre Communication, Inc.*.....            410,705
      1,205  Allen Telecom, Inc.#....................              5,181
     42,847  ANADIGICS, Inc.*........................            353,059
      4,415  Andrew Corp.#...........................             65,872
      2,492  Arris Group, Inc.*......................             11,164
      2,268  Aspect Communications Corp.*............              7,258
      2,514  Cable Design Technologies Corp.*........             25,768
      1,863  C-COR.net Corp.*........................             13,041
     49,942  Centillium Communications, Inc.*........            435,494
    268,775  CIENA Corp.*............................          1,126,167
        200  ClearOne Communications, Inc.*..........              2,946
        300  Concord Communications, Inc.*...........              4,944
     14,060  Corvis Corp.*...........................              9,139
     10,300  Crown Castle International Corp.#.......             40,479
        938  CT Communications, Inc..................             15,196

    The accompanying notes are an integral part of the financial statements.
44

 Portfolio of Investments
  CitiStreet Funds, Inc. / Small Company Stock Fund / June 30, 2002 (Unaudited) (continued)


Shares                                                       Value
------------------------------------------------------------------------
        639  Cubic Corp..............................  $          15,144
      4,660  DMC Stratex Networks, Inc.*.............              9,367
     44,568  Harmonic Lightwaves, Inc.*..............            163,074
      3,518  Harris Corp.............................            127,492
        354  Inet Technologies, Inc.*................              2,389
        628  Inrange Technologies Corp. - Class
             B#*.....................................              2,983
      2,839  InterDigital Communications Corp.*......             25,693
        850  Inter-Tel, Inc..........................             14,416
      1,488  InterVoice-Brite, Inc.*.................              2,396
        600  Intrado, Inc.*..........................             11,616
      6,330  L-3 Communications Holdings, Inc.#......            341,820
      1,547  Leap Wireless International, Inc.#......              1,671
        100  Lifeline Systems, Inc.*.................              2,634
     42,300  McDATA Corp. - Class A*.................            372,663
        973  Metro One Telecommunications, Inc.#.....             13,583
      1,488  Netro Corp.*............................              3,393
      2,300  Nextel Partners, Inc.*..................              6,256
      1,772  Paxson Communications Corp.*............              9,746
      1,697  Plantronics, Inc.*......................             32,260
      5,139  Polycom, Inc.#..........................             61,617
      3,184  Powerwave Technologies, Inc.#...........             29,165
        800  PTEK Holdings, Inc.*....................              4,624
      1,250  Rainbow Technologies, Inc.*.............              6,150
      3,384  Sirius Satellite Radio, Inc.#...........             12,754
      7,169  Skyworks Solutions, Inc.*...............             39,785
        638  Spectralink Corp.*......................              6,788
      1,455  Sunrise Telecom, Inc.*..................              3,143
      1,028  Symmetricom, Inc.*......................              3,752
      2,555  Tekelec*................................             20,517


Shares                                                       Value
------------------------------------------------------------------------
      3,059  Terayon Communication Systems, Inc.*....  $           4,068
        100  Time Warner Telecom, Inc. - Class A*....                168
        696  Tollgrade Communications, Inc.*.........             10,210
      5,849  Touch America Holdings, Inc.*...........             16,085
      1,483  Turnstone Systems, Inc.*................              6,421
     32,013  Ulticom, Inc.*..........................            217,048
      2,154  UTStarcom, Inc.*........................             43,446
        709  Viasat, Inc.#...........................              5,977
        867  XM Satellite Radio Holdings, Inc.#......              6,286
                                                       -----------------
                                                               4,183,013
                                                       -----------------
COMPUTER HARDWARE -- 0.3%
        700  Bell Microproducts, Inc.*...............              5,635
      1,567  Computer Network Technology Corp.#......              9,606
     12,000  CTI Molecular Imaging, Inc.#............            275,280
      3,789  Diebold, Inc............................            141,102
      4,800  Foundry Networks, Inc.*.................             33,744
        300  Hologic, Inc.*..........................              4,341
     82,045  Maxtor Corp.*...........................            370,843
      4,485  Tektronix, Inc.*........................             83,914
                                                       -----------------
                                                                 924,465
                                                       -----------------
COMPUTER SERVICES -- 0.6%
      1,100  Aether Systems, Inc.*...................              3,245
      3,500  Akamai Technologies, Inc.#..............              4,550
        800  Alloy Online, Inc.#.....................             11,552
      5,902  BISYS Group, Inc.*......................            196,537
      6,570  Ceridian Corp.*.........................            124,699
      2,539  CSG Systems International, Inc.*........             48,596
      2,017  Documentum, Inc.*.......................             24,204


    The accompanying notes are an integral part of the financial statements.
                                                                              45

 Portfolio of Investments
  CitiStreet Funds, Inc. / Small Company Stock Fund / June 30, 2002 (Unaudited) (continued)


Shares                                                       Value
------------------------------------------------------------------------
      1,205  DSP Group, Inc.*........................  $          23,618
      2,968  Electronics for Imaging, Inc.*..........             47,221
        754  eSPEED, Inc. - Class A*.................              8,226
      5,526  Extreme Networks, Inc.#.................             55,757
     15,215  Genuity, Inc.#..........................             57,817
     22,517  Insight Enterprises, Inc.*..............            567,203
      2,810  Intergraph Corp.*.......................             49,007
      3,506  Jack Henry & Associates, Inc............             58,515
      3,506  Mentor Graphics Corp.*..................             49,855
     30,606  Perot Systems Corp.#....................            333,299
        942  Register.com, Inc.*.....................              7,178
      3,410  S1 Corp.*...............................             25,200
      4,000  Sapient Corp.*..........................              4,240
        400  Tellium, Inc.*..........................                372
        300  Tier Technologies, Inc.*................              5,346
        100  Tripos, Inc.*...........................              2,180
        500  Tyler Technologies, Inc.*...............              2,660
        300  United Online, Inc.#....................              3,606
                                                       -----------------
                                                               1,714,683
                                                       -----------------
COMPUTER SOFTWARE -- 1.1%
        606  3D Systems Corp.*.......................              7,393
      4,648  Acxiom Corp.#...........................             81,294
        666  Barra, Inc.#............................             24,762
        413  Caminus Corp.*..........................              2,408
      1,000  Convera Corp.*..........................              2,430
      1,576  Dendrite International, Inc.*...........             15,240
      2,543  Entrust Technologies, Inc.*.............              6,917
      1,959  HNC Software, Inc.*.....................             32,715
    152,304  Information Resources, Inc.*............          1,429,982
    116,955  Liberate Technologies, Inc.*............            308,644
      2,839  Manugistics Group, Inc.*................             17,346
    163,489  Micromuse, Inc.#........................            758,589
      1,134  MicroStrategy, Inc.*....................                567


Shares                                                       Value
------------------------------------------------------------------------
      1,576  Midway Games, Inc.*.....................  $          13,396
        100  Nassda Corp.*...........................              1,237
     19,267  Novell, Inc.*...........................             61,847
      1,083  Numerical Technologies, Inc.*...........              4,327
      2,755  Pinnacle Systems, Inc.*.................             27,825
        425  Renaissance Learning, Inc.*.............              8,593
        500  ScanSoft, Inc.*.........................              3,700
        709  SERENA Software, Inc.*..................              9,711
      1,417  Sykes Enterprises, Inc.*................             11,421
      1,717  Transaction Systems*....................             20,192
      1,821  Viewpoint Corp.*........................              8,777
        996  WatchGuard Technologies, Inc.*..........              5,119
                                                       -----------------
                                                               2,864,432
                                                       -----------------
COMPUTER SOFTWARE & PROCESSING -- 4.4%
        400  @Road, Inc.#............................              2,468
        858  Acacia Research Corp.*..................              6,092
      1,750  Activision, Inc.#.......................             50,855
      2,551  Actuate Corp.*..........................             11,479
     23,305  Advent Software, Inc.#..................            598,938
      4,802  Affiliated Computer Services, Inc.*.....            227,999
      1,534  Agile Software Corp.*...................             11,152
        600  Alliance Data Systems Corp.*............             15,330
      2,343  American Management Systems*............             44,775
        300  Ansoft Corp.*...........................              1,764
      2,417  AnswerThink Consulting Group, Inc.*.....              9,160
        706  ANSYS, Inc.*............................             14,191
        100  Anteon International Corp.*.............              2,528
      4,200  Applied Digital Solutions, Inc.*........              2,730

    The accompanying notes are an integral part of the financial statements.
46

 Portfolio of Investments
  CitiStreet Funds, Inc. / Small Company Stock Fund / June 30, 2002 (Unaudited) (continued)


Shares                                                       Value
------------------------------------------------------------------------
     12,200  Ariba, Inc.#............................  $          38,918
      2,339  Art Technology Group, Inc.*.............              2,362
     14,428  Ascential Software Corp.*...............             40,254
     42,376  Aspen Technology, Inc.#.................            353,416
      5,852  Autodesk, Inc.#.........................             77,539
      2,881  Borland Software Corp.*.................             29,674
        980  Brady Corp..............................             34,300
        825  Carreker Corp.*.........................              9,487
        820  CCC Information Services Group*.........             11,480
      1,334  Cerner Corp.*...........................             63,805
      3,293  Checkfree Corp.#*.......................             51,503
      4,405  Choicepoint, Inc.*......................            200,295
      1,400  Chordiant Software, Inc.*...............              2,730
      2,884  Ciber, Inc.*............................             20,909
      3,277  Cirrus Logic, Inc.*.....................             24,151
      6,371  CNET Networks, Inc.*....................             12,678
      1,630  Cognex Corp.#...........................             32,681
        413  Cognizant Technology Solutions Corp.*...             22,199
        796  CoStar Group, Inc.*.....................             16,342
      1,276  Covansys Corp.*.........................              7,171
        709  Datastream Systems, Inc.*...............              5,034
      3,460  Deluxe Corp.............................            134,559
        425  Digimarc Corp.*.........................              4,416
      1,321  Digital Insight Corp.*..................             21,730
        100  Dynamics Research Corp.*................              2,418
     37,325  E.piphany, Inc.*........................            163,857
      3,963  Earthlink, Inc.*........................             26,275
     44,250  Echelon Corp.#*.........................            569,940
      2,422  efunds Corp.*...........................             22,982
        413  Embarcadero Technologies, Inc.#.........              2,552
      1,109  F5 Networks, Inc.#*.....................             10,846
      1,073  Factset Research Systems, Inc...........             31,943


Shares                                                       Value
------------------------------------------------------------------------
      2,600  FalconStor Software, Inc.#..............  $          10,998
        100  Fidelity National Information Solutions,
             Inc.#...................................              2,400
      1,888  Filenet Corp.*..........................             27,376
      4,031  Gartner Group, Inc.*....................             40,713
      1,930  Global Payments, Inc....................             57,417
      2,894  Gtech Holdings Corp.*...................             73,913
      3,864  Homestore.com, Inc.*....................              5,564
        200  HPL Technologies, Inc.#.................              3,012
        200  Hypercom Corp.*.........................              1,540
      1,817  Hyperion Solutions Corp.*...............             33,137
     25,600  i2 Technologies, Inc.*..................             37,888
      2,143  IDT Corp.*..............................             36,260
      1,038  IDX Systems Corp.*......................             13,515
        200  Imanage, Inc.*..........................                670
      1,467  Indus International, Inc.*..............              3,506
        680  Infogrames, Inc.*.......................              1,856
      2,300  Infonet Services Corp.*.................              5,704
      3,710  Informatica Corp.*......................             26,304
      1,630  infoUSA, Inc.*..........................              8,918
      7,100  Inktomi Corp.*..........................              6,248
        428  Integral Systems, Inc.*.................              9,339
      1,367  Integrated Circuit System#..............             27,600
      1,800  Interactive Data Corp.*.................             26,532
        725  Intercept Group, Inc.*..................             15,022
     28,005  Internet Security Systems, Inc.#*.......            367,426
      2,693  Intertrust Technologies Corp.*..........              8,106
      4,960  Interwoven, Inc.*.......................             15,128
      1,183  ITXC Corp.*.............................              6,163
     76,510  J.D. Edwards & Co.*.....................            929,596
     31,080  JDA Software Group, Inc.*...............            878,321
        716  Kana Software, Inc.*....................              2,864
      2,910  Keane, Inc.*............................             36,084
      1,109  Keynote Systems, Inc.*..................              8,118

    The accompanying notes are an integral part of the financial statements.
                                                                              47

 Portfolio of Investments
  CitiStreet Funds, Inc. / Small Company Stock Fund / June 30, 2002 (Unaudited) (continued)


Shares                                                       Value
------------------------------------------------------------------------
      1,000  Kronos, Inc.*...........................  $          30,489
     59,100  Lawson Software, Inc.*..................            341,007
      5,357  Legato Systems, Inc.*...................             19,285
        200  LendingTree, Inc.*......................              2,542
      1,000  Looksmart*..............................              1,960
      3,194  Macromedia, Inc.*.......................             28,331
      2,230  Macrovision Corp.*......................             29,235
        100  Magma Design Automation, Inc.*..........              1,680
     22,513  Manhattan Associates, Inc.#.............            724,018
        300  Mapics, Inc.*...........................              1,677
        602  Mapinfo Corp.*..........................              5,478
      1,513  MatrixOne, Inc.*........................              9,229
      1,454  Maxygen, Inc.*..........................             17,811
        300  McAfee.com Corp.*.......................              4,392
      1,325  MetaSolv, Inc.*.........................              5,207
        709  MRO Software, Inc.*.....................              8,068
      1,491  MSC Software Corp.*.....................             13,344
      1,321  Multex.com, Inc.*.......................              5,390
      1,505  National Instruments Corp.*.............             49,003
      1,717  NDCHealth Corp..........................             47,904
      1,169  Netegrity, Inc.*........................              7,201
     13,277  NETIQ Corp.*............................            300,459
      1,196  Netscout Systems, Inc.*.................              8,157
      7,437  Network Associates, Inc.#...............            143,311
        638  Novadigm, Inc.*.........................              4,638
      1,313  Nuance Communications, Inc.*............              5,488
        285  OPNET Technologies, Inc.*...............              2,554
      1,209  Packeteer, Inc.*........................              5,344
     14,115  Parametric Technology Corp.*............             48,414
        567  PC-Tel, Inc.*...........................              3,838
        142  PEC Solutions, Inc.*....................              3,397
        200  Pegasystems, Inc.*......................              1,804
      1,063  Phoenix Technologies Ltd.*..............             10,630


Shares                                                       Value
------------------------------------------------------------------------
        909  Pixar, Inc.*............................  $          40,087
        646  PLATO Learning, Inc.*...................              6,376
        709  PLX Technology, Inc.*...................              3,013
      4,900  Portal Software, Inc.*..................              3,675
     40,400  Precise Software Solutions Ltd.*........            385,820
        980  ProBusiness Services, Inc.*.............             14,278
      1,630  Progressive Software Corp.*.............             24,972
        625  QRS Corp.*..............................              4,869
      1,850  Quest Software, Inc.*...................             26,880
    226,800  Quovadx, Inc.*..........................          1,424,304
        850  Radiant Systems, Inc.*..................             11,075
        967  Radisys Corp.*..........................             11,246
        600  Raindance Communications, Inc.*.........              3,450
      4,100  Rambus, Inc.*...........................             16,769
      4,400  RealNetworks, Inc.*.....................             17,908
      1,373  Red Hat, Inc.*..........................              8,060
      2,589  Retek, Inc.*............................             62,913
        862  Roxio, Inc.*............................              6,206
      2,645  RSA Security, Inc.#.....................             12,722
      1,242  Saba Software, Inc.*....................              3,167
        850  Sanchez Computer Associates*............              3,791
      1,009  Seachange International, Inc.*..........              8,859
      1,663  Secure Computing Corp.#.................             12,556
      1,413  SeeBeyond Technology Corp.*.............              4,380
        842  Selectica, Inc.*........................              3,343
        200  Simplex Solutions, Inc.*................              2,776
        264  SkillSoft Corp.*........................              2,072
      5,040  SONICblue, Inc.*........................              5,191
      2,276  SonicWall, Inc.*........................             11,426
        567  SPSS, Inc.*.............................              8,811
        200  SS&C Technologies, Inc.*................              2,806
      2,900  StorageNetworks, Inc.*..................              5,710

    The accompanying notes are an integral part of the financial statements.
48

 Portfolio of Investments
  CitiStreet Funds, Inc. / Small Company Stock Fund / June 30, 2002 (Unaudited) (continued)


Shares                                                       Value
------------------------------------------------------------------------
      5,450  Sybase, Inc.*...........................  $          57,497
      6,900  Sycamore Networks, Inc.*................             26,634
      3,952  Synopsys, Inc.#.........................            216,609
        528  Synplicity, Inc.*.......................              2,418
        213  Syntel, Inc.*...........................              2,633
      1,876  Take-Two Interactive Software#..........             38,627
        746  TALX Corp...............................             14,144
      3,100  TIBCO Software, Inc.*...................             17,236
        283  Trex Co., Inc.#.........................              8,886
     98,963  Trizetto Group*.........................            846,134
     16,900  Unisys Corp.*...........................            152,100
        913  Vastera, Inc.*..........................              4,008
      1,576  Verity, Inc.*...........................             17,478
    128,700  Viant Corp.*............................            157,014
     13,400  Vignette Corp.*.........................             26,398
      3,500  Vitria Technology, Inc.*................              3,360
      1,013  WebEx Communications, Inc.#*............             16,107
     12,018  WebMD Corp.#............................             67,661
      1,186  webMethods, Inc.#.......................             11,741
        813  Websense, Inc.*.........................             20,788
        621  Witness Systems, Inc.*..................              4,583
                                                       -----------------
                                                              11,537,997
                                                       -----------------
COMPUTERS & INFORMATION -- 1.4%
    323,400  3Com Corp.*.............................          1,422,960
     60,268  Advanced Digital Information Corp.*.....            508,059
        283  Analogic Corp...........................             13,915
      2,455  Avocent Corp.*..........................             39,084
      3,139  Concurrent Computer Corp.*..............             14,596
        700  Cray, Inc.*.............................              3,129
      1,505  Electro Scientific Industries, Inc.*....             36,571
      4,185  Emulex Corp.#...........................             94,246


Shares                                                       Value
------------------------------------------------------------------------
     10,800  Enterasys Networks, Inc.*...............  $          19,224
        100  General Binding Corp.*..................              1,673
        400  Global Imaging Systems, Inc.*...........              7,596
     61,800  Immersion Corp.*........................             64,272
      2,030  In Focus Systems, Inc.*.................             23,913
      3,359  Interland, Inc.*........................             10,581
     22,943  Iomega Corp.*...........................            294,818
      1,025  MCSI, Inc.*.............................             11,623
        500  Micro General Corp.*....................              8,345
        980  MICROS Systems, Inc.*...................             27,156
     59,900  NetScreen Technologies, Inc.#...........            549,882
      1,559  NMS Communications Corp.*...............              3,788
      1,192  NYFIX, Inc.#............................             10,132
     30,700  Palm, Inc.*.............................             54,032
        528  Planar Systems, Inc.*...................             10,164
      5,900  Priceline.com, Inc.*....................             16,461
        780  ProQuest Co.*...........................             27,690
      8,362  Quantum Corp. - DLT & Storage*..........             35,120
      2,731  Reynolds & Reynolds Company.............             76,331
      6,320  Riverstone Networks, Inc.*..............             19,782
      6,216  Safeguard Scientifics, Inc.*............             12,432
      3,490  Sandisk Corp.#..........................             43,276
        967  SBS Technologies, Inc.*.................             11,845
        285  ScanSource, Inc.*.......................             17,502
        649  Schawk, Inc.............................              6,944
        800  Scientific Games Corp. - Class A*.......              6,352
        709  SCM Microsystems, Inc.*.................              9,486
      9,592  Silicon Graphics, Inc.*.................             28,200
      5,582  Storage Technology Corp.*...............             89,145
      1,417  Systems & Computer Technology Corp.*....             19,144

    The accompanying notes are an integral part of the financial statements.
                                                                              49

 Portfolio of Investments
  CitiStreet Funds, Inc. / Small Company Stock Fund / June 30, 2002 (Unaudited) (continued)


Shares                                                       Value
------------------------------------------------------------------------
      1,221  Three-Five Systems, Inc.*...............  $          13,919
      9,786  Western Digital Corp.*..................             31,804
      1,405  Zebra Technologies Corp.*...............             67,749
                                                       -----------------
                                                               3,762,941
                                                       -----------------
CONTAINERS & PACKAGING -- 0.1%
      2,894  Ball Corp...............................            120,043
        200  BWAY Corp.*.............................              3,190
      1,134  Clarcor, Inc............................             35,891
      5,741  Crown Cork & Seal Co., Inc.*............             39,326
        464  Silgan Holdings, Inc.*..................             18,764
                                                       -----------------
                                                                 217,214
                                                       -----------------
COSMETICS & PERSONAL CARE -- 0.1%
      1,959  Alberto-Culver Co.#.....................             93,640
        100  Chattem, Inc.*..........................              3,150
        554  Chemed Corp.............................             20,880
      2,030  Church & Dwight, Inc....................             63,600
        100  Del Laboratories, Inc.*.................              2,500
      4,840  Dial Corp...............................             96,897
        428  Elizabeth Arden, Inc.*..................              7,490
        213  Stepan Co...............................              6,019
                                                       -----------------
                                                                 294,176
                                                       -----------------
EDUCATION -- 0.0%
        204  Strayer Education, Inc..................             12,974
                                                       -----------------
ELECTRIC UTILITIES -- 1.4%
      4,431  AllETE..................................            120,080
      4,644  Alliant Energy Corp.....................            119,351
     33,826  Avista Corp.............................            466,799
      1,363  Black Hills Corp........................             47,173
        549  Central Vermont Public Services Corp....              9,882
        880  CH Energy Group, Inc.#..................             43,340
      2,284  Cleco Corp..............................             50,020
      4,740  Conectiv, Inc...........................            122,339


Shares                                                       Value
------------------------------------------------------------------------
      6,712  DPL, Inc.#..............................  $         177,532
      3,022  DQE, Inc................................             42,308
     12,821  DTE Energy Co...........................            572,329
     16,900  Edison International*...................            287,300
      2,551  El Paso Electric Co.*...................             35,331
      1,050  Empire District Electric Co.............             21,525
      6,037  Energy East Corp........................            136,436
      3,364  Great Plains Energy, Inc................             68,457
      2,001  Idacorp, Inc............................             55,428
      7,537  Northeast Utilities.....................            141,771
      1,392  Northwestern Corp.#.....................             23,594
      2,810  NSTAR...................................            125,832
      4,173  OGE Energy Corp.........................             95,395
      1,334  Otter Tail Power Co.....................             42,048
        354  Plug Power, Inc.*#......................              2,800
      2,159  PNM Resources, Inc......................             52,248
      5,361  Potomac Electric Power..................            115,154
      4,627  Puget Energy, Inc.......................             95,548
      1,859  RGS Energy Group, Inc.#.................             72,873
      5,382  Scana Corp..............................            166,142
      5,373  Sierra Pacific Resources................             41,909
      1,476  UGI Corp................................             47,143
        638  UIL Holdings Corp.......................             34,745
      1,747  Unisource Energy Corp. Holding Co.......             32,494
        100  Unitil Corp.............................              2,988
      3,856  Westar Energy, Inc......................             59,190
      5,528  Wisconsin Energy Corp.#.................            139,693
      1,634  WPS Resources Corp.#....................             66,716
                                                       -----------------
                                                               3,733,913
                                                       -----------------
ELECTRICAL EQUIPMENT -- 0.8%
      1,519  Active Power, Inc.*.....................              5,484
      2,243  Acuity Brands, Inc......................             40,823
      8,800  American Power Conversion Corp.*........            111,144

    The accompanying notes are an integral part of the financial statements.
50

 Portfolio of Investments
  CitiStreet Funds, Inc. / Small Company Stock Fund / June 30, 2002 (Unaudited) (continued)


Shares                                                       Value
------------------------------------------------------------------------
      1,747  Ametek, Inc.............................  $          65,076
      1,617  Artesyn Technologies, Inc.*.............             10,559
     40,000  Asiainfo Holdings, Inc.#................            530,000
      1,205  Baldor Electric Co......................             30,366
        670  BriteSmile, Inc.#.......................              1,588
      1,334  C&D Technologies, Inc...................             24,039
      3,172  Capstone Turbine Corp.*.................              5,266
      1,392  Checkpoint Systems, Inc.#...............             16,286
        200  Drexler Technology Corp.*...............              4,320
        554  EMCOR Group, Inc.*......................             32,520
    115,700  Evans & Sutherland Computer Co.*........            896,675
        426  Franklin Electric Co....................             20,052
      1,521  FuelCell Energy, Inc.*..................             15,651
        567  Genlyte Group, Inc.*....................             23,037
      3,055  GrafTech International Ltd.*............             37,576
      1,050  Littelfuse, Inc.*.......................             24,286
        642  LSI Industries, Inc.....................             11,794
        850  Magnetek, Inc.*.........................              8,415
        153  Medis Technologies Ltd.#*...............              1,210
      3,400  Micrel, Inc.#...........................             48,892
        285  Powell Industries, Inc.*................              6,911
      1,706  Proton Energy Systems, Inc.#............              5,476
      1,317  Quanta Services, Inc.*..................             12,999
      1,205  Rayovac Corp.#..........................             22,329
        825  Therma-Wave, Inc.*......................              9,397
      2,922  Thomas & Betts Corp.*...................             54,349
        780  Thomas Industries, Inc..................             22,464
      3,685  U.S. Industries, Inc.*..................             12,713
        780  Valmont Industries......................             15,857
      1,150  Vicor Corp.*............................              8,038
        496  Woodhead Industries, Inc................              8,501
        867  Zygo Corp.*.............................              6,979
                                                       -----------------
                                                               2,151,072
                                                       -----------------


Shares                                                       Value
------------------------------------------------------------------------
ELECTRONICS -- 3.5%
        100  3DFX Interactive, Inc.*.................  $               5
      1,292  Actel Corp.*............................             27,158
     32,952  Adaptec, Inc.#..........................            259,991
        425  ADE Corp.*..............................              4,866
     73,581  Aeroflex, Inc.*.........................            511,388
      1,634  Alliance Semiconductor Corp.*...........             11,601
        850  American Superconductor Corp.*..........              4,641
      6,900  Amkor Technology, Inc.*.................             42,918
      2,180  Amphenol Corp.*.........................             78,480
        992  Anaren Microwave, Inc.*.................              8,571
      1,180  Armor Holdings, Inc.#...................             30,090
      5,294  Arrow Electronics, Inc.*................            109,850
        600  Artisan Components, Inc.*...............              5,400
        942  AstroPower, Inc.#.......................             18,501
     28,900  ATI Technologies, Inc.*.................            199,699
      1,521  ATMI, Inc.#.............................             34,025
        709  Audiovox Corp.*.........................              5,637
      1,500  Avanex Corp.*...........................              2,910
      6,321  Avnet, Inc..............................            138,999
      2,900  AVX Corp................................             47,357
        980  AXT, Inc.*..............................              7,820
        938  Barnes Group, Inc.......................             21,480
        354  Bel Fuse, Inc...........................              9,576
      1,280  Benchmark Electronics, Inc.*............             37,120
      1,050  Black Box Corp.#*.......................             42,766
      1,113  Caliper Technologies Corp.*.............              9,294
        185  Catapult Communications Corp.*..........              4,046
      1,661  ChipPAC, Inc.*..........................             10,265
      1,021  Cohu, Inc...............................             17,643
     13,500  Conexant Systems, Inc.*.................             21,870
      3,935  Cree, Inc.#*............................             52,060

    The accompanying notes are an integral part of the financial statements.
                                                                              51

 Portfolio of Investments
  CitiStreet Funds, Inc. / Small Company Stock Fund / June 30, 2002 (Unaudited) (continued)


Shares                                                       Value
------------------------------------------------------------------------
      1,676  CTS Corp................................  $          20,179
      6,000  Cypress Semiconductor Corp.*............             91,080
     93,396  DDi Corp.#..............................             84,056
        885  DRS Technologies, Inc.*.................             37,834
        213  DuPont Photomasks, Inc.*................              7,063
        585  EDO Corp................................             16,672
      1,134  Emcore Corp.*...........................              6,804
        200  EMS Technologies, Inc.*.................              4,138
      4,652  Energizer Holdings, Inc.*...............            127,558
        709  Energy Conversion Devices, Inc.*........             11,124
        496  Esco Technologies, Inc.*................             17,360
      1,080  Esterline Technologies Corp.*...........             24,516
     28,401  Exar Corp.*.............................            560,068
      5,300  Fairchild Semiconductor International,
             Inc.*...................................            128,790
      6,765  Finisar Corporation*....................             16,033
      1,250  FSI International, Inc.*................              9,337
      5,537  GlobespanVirata, Inc.*..................             21,428
        949  Handspring, Inc.#.......................              1,651
      1,292  Helix Technology Corp...................             26,615
     41,300  Herley Industries, Inc.*................            875,973
      1,234  Hughes Supply, Inc......................             55,407
      1,305  Hutchinson Technology, Inc.#............             20,410
      1,630  Imation Corporation*....................             48,509
     29,200  Integrated Defense Technologies,
             Inc.*...................................            859,356
      1,563  Integrated Silicon Solution, Inc.*......             13,942
      3,364  International Rectifier Corp.*..........             98,061
      6,977  Intersil Holding Corp.*.................            149,168
        670  Itron, Inc.*............................             17,574
        542  IXYS Corp.*.............................              2,916


Shares                                                       Value
------------------------------------------------------------------------
      1,183  JNI Corp.*..............................  $           4,140
      4,640  KEMET Corp.*............................             82,870
      3,635  Kopin Corp.#............................             23,991
     18,640  Lattice Semiconductor Corp.*............            161,982
      2,655  LTX Corp.#..............................             37,913
        800  Manufacturers' Services Ltd.#...........              3,864
        549  Maxwell Technologies, Inc.*.............              4,787
        921  Mercury Computer Systems, Inc.#.........             19,065
        628  Merix Corp.*............................              5,388
      1,559  Methode Electronics.....................             19,908
     10,434  Microchip Technology, Inc.*.............            286,205
      1,450  Microsemi Corp.*........................              9,570
     51,864  Microtune, Inc.#........................            462,108
        496  Microvision, Inc.#......................              2,594
      1,950  MIPS Technologies, Inc. - Class A#......             12,031
        200  Monolithic System Technology*...........              2,202
      3,928  MRV Communications, Inc.*...............              6,010
      1,729  Mykrolis Corp.*.........................             20,419
      2,613  New Focus, Inc.*........................              7,761
        691  Nu Horizons Electronics Corp.*..........              5,728
      2,714  Oak Technology, Inc.*...................             12,294
        300  OmniVision Technologies, Inc.*..........              4,272
      1,347  ON Semiconductor Corp.*.................              2,775
      5,813  Oplink Communications, Inc.*............              4,243
        200  OSI Systems, Inc.*......................              3,966
        802  Park Electrochemical Corp...............             21,253
        200  PDF Solutions, Inc.*....................              1,462
      1,250  Pericom Semiconductor Corp.*............             14,487

    The accompanying notes are an integral part of the financial statements.
52

 Portfolio of Investments
  CitiStreet Funds, Inc. / Small Company Stock Fund / June 30, 2002 (Unaudited) (continued)


Shares                                                       Value
------------------------------------------------------------------------
      1,363  Photronics, Inc.#.......................  $          25,815
      1,488  Pioneer Standard Electronics............             15,460
      1,113  Pixelworks, Inc.#.......................              9,338
     46,672  Plexus Corp.#...........................            844,763
      1,505  Power Integrations, Inc.*...............             27,271
      2,968  Power-One, Inc.*........................             18,461
      5,572  Proxim Corp.*...........................             17,998
    249,057  Read-Rite Corp.*........................            119,547
      2,201  REMEC, Inc.*............................             12,348
        425  Research Frontiers, Inc.#...............              6,316
        149  Richardson Electronics Ltd..............              1,599
        738  Rogers Corp.*...........................             20,155
        513  Rudolph Technologies, Inc.*.............             12,789
     36,977  Semtech Corp.*..........................            987,286
      2,617  Silicon Image, Inc.*....................             16,016
        442  Silicon Laboratories, Inc.#.............             12,372
        283  Siliconix, Inc.*........................              7,839
      1,321  Sipex Corp.*............................              6,458
      1,559  Somera Communications, Inc.*............             11,131
        638  Standard Microsystems Corp.*............             15,063
        780  Stoneridge, Inc.*.......................             14,586
      3,256  Stratos Lightwave, Inc.*................              5,210
        283  Supertex, Inc.*.........................              4,986
        100  Synaptics, Inc.*........................                754
      1,863  Technitrol, Inc.........................             43,408
      3,622  Titan Corp.*............................             66,246
      4,591  Transmeta Corp.*........................             10,789
      4,956  Transwitch Corp.*.......................              3,172
        500  Trikon Technologies, Inc.*..............              4,495
      1,463  Trimble Navigation Ltd.#................             22,676
     47,390  TriQuint Semiconductor, Inc.*...........            303,770
        870  TTM Technologies*.......................              4,559


Shares                                                       Value
------------------------------------------------------------------------
        567  Universal Display Corp.#................  $           4,706
        506  Virage Logic Corp.*.....................              6,588
      7,357  Vishay Intertechnology, Inc.#...........            161,854
      1,347  Wesco International, Inc.*..............              8,486
        464  Wilson Greatbatch Technologies*.........             11,823
      1,100  Xicor, Inc.*............................              4,444
      1,470  Zoran Corp.#............................             33,678
                                                       -----------------
                                                               9,277,192
                                                       -----------------
ENTERTAINMENT & LEISURE -- 1.3%
     98,000  Acclaim Entertainment, Inc.#............            345,940
      1,624  Alliance Gaming Corp.*..................             20,268
        100  Ambassadors Group, Inc.*................              1,436
      1,500  AMC Entertainment, Inc.*................             21,300
      1,121  Argosy Gaming Co.*......................             31,836
      1,063  Avid Technology, Inc.*..................              9,843
      1,347  Bally Total Fitness Holdings Corp.#*....             25,202
      1,347  Boca Resorts, Inc.*.....................             17,848
      4,202  Callaway Golf Co.#......................             66,560
        496  Championship Auto Racing Teams, Inc.*...              4,886
        167  Churchill Downs, Inc....................              6,735
        992  Concord Camera Corp.*...................              5,060
        283  CPI Corp................................              5,516
     31,287  Dover Downs Gaming & Entertainment,
             Inc.....................................            400,474
     44,696  Dover Motorsports, Inc..................            254,767
      1,517  ESS Technology#.........................             26,608
      1,080  Gaylord Entertainment Co.*..............             23,814
      7,625  Hasbro, Inc.............................            103,395
        370  Hollywood Casino Corp.*.................              3,996
      2,700  Hollywood Entertainment Corp.*..........             55,836

    The accompanying notes are an integral part of the financial statements.
                                                                              53

 Portfolio of Investments
  CitiStreet Funds, Inc. / Small Company Stock Fund / June 30, 2002 (Unaudited) (continued)


Shares                                                       Value
------------------------------------------------------------------------
      1,405  International Speedway Corp.............  $          56,340
        866  Jakks Pacific, Inc.*....................             15,337
        934  K2, Inc.*...............................              9,573
      1,700  Lexar Media, Inc.*......................              7,259
      1,100  Magna Entertainment Corp.*..............              7,689
        876  MTR Gaming Group, Inc.*.................             14,629
        200  Multimedia Games, Inc.#.................              4,362
      1,495  Nautilus Group, Inc. (The)#.............             45,747
      1,108  Penn National Gaming, Inc.*.............             20,110
        850  Pinnacle Entertainment, Inc.*...........              9,035
        200  Racing Champions Ertl Corp.*............              3,548
      4,711  Six Flags Entertainment*................             68,074
        638  Speedway Motorsports, Inc.*.............             16,224
        464  Steinway Musical Instruments, Inc.*.....              9,930
     56,432  THQ, Inc.#..............................          1,682,787
      1,321  Ticketmaster Online-CitySearch, Inc.*...             24,716
        200  West Marine, Inc.*......................              2,552
      3,493  Westwood One, Inc.*.....................            116,736
        567  World Wrestling Federation
             Entertainment, Inc.*....................              8,017
                                                       -----------------
                                                               3,553,985
                                                       -----------------
ENVIRONMENTAL -- 0.0%
      2,201  Apria Healthcare Group, Inc.*...........             49,302
                                                       -----------------
FINANCIAL SERVICES -- 5.2%
     70,125  4 Kids Entertainment, Inc.#*............          1,451,588
      1,192  Affiliated Managers Group*..............             73,308
        425  Alaska Communications Systems Group,
             Inc.*...................................              2,018


Shares                                                       Value
------------------------------------------------------------------------
     13,967  Alexandria Real Estate Equities.........  $         689,132
        244  Alleghany Corp.*........................             46,604
        250  Allied Capital Corp.#...................              5,663
        500  America First Mortgage Investments,
             Inc.....................................              4,925
        100  American Home Mortgage Holdings, Inc....              1,249
      6,789  Ameritrade Holding Corp.*...............             31,094
        767  Amli Residential Properties.............             19,942
      4,200  Annaly Mortgage Management, Inc.........             81,480
      2,200  Anthracite Capital, Inc.#...............             29,150
        200  Anworth Mortgage Asset Corp.#...........              2,798
      3,531  Apartment Investment & Management
             Co.#....................................            173,725
        400  Apex Mortgage Capital, Inc..............              5,996
      8,585  Archstone-Smith Trust...................            229,220
      3,093  Arden Realty, Inc.......................             87,996
      3,277  AvalonBay Communities, Inc..............            153,036
        283  Bancfirst Corp..........................             13,128
        721  Bedford Property Investors..............             19,539
        300  BKF Capital Group, Inc.*................              8,550
        780  Blackrock, Inc.*........................             34,554
        629  BOK Financial Corp.*....................             21,046
      1,167  Boykin Lodging Co.......................             12,755
      1,259  Brandywine Realty Trust.................             32,608
      2,484  BRE Properties..........................             77,277
      1,901  Camden Property Trust...................             70,394
        921  Capital Automotive......................             21,975
        300  Capitol Federal Financial...............              7,824
        390  Capstead Mortgage Corp.#................              8,775
      2,577  CarrAmerica Realty Corp.................             79,500
      1,134  CBL & Associates Properties.............             45,927
      2,726  Champion Enterprises, Inc.*.............             15,320

    The accompanying notes are an integral part of the financial statements.
54

 Portfolio of Investments
  CitiStreet Funds, Inc. / Small Company Stock Fund / June 30, 2002 (Unaudited) (continued)


Shares                                                       Value
------------------------------------------------------------------------
      1,963  Charter Municipal Mortgage Acceptance
             Co......................................  $          35,098
      1,121  Chateau Communities, Inc................             34,303
      1,618  Chelsea Property Group, Inc.............             54,122
        100  Cherokee, Inc.*.........................              2,077
        600  Clark/Bardes, Inc.*.....................             13,704
        721  Colonial Properties Trust...............             28,083
      1,830  Commercial NET Lease Realty.............             29,280
      1,843  Community First Bankshares..............             48,084
      2,400  Cornerstone Realty Income Trust.........             27,120
        691  Corporate Office Properties Trust.......             10,082
        100  Correctional Properties Trust...........              2,200
      1,878  Cousins Properties, Inc.................             46,499
        709  Credit Acceptance Corp.*................              8,912
     34,769  Crescent Real Estate Equities Co........            650,180
      1,019  Crown American Realty Trust.............              9,579
      1,859  Doral Financial Corp....................             62,072
      6,870  Duke-Weeks Realty Corp..................            198,887
        825  DVI, Inc.*..............................             15,923
     15,600  E*TRADE Group, Inc.*....................             85,176
        100  Eagle Bacshares, Inc.*..................              2,598
        809  Eastgroup Properties....................             20,710
      1,292  East-West Bancorp, Inc..................             44,600
      3,093  Eaton Vance Corp........................             96,502
      4,156  Edwards (A.G.), Inc.....................            161,544
        638  Entertainment Properties Trust..........             15,727
         43  Equity One, Inc.........................                602
        780  Essex Property Trust, Inc...............             42,666


Shares                                                       Value
------------------------------------------------------------------------
        200  FBR Asset Investment Corp...............  $           6,670
        406  Federal Agricultural Mortgage Corp. -
             Class C#................................             10,840
      2,001  Federal Realty Investment Trust.........             55,448
      4,056  Federated Investors, Inc................            140,216
      2,101  First Industrial Realty Trust...........             69,018
      1,063  Friedman Billings Ramsey Group, Inc.*...             13,532
      5,561  Fulton Financial Corp...................            105,270
        313  Gabelli Asset Management, Inc.*.........             11,425
      1,334  Gables Residential Trust................             42,595
        496  GBC Bancorp/California..................             14,359
      3,239  General Growth Properties#..............            165,189
        976  Glenborough Realty Trust, Inc...........             23,131
      1,276  Glimcher Realty Trust...................             23,606
        600  Great Lakes REIT, Inc...................             11,388
      2,563  Greater Bay Bancorp#....................             78,838
        354  Hancock Holding Co......................             23,853
      1,149  Headwaters, Inc.*.......................             18,097
      2,797  Health Care Property Investors, Inc.....            119,991
      1,696  Health Care REIT, Inc...................             50,795
      2,272  Healthcare Realty Trust, Inc............             72,704
      2,693  Highwoods Properties, Inc...............             70,018
      1,163  Home Properties Of New York, Inc........             44,124
      3,168  Hospitality Properties Trust............            115,632
      6,583  HRPT Properties Trust...................             58,260
     10,700  Impac Mortgage Holdings, Inc............            144,236
      3,222  IndyMac Mortgage Holdings, Inc.*........             73,075
      1,059  Innkeepers USA Trust....................             10,145

    The accompanying notes are an integral part of the financial statements.
                                                                              55

 Portfolio of Investments
  CitiStreet Funds, Inc. / Small Company Stock Fund / June 30, 2002 (Unaudited) (continued)


Shares                                                       Value
------------------------------------------------------------------------
      2,557  Investment Technology Group, Inc.*......  $          83,614
      1,843  IRT Property Co.........................             23,480
        409  Irwin Financial Corp....................              8,221
      4,669  iStar Financial, Inc....................            133,067
      1,917  JDN Realty Corp.........................             23,963
      1,163  Jefferies Group, Inc....................             48,962
      1,148  John Nuveen Co..........................             29,504
        567  JP Realty, Inc..........................             15,111
      4,795  Kimco Realty Corp.......................            160,585
    104,898  Knight Trading Group, Inc.*.............            549,666
      1,505  Koger Equity, Inc.......................             29,047
      2,384  Labranche & Co., Inc.#..................             54,594
          3  Ladenburg Thalmann Financial Services,
             Inc.*...................................                  1
     14,135  Legg Mason, Inc.........................            697,421
      1,024  Lexington Corporate Properties Trust....             16,896
      3,877  Liberty Property Trust..................            135,695
        100  LSB Bancshares, Inc.....................              2,037
        200  LTC Properties, Inc.....................              1,700
     12,417  Macerich Company (The)..................            384,927
      2,326  Mack-Cali Realty Corp...................             81,759
        992  MAF Bancorp, Inc........................             37,299
        100  Mainsource Financial Group..............              2,419
        780  Manufactured Home Communities...........             27,378
        850  Mid-America Apartment Communities,
             Inc.....................................             22,738
        591  Mid-Atlantic Realty Trust...............             10,402
      1,392  Mid-State Bancshares....................             26,866
      1,080  Mills Corp..............................             33,480
     72,513  Mission West Properties, Inc............            883,933
      2,584  Nationwide Health Properties, Inc.......             48,450
      2,801  Neuberger Berman, Inc...................            102,517


Shares                                                       Value
------------------------------------------------------------------------
        500  New Century Financial Corp..............  $          17,485
      4,998  New Plan Excel Realty Trust.............            104,108
        100  Novastar Financial, Inc.................              3,575
      1,740  Pacific Capital Bancorp.................             41,551
      1,179  Pan Pacific Retail Properties, Inc......             40,298
        100  PayPal, Inc.#...........................              2,020
        825  Pennsylvania Real Estate Investment
             Trust...................................             22,366
        300  Peoples Holding Co. (The)...............             12,300
      8,679  Plum Creek Timber Co., Inc..............            266,445
      1,972  Post Properties, Inc....................             59,476
      1,630  Prentiss Properties Trust...............             51,753
      8,213  Prologis Trust..........................            213,538
      4,727  Public Storage, Inc.....................            175,372
        425  R & G Financial Corp....................             10,077
      2,043  Raymond James Financial Corp............             58,164
      2,010  Reckson Associates Realty#..............             50,049
        285  Redwood Trust, Inc......................              8,978
      1,147  Regency Centers Corp....................             34,009
      2,401  Republic Bancorp........................             35,871
      1,563  RFS Hotel Investors, Inc................             21,163
      1,334  Ryland Group, Inc.......................             66,367
        496  Saul Centers, Inc.......................             12,846
        400  Saxon Capital, Inc.*....................              6,508
      1,676  Shurgard Storage Centers, Inc...........             58,157
      1,463  SL Green Realty Corp.#..................             52,156
      2,665  SoundView Technology Group, Inc.*.......              4,531
        625  Sovran Self Storage, Inc................             21,356
      1,363  Summit Properties, Inc..................             31,826
        780  Sun Communities, Inc....................             32,565
        826  SWS Group, Inc.#........................             16,206

    The accompanying notes are an integral part of the financial statements.
56

 Portfolio of Investments
  CitiStreet Funds, Inc. / Small Company Stock Fund / June 30, 2002 (Unaudited) (continued)

Shares                                                       Value
------------------------------------------------------------------------
        213  Tanger Factory Outlet Centers, Inc......  $           6,284
      1,372  Taubman Centers, Inc....................             20,923
      1,919  Thornbury Mortgage, Inc.#...............             37,766
        850  Town & Country Trust....................             19,040
        200  Union Acceptance Corp.*.................                832
      5,507  United Dominion Realty Trust............             86,735
        500  Universal Health Realty Income Trust....             13,200
         71  Value Line, Inc.........................              2,920
      4,000  Vornado Realty Trust....................            184,800
     21,800  W.P. Stewart & Co., Ltd.................            556,336
     27,956  Waddell & Reed Financial, Inc...........            640,752
      2,275  Weingarten Realty Investors.............             80,535
        611  WFS Financial, Inc.*....................             16,748
        713  Winston Hotels, Inc.....................              6,959
        600  World Acceptance Corp.*.................              5,040
                                                       -----------------
                                                              13,762,599
                                                       -----------------
FOOD RETAILERS -- 1.2%
      1,347  7-Eleven, Inc.*.........................             10,978
        100  Arden Group, Inc.*......................              6,001
      1,080  Great Atlantic & Pacific Tea Co.
             (The)*..................................             20,185
      1,012  Panera Bread Co.#.......................             34,884
     69,047  Pathmark Stores, Inc.*..................          1,298,774
        200  Penn Traffic Co. (The)*.................              2,000
        509  Weis Markets, Inc.......................             18,706
      2,610  Whole Foods Market, Inc.#...............            125,854
     94,480  Wild Oats Markets, Inc.*................          1,521,128
      4,398  Winn-Dixie Stores, Inc.#................             68,565
                                                       -----------------
                                                               3,107,075
                                                       -----------------
FOREST PRODUCTS & PAPER -- 0.8%
      2,597  Bemis Co., Inc..........................            123,358


Shares                                                       Value
------------------------------------------------------------------------
      2,610  Boise Cascade Corp......................  $          90,123
      2,697  Bowater, Inc............................            146,636
      1,134  Buckeye Technologies, Inc.*.............             11,113
        600  Building Materials Holding Corp.*.......              8,622
      1,134  Caraustar Industries, Inc...............             14,152
        767  Chesapeake Corp.........................             20,195
        283  CSS Industries, Inc.*...................             10,047
        496  Deltic Timber Corp......................             17,102
        200  Drew Industries, Inc.*..................              3,290
        617  Glatfelter (P.H.) Co....................             11,600
        400  Graphic Packaging International
             Corp.*..................................              3,700
        696  Greif Brothers Corp.....................             23,219
        921  Ivex Packaging Corp.*...................             20,971
      2,897  Longview Fibre Co.......................             27,290
      5,278  Louisiana-Pacific Corp..................             55,894
      2,555  Martin Marietta Materials...............             99,645
     10,407  MeadWestvaco Corp.......................            349,259
        200  Modtech Holdings, Inc.*.................              2,350
      2,955  Packaging Corp. of America*.............             58,775
      8,483  Pactiv Corp.*...........................            201,895
      1,276  Playtex Products, Inc.*.................             16,524
        996  Pope & Talbot, Inc......................             18,655
      1,576  Potlatch Corp...........................             53,616
      1,405  Rayonier, Inc...........................             69,028
        709  Rock-Tenn Co............................             13,010
        696  Schweitzer-Mauduit International,
             Inc.....................................             17,122
        354  Skyline Corp............................             11,682
      9,141  Smurfit-Stone Container Corp.#..........            140,954
      4,955  Sonoco Products Co......................            140,326
      1,547  St. Joe Company (The)...................             46,441
      2,484  Temple-Inland, Inc......................            143,724
      1,717  United Stationers, Inc.*................             52,197

    The accompanying notes are an integral part of the financial statements.
                                                                              57

 Portfolio of Investments
  CitiStreet Funds, Inc. / Small Company Stock Fund / June 30, 2002 (Unaudited) (continued)


Shares                                                       Value
------------------------------------------------------------------------
        509  Universal Forest Products...............  $          11,921
      2,551  Wausau-Mosinee Paper Corp...............             30,740
                                                       -----------------
                                                               2,065,176
                                                       -----------------
HEALTH CARE PROVIDERS -- 3.4%
        709  Abiomed, Inc.#..........................              6,012
      1,563  Accredo Health, Inc.#...................             72,117
        200  Alliance Imaging, Inc.*.................              2,700
        576  American Healthways, Inc.#..............             10,253
      1,505  Ameripath, Inc.#........................             33,757
      1,006  AmSurg Corp.*...........................             26,418
      5,294  Beverly Enterprises, Inc.*..............             40,287
     11,889  Caremark Rx, Inc.#......................            196,169
        400  Cobalt Corp.*...........................              9,120
      2,398  Community Health Systems#...............             64,266
        738  Cooper Cos., Inc.#......................             34,760
        424  CorVel Corp.*...........................             14,203
      3,181  Covance, Inc.*..........................             59,644
      3,106  Coventry Health Care, Inc.*.............             88,273
        300  Cross Country, Inc.*....................             11,340
        909  Cryolife, Inc.*.........................             14,599
        570  DaVita, Inc.*...........................             13,566
        456  DIANON Systems, Inc.*#..................             24,360
        364  Dynacq International, Inc.#.............              5,129
     70,084  Eclipsys Corp.*.........................            459,681
        867  Emisphere Technologies, Inc.#...........              3,633
      4,130  Express Scripts, Inc.#..................            206,954
      4,552  First Health Group Corp.*...............            127,638
        500  Genesis Health Ventures, Inc.*..........             10,045
      2,835  Hooper Holmes, Inc......................             22,680
     38,200  Human Genome Sciences, Inc.#............            511,880
      1,859  Idexx Laboratories Corp.*...............             47,944
        850  Impath, Inc.#...........................             15,258


Shares                                                       Value
------------------------------------------------------------------------
        200  Kindred Healthcare, Inc.*...............  $           8,894
      2,072  LifePoint Hospital, Inc.*...............             75,234
      4,786  Lincare Holdings, Inc.*.................            154,588
      1,125  Magellan Health Services, Inc.*.........              1,125
     35,485  Manor Care, Inc.*.......................            816,155
        100  Matria Healthcare, Inc.*................                822
        100  Medcath Corp.*..........................              1,710
     41,414  Mid Atlantic Medical Services*..........          1,298,329
      1,276  National Health Investors...............             20,416
        364  National Healthcare Corp.*..............              7,735
        100  Odyssey Healthcare, Inc.*...............              3,625
        378  Option Care, Inc.*......................              5,194
      2,143  Orthodontic Centers of America#.........             49,396
      1,066  Pediatrix Medical Group, Inc.*..........             26,650
        300  Prime Medical Services, Inc.*...........              3,486
     44,575  Province Healthcare Co.#................            996,697
        828  Rehabcare Corp.#........................             19,897
      2,584  Renal Care Group, Inc.*.................             80,492
        500  Select Medical Corp.*...................              7,830
      1,140  Sierra Health Services, Inc.*...........             25,479
     53,402  Silicon Storage Technology, Inc.*.......            416,536
        349  Specialty Laboratories, Inc.*...........              2,932
      1,009  Sunrise Assisted Living, Inc.#..........             27,041
      3,765  Triad Hospitals, Inc.#..................            160,841
        400  U.S. Physical Therapy, Inc.*............              8,124
        200  Unilab Corp.*...........................              5,478
     62,600  United Surgical Partners International,
             Inc.*...................................          1,939,348
     12,721  Universal Health Services, Inc. - Class
             B*......................................            623,329

    The accompanying notes are an integral part of the financial statements.
58

 Portfolio of Investments
  CitiStreet Funds, Inc. / Small Company Stock Fund / June 30, 2002 (Unaudited) (continued)


Shares                                                       Value
------------------------------------------------------------------------
        200  VCA Antech, Inc.*.......................  $           3,112
      3,048  Ventas, Inc.............................             38,862
                                                       -----------------
                                                               8,962,043
                                                       -----------------
HEAVY CONSTRUCTION -- 0.6%
     76,900  AXCELIS Technologies*...................            868,970
      3,222  Centex Corp.............................            186,199
      1,682  Granite Construction, Inc...............             42,555
      2,384  Hillenbrand Industries..................            133,862
        496  Horizon Offshore, Inc.*.................              4,186
        649  Hovnanian Enterprises, Inc. - Class
             A#......................................             23,286
        686  M/I Schottenstein Homes, Inc............             25,848
        396  Mcgrath Rentcorp........................             10,264
     12,500  Willbros Group, Inc.*...................            212,500
        100  William Lyon Homes, Inc.*...............              2,605
                                                       -----------------
                                                               1,510,275
                                                       -----------------
HEAVY MACHINERY -- 3.6%
        150  Aaon, Inc.*.............................              2,816
        200  Actuant Corp. - Class A*................              8,250
    142,822  AGCO Corp.*.............................          2,785,029
        100  Alamo Group, Inc........................              1,500
        992  Applied Industrial Technology, Inc......             19,344
        638  Astec Industries, Inc.*.................             10,265
     18,159  Asyst Technologies, Inc.*...............            369,536
        976  Aviall, Inc.*...........................             13,664
      4,156  Black & Decker Corp. (The)..............            200,319
      1,192  Briggs & Stratton Corp..................             45,701
     18,684  Brooks-PRI Automation, Inc.#............            477,563
        200  Cascade Corp.*..........................              3,100
        200  Columbus Mckinnon Corp..................              1,728
      2,710  Cooper Cameron Corp.#...................            131,218
        100  CTB International Corp.*................              1,630


Shares                                                       Value
------------------------------------------------------------------------
      1,750  Cummins Engine Co., Inc.#...............  $          57,925
        809  Cuno, Inc.*.............................             29,270
      2,155  Dole Food Co............................             62,172
      2,072  Donaldson Co., Inc......................             72,603
      2,443  Dycom Industries, Inc.*.................             28,559
      1,121  Electroglas, Inc.#......................             11,210
        357  Engineered Support Systems, Inc.........             18,671
        691  Flow International Corp.*...............              4,657
      2,730  Flowserve Corp.*........................             81,354
      2,522  FMC Technologies, Inc.*.................             52,357
        696  Gardner Denver, Inc.*...................             13,920
        400  Global Power Equipment Group, Inc.*.....              3,960
        385  Gorman-Rupp Co. (The)...................             12,128
      2,523  Graco, Inc..............................             63,428
        664  Hydril Co.*.............................             17,795
      1,647  Idex Corp...............................             55,175
     80,801  Input/Output, Inc.*.....................            727,209
      1,150  Insituform Technologies, Inc.#*.........             24,357
        980  Ionics, Inc.*...........................             23,765
        700  Joy Global, Inc.*.......................             12,138
        556  Kadant, Inc.*...........................              9,174
      1,547  Kaydon Corp.............................             36,525
      1,647  Kennametal, Inc.........................             60,280
      2,526  Kulicke & Soffa Industries#.............             31,297
      6,628  Lam Research Corp.*.....................            119,171
        354  Lawson Products.........................             10,907
      2,114  Lennox International, Inc.#.............             38,031
      1,717  Lincoln Electric Holdings, Inc..........             46,187
     61,225  Lindsay Manufacturing Co................          1,417,359
        285  Lufkin Industries, Inc..................              8,228
      1,263  Manitowoc Co............................             44,824
         43  Mestek, Inc.*...........................                821

    The accompanying notes are an integral part of the financial statements.
                                                                              59

 Portfolio of Investments
  CitiStreet Funds, Inc. / Small Company Stock Fund / June 30, 2002 (Unaudited) (continued)


Shares                                                       Value
------------------------------------------------------------------------
        759  Milacron, Inc...........................  $           7,704
      1,392  Modine Manufacturing Co.................             34,215
     15,400  Mohawk Industries, Inc.*................            947,562
      1,147  Nordson Corp............................             28,285
        354  Nortek, Inc.*...........................             15,965
      1,292  Oakley, Inc.*...........................             22,481
        361  Oil States International, Inc.*.........              4,296
      6,028  Pall Corp...............................            125,081
      2,059  Paxar Corp.*............................             34,488
      2,297  Pentair, Inc............................            110,440
      1,963  Presstek, Inc.*.........................              7,852
      1,063  Regal Beloit............................             25,842
        354  Robbins & Myers, Inc....................              9,293
        909  RTI International Metals, Inc.*.........             11,044
        321  Sauer, Inc..............................              3,582
        921  Semitool, Inc.*.........................              7,515
        567  SPS Technologies, Inc.*.................             21,642
      2,200  Stanley Works (The).....................             90,222
      1,347  Stewart & Stevenson Services, Inc.......             23,896
      1,883  Sybron Dental Specialties, Inc.*........             34,836
        780  Tecumseh Products Co....................             41,402
        425  Tennant Co..............................             16,830
      2,376  Terex Corp.*............................             53,436
      2,510  Timken Co. (The)........................             56,048
        696  Toro Co.................................             39,561
        100  Tractor Supply Co.*.....................              7,099
        921  Ultratech Stepper, Inc.*................             14,911
      1,843  Unova, Inc.*............................             11,961
      3,518  Varian Medical Systems, Inc.*...........            142,655
      1,717  Varian Semiconductor Equipment*.........             58,258
      1,717  Varian, Inc.*...........................             56,575


Shares                                                       Value
------------------------------------------------------------------------
        992  Watsco, Inc.............................  $          18,104
        191  WJ Communications, Inc.*................                222
        454  Woodward Governor Co....................             26,840
      2,101  YORK International Corp.................             70,993
                                                       -----------------
                                                               9,448,256
                                                       -----------------
HOME CONSTRUCTION, FURNISHINGS &
 APPLIANCES -- 0.7%
        300  American Woodmark Corp..................             16,839
      5,649  Apogent Technologies, Inc.#.............            116,200
        780  Applica, Inc.*..........................              9,672
        500  Bassett Furniture Industries, Inc.......              9,750
        539  Beazer Homes USA, Inc.#.................             43,120
        354  Bush Industries, Inc....................              4,248
        200  Chromcraft Revington, Inc.*.............              2,730
      5,307  Clayton Homes, Inc.#....................             83,851
        100  Dominion Homes, Inc.*...................              2,023
      5,632  DR Horton, Inc..........................            146,601
      1,630  Ethan Allen Interiors, Inc..............             56,806
      2,926  Furniture Brands International, Inc.*...             88,512
      1,747  Harman International Industries, Inc....             86,040
      3,110  HON Industries..........................             84,654
      2,125  KB Home#................................            109,459
      1,747  Kimball International...................             28,633
      2,522  La-Z-Boy, Inc...........................             63,605
      4,073  Maytag Corp.............................            173,713
        894  MDC Holdings, Inc.......................             46,488
        286  Meritage Corp.*.........................             13,056
      3,944  Miller (Herman), Inc....................             80,063
        213  National Presto Industries, Inc.........              6,816
        318  NVR, Inc.*..............................            102,714
        780  Palm Harbor Homes, Inc.*................             15,490

    The accompanying notes are an integral part of the financial statements.
60

 Portfolio of Investments
  CitiStreet Funds, Inc. / Small Company Stock Fund / June 30, 2002 (Unaudited) (continued)


Shares                                                       Value
------------------------------------------------------------------------
        425  Parkervision, Inc.#.....................  $           8,152
      2,440  Pulte Corp..............................            140,251
        343  Quixote Corp............................              5,814
        354  Salton, Inc.*...........................              5,080
      1,305  Standard-Pacific Corp.#.................             45,779
        285  Stanley Furniture Co., Inc.*............              7,624
      3,736  Steelcase, Inc..........................             49,988
      2,442  Toll Brothers, Inc.#....................             71,551
        638  Universal Electronics, Inc.*............              9,544
        200  Virco Manufacturing, Inc................              2,620
      1,559  Walter Industries, Inc..................             20,813
        100  WCI Communities, Inc.*..................              2,895
                                                       -----------------
                                                               1,761,194
                                                       -----------------
HOUSEHOLD PRODUCTS -- 0.3%
        413  CoorsTek, Inc.*.........................             12,766
        100  Donnelly Corp...........................              2,699
        957  Fossil, Inc.*...........................             19,676
      4,031  Gentex Corp.*...........................            110,732
      1,447  Lancaster Colony Corp...................             51,600
        809  Libbey, Inc.............................             27,587
        567  Oneida Ltd..............................             10,858
      7,620  Owens-Illinois, Inc.*...................            104,699
      5,878  RPM, Inc. of Ohio.......................             89,640
        425  Simpson Manufacturing Co., Inc.*........             24,280
      3,122  Snap-On, Inc............................             92,692
        496  Standex International Corp..............             12,450
      2,614  Valspar Corp............................            117,996
                                                       -----------------
                                                                 677,675
                                                       -----------------
INDUSTRIAL - DIVERSIFIED -- 1.6%
      1,347  Armstrong Holdings, Inc.#...............              2,411
      1,630  Blyth Industries, Inc...................             50,889
        612  Daktronics, Inc.*.......................              6,022
        838  FEI Co.#................................             20,539
        850  Hexcel Corp.*...........................              3,698


Shares                                                       Value
------------------------------------------------------------------------
      2,500  Identix, Inc.#..........................  $          18,248
        713  Lydall, Inc.*...........................             10,873
        383  Nacco Industries........................             22,252
        600  NN, Inc.................................              7,680
        500  Osmonics, Inc.*.........................              7,950
     71,144  Phelps Dodge Corp.......................          2,931,133
        823  Shuffle Master, Inc.*...................             15,119
      1,292  Symyx Technologies*.....................             17,985
        992  WMS Industries, Inc.*...................             12,152
     39,438  Yankee Candle Co., Inc. (The)*..........          1,068,375
      1,563  Zomax, Inc.*............................              6,096
                                                       -----------------
                                                               4,201,422
                                                       -----------------
INDUSTRIAL MACHINE SERVICES -- 0.0%
      3,000  Fastenal Co.#...........................            115,530
                                                       -----------------
INSURANCE -- 3.8%
      1,817  21st Century Insurance Group............             34,523
      7,600  Aetna, Inc.#............................            364,572
      4,002  Alfa Corp...............................             46,823
      2,839  Allmerica Financial Corp................            131,162
      2,330  American Financial Group, Inc...........             55,687
        100  American Medical Security Group,
             Inc.*...................................              2,395
        525  American National Insurance.............             50,558
        600  American Physicians Capital, Inc.*......             11,075
        100  Amerigroup Corp.*.......................              2,728
      2,142  AmerUs Group Co.........................             79,468
      1,109  Argonaut Group, Inc.....................             23,755
        296  Baldwin & Lyons, Inc....................              6,758
     15,884  Brown & Brown, Inc......................            500,346
        100  Centene Corp.*..........................              3,098
        400  Ceres Group, Inc.*......................              1,560

    The accompanying notes are an integral part of the financial statements.
                                                                              61

 Portfolio of Investments
  CitiStreet Funds, Inc. / Small Company Stock Fund / June 30, 2002 (Unaudited) (continued)


Shares                                                       Value
------------------------------------------------------------------------
      1,122  Citizens, Inc.*.........................  $          14,564
      1,334  Commerce Group, Inc.....................             52,760
      1,701  Crawford & Co...........................             13,778
        300  Danielson Holding Corp.*................              1,476
        709  Delphi Financial Group..................             30,735
        200  EMC Insurance Group, Inc................              3,010
      1,006  Erie Indemnity Co.......................             40,753
        496  FBL Financial Group, Inc................             10,986
      5,040  Fidelity National Financial, Inc........            159,264
        200  Financial Industries Corp...............              3,614
     26,181  First American Financial Corp.#.........            602,163
        200  FPIC Insurance Group, Inc.#.............              3,010
      3,439  Fremont General Corp....................             14,375
     46,815  Gallagher A J & Co......................          1,622,140
        283  Great American Financial Resources,
             Inc.....................................              5,462
      1,467  Harleysville Group, Inc.................             40,665
      2,726  HCC Insurance Holdings, Inc.............             71,830
      4,878  Health Net, Inc.*.......................            130,584
        985  HealthExtras, Inc.*.....................              4,994
      1,474  Hilb, Rogal & Hamilton Co., Office of...             66,699
      2,014  Horace Mann Educators Corp..............             37,601
      8,671  Humana, Inc.*...........................            135,528
        100  Independence Holding Co.................              2,234
        754  Insurance Auto Auctions, Inc.*..........             14,703
     24,100  IPC Holdings Ltd........................            736,014
        322  Kansas City Life Insurance Co...........             12,452
        100  Labone, Inc.*...........................              2,640


Shares                                                       Value
------------------------------------------------------------------------
        938  Landamerica Financial Group, Inc........  $          29,547
      1,930  Leucadia National Corp..................             61,104
        909  Liberty Corp............................             36,224
        465  Markel Corp.*...........................             91,605
         21  MEEMIC Holdings, Inc.*..................                583
      1,405  Mercury General Corp.#..................             68,143
        183  Midland Co. (The).......................              9,236
      2,568  Mony Group, Inc.........................             87,338
        112  National Western Life Insurance Co. -
             Class A*................................             12,874
         43  NYMAGIC, Inc............................                656
        300  Odyssey Re Holdings Corp................              5,217
      2,835  Ohio Casualty Corp.#....................             59,252
      6,116  Old Republic International Corp.........            192,654
      4,594  Oxford Health Plans*....................            213,437
      1,576  Pacificare Health Systems#..............             42,867
     31,800  PartnerRe Ltd...........................          1,556,610
        683  Philadelphia Consolidated Holding
             Corp.*..................................             30,967
     17,900  Phoenix Cos., Inc. (The)*...............            328,465
        567  Pico Holdings, Inc.*....................              9,395
        980  PMA Capital Corp........................             20,727
      4,694  PMI Group, Inc. (The)...................            179,311
      1,041  Presidential Life Corp..................             21,101
      1,294  ProAssurance Corp.*.....................             22,774
      3,351  Protective Life Corp....................            110,918
        980  Reinsurance Group Of America............             30,204
        354  RLI Corp................................             18,054
      6,612  SAFECO Corp.............................            204,245
        425  SCPIE Holdings, Inc.....................              2,584
      1,434  Selective Insurance Group...............             40,625
      1,617  Stancorp Financial Group................             89,744
        496  State Auto Financial Corp...............              8,134

    The accompanying notes are an integral part of the financial statements.
62

 Portfolio of Investments
  CitiStreet Funds, Inc. / Small Company Stock Fund / June 30, 2002 (Unaudited) (continued)


Shares                                                       Value
------------------------------------------------------------------------
        525  Stewart Information Services*...........  $          10,789
        338  Triad Guaranty, Inc.*...................             14,713
      1,901  Trigon Healthcare, Inc.*................            191,203
      1,859  UICI*...................................             37,552
        285  United Fire & Causualty Co..............             10,767
      2,006  Universal American Financial Corp.*.....             13,199
      1,591  Vesta Insurance Group, Inc..............              6,809
      9,650  W.R. Berkley Corp.......................            530,750
     18,700  Willis Group Holdings, Ltd.#............            624,580
        425  Zenith National Insurance Corp..........             13,536
                                                       -----------------
                                                              10,187,035
                                                       -----------------
LODGING -- 0.5%
        143  Ameristar Casinos, Inc.*................              4,156
      1,717  Aztar Corp.*............................             35,714
      1,710  Choice Hotels International, Inc.*......             34,217
     87,284  Equity Inns, Inc........................            702,636
        354  Excel Technology, Inc.*.................              7,434
      3,189  Extended Stay America, Inc.#............             51,726
     11,814  Host Marriott Corp.#....................            133,498
        992  Isle of Capri Casinos, Inc.#............             20,088
      3,051  Mandalay Resort Group*..................             84,116
        992  Marcus Corp.............................             16,517
        200  Monarch Casino & Resort, Inc.*..........              2,966
     14,411  Park Place Entertainment Corp.*.........            147,713
      1,363  Pegasus Systems, Inc.*..................             23,853
      2,268  Prime Hospitality Corp.*................             29,461
      1,788  Station Casinos, Inc.#..................             31,916
        389  Vail Resorts, Inc.*.....................              6,652


Shares                                                       Value
------------------------------------------------------------------------
      9,300  Wyndham International, Inc.*............  $          10,788
                                                       -----------------
                                                               1,343,451
                                                       -----------------
MEDIA - BROADCASTING & PUBLISHING -- 2.2%
        200  Acme Communications, Inc.*..............              1,470
      4,100  Allegiance Telecom, Inc.*...............              7,503
      3,506  American Greetings Corp.#...............             58,410
      1,205  Banta Corp..............................             43,260
      4,223  Belo (A.H.) Corp........................             95,482
      2,500  Cablevision Systems Corp. - Rainbow
             Media Group#............................             21,875
        273  Clear Channel Communications, Inc.*.....              8,741
      2,017  COX Radio, Inc.*........................             48,610
      1,425  Crown Media Holdings, Inc.*.............             11,243
      1,701  Cumulus Media, Inc.*....................             23,440
      1,730  Emmis Communications Corp. - Class A*...             36,659
      1,405  Entercom Communications Corp.#..........             64,490
     94,425  Entravision Communications Corp.*.......          1,156,706
        200  Fisher Communications, Inc..............             11,744
        500  Gray Communications Systems, Inc........              9,050
      3,214  Harte-Hanks Communications..............             66,048
      4,900  Hispanic Broadcasting Corp.*............            127,890
      1,901  Hollinger International, Inc............             22,812
      1,125  Information Holdings, Inc.*.............             27,450
      2,172  Insight Communications*.................             25,478
      1,384  Journal Register Co.*...................             27,818
      2,384  Lee Enterprises.........................             83,440
        425  Lodgenet Entertainment Corp.*...........              6,120

    The accompanying notes are an integral part of the financial statements.
                                                                              63

 Portfolio of Investments
  CitiStreet Funds, Inc. / Small Company Stock Fund / June 30, 2002 (Unaudited) (continued)


Shares                                                       Value
------------------------------------------------------------------------
        496  Martha Stewart Living Omnimedia#*.......  $           5,689
        850  Mastec, Inc.*...........................              6,256
      1,250  McClatchy Company.......................             80,313
        650  Media General, Inc. - Class A...........             39,000
      1,521  Mediacom Communications Corp.*..........             11,849
      1,961  Meredith Corp...........................             75,204
          2  News Corp Ltd. (The)....................                 40
        354  On Command Corp.*.......................                598
        780  Playboy Enterprises*....................              9,945
      2,426  Price Communications Corp.*.............             38,816
     13,123  Primedia, Inc.*.........................             16,010
        700  Private Media Group, Inc.*..............              2,002
        454  Pulitzer, Inc...........................             23,563
      1,547  R.H. Donnelley Corp.*...................             43,270
     19,400  Radio One, Inc. - Class D#..............            288,478
     74,107  Readers Digest Association, Inc. (The) -
             Class A.................................          1,388,024
      1,134  Regent Communications, Inc.*............              8,005
        620  Saga Communications, Inc.*..............             13,950
        463  Salem Communications Corp. - Class A*...             11,515
      1,476  Scholastic Corp.*.......................             55,940
      1,193  Sinclair Broadcast Group, Inc.*.........             17,370
     24,417  Spanish Broadcasting System, Inc.*......            244,170
     38,500  Thomas Nelson, Inc......................            406,560
        567  Tivo, Inc.#.............................              2,104
      1,201  Valuevision International, Inc.*........             21,798


Shares                                                       Value
------------------------------------------------------------------------
      2,455  Wiley (John) & Sons.....................  $          58,871
     48,467  Young Broadcasting, Inc.*...............            861,743
                                                       -----------------
                                                               5,716,822
                                                       -----------------
MEDICAL & BIO-TECHNOLOGY -- 0.2%
        800  Applied Molecular Evolution*............              4,624
      2,839  Bio-Technology General Corp.*...........             17,062
      2,316  Corixa Corp.*...........................             15,865
      1,213  Diversa Corp.*..........................             12,069
      2,125  Exelixis, Inc.#.........................             16,001
        600  Harvard Bioscience, Inc.*...............              3,354
     98,325  Lexicon Genetics, Inc.*.................            405,099
        400  Quidel Corp.*...........................              2,756
        500  VitalWorks, Inc.*.......................              4,100
                                                       -----------------
                                                                 480,930
                                                       -----------------
MEDICAL SUPPLIES -- 3.5%
        364  1-800 CONTACTS, Inc.#...................              4,911
      9,525  Acterna Corp.*..........................              3,915
        896  Advanced Energy Industries#.............             19,873
        285  Advanced Neuromodulation Systems,
             Inc.*...................................              8,693
        900  Aksys, Ltd.#............................              6,210
        500  Align Technology, Inc.*.................              1,960
     56,206  American Medical System Holdings,
             Inc.*...................................          1,127,492
     94,622  Applera Corp. - Applied Biosystems
             Group*..................................          1,135,464
        594  Arrow International, Inc................             23,196
      1,121  Arthrocare Corp.*.......................             14,416
        642  Aspect Medical Systems, Inc.*...........              2,440
         64  August Technology Corp.*................                633
        850  Avigen, Inc.#*..........................              7,999
      2,897  Bausch & Lomb, Inc.#....................             98,063

    The accompanying notes are an integral part of the financial statements.
64

 Portfolio of Investments
  CitiStreet Funds, Inc. / Small Company Stock Fund / June 30, 2002 (Unaudited) (continued)


Shares                                                       Value
------------------------------------------------------------------------
      3,010  Beckman Coulter, Inc....................  $         150,199
        549  BEI Technologies, Inc...................              6,286
        567  Biosite Diagnostics, Inc.#..............             15,961
      2,559  Bruker Daltonics, Inc.#.................             10,108
      2,468  C.R. Bard, Inc..........................            139,639
        100  Cantel Medical Corp.*...................              1,840
        700  Cardiac Science, Inc.*..................              2,597
      1,205  Cardiodynamics International Corp.*.....              4,483
        625  Cerus Corp.*............................             21,175
        200  Cholestech Corp.#.......................              2,110
     23,854  Closure Medical Corp.#..................            333,956
      1,605  Coherent, Inc.*.........................             47,861
        691  Cole National Corp.*....................             13,129
        400  Conceptus, Inc.*........................              6,596
      1,275  Conmed Corp.*...........................             28,471
      2,910  Credence Systems Corp.#.................             51,711
        938  Cyberonics*.............................             12,306
      1,450  Cygnus, Inc.*...........................              3,118
      1,776  Cymer, Inc.#............................             62,231
        696  Datascope Corp..........................             19,237
      1,500  deCODE GENETICS, Inc.*..................              7,020
      3,621  Dentsply International, Inc.............            133,651
      1,134  Diagnostic Products Corp................             41,958
        992  Dionex Corp.*...........................             26,576
    120,800  DJ Orthopedics, Inc.*...................            990,560
      3,222  Edwards Lifesciences Corp.*.............             74,750
     72,200  Endocare, Inc.#.........................            953,762
        649  FLIR Systems, Inc.#.....................             27,239
      1,700  Genzyme Corp.*..........................              7,701
      1,071  Haemonetics Corp.*......................             31,273
        300  Hanger Orthopedic Group, Inc.*..........              4,557
      1,792  Henry Schein, Inc.*.....................             79,744
        396  ICU Medical, Inc.*......................             12,236
        696  Igen International, Inc.*...............             21,924


Shares                                                       Value
------------------------------------------------------------------------
        425  II-VI, Inc.*............................  $           6,277
        913  Illumina, Inc.*.........................              6,135
        796  Inamed Corp.*...........................             21,269
        585  Integra LifeSciences Holdings*..........             12,724
        704  Intermagnetics General Corp.*...........             14,221
        300  Interpore International*................              2,901
      1,500  Intuitive Surgical, Inc.#...............             12,705
      1,134  Invacare Corp...........................             41,958
        200  Inverness Medical Innovations, Inc.*....              4,040
        200  Invision Technologies, Inc.#............              4,832
     33,203  Invitrogen Corp.#.......................          1,062,828
      2,143  Ixia*...................................             12,472
        354  Keithley Instruments, Inc...............              5,112
        200  Kensey Nash Corp.*......................              3,240
        343  LeCroy Corp.*...........................              4,082
        200  Lifecore Biomedical, Inc.*..............              2,268
      1,063  Mentor Corp.............................             39,022
        100  Meridian Medical Tech, Inc.*............              3,610
        200  Merit Medical Systems, Inc.*............              4,126
      1,721  Mettler-Toledo International, Inc.*.....             63,453
      2,555  Millipore Corp..........................             81,709
        425  Mine Safety Appliances Co...............             17,000
      1,493  MKS Instruments, Inc.*..................             29,965
      1,055  MTS Systems Corp........................             13,884
        513  Nanometrics, Inc.*......................              8,146
      1,715  Newport Corp.#..........................             26,857
        585  North American Scientific, Inc.*........              5,979
        709  Novoste Corp.*..........................              3,276
        880  Ocular Sciences, Inc.*..................             23,320
        500  OrthoLogic Corp.*.......................              2,765
      2,626  Patterson Dental Co.*...................            132,167
        896  Photon Dynamics, Inc.*..................             26,880


    The accompanying notes are an integral part of the financial statements.
                                                                              65

 Portfolio of Investments
  CitiStreet Funds, Inc. / Small Company Stock Fund / June 30, 2002 (Unaudited) (continued)


Shares                                                       Value
------------------------------------------------------------------------
        625  PolyMedica Industries, Inc.*#...........  $          15,963
        800  Possis Medical, Inc.*...................              9,879
        992  Priority Healthcare Corp.*..............             23,312
      4,018  PSS World Medical, Inc.*................             32,546
        200  Q-Med, Inc.*............................              1,672
      1,747  ResMed, Inc.#...........................             51,362
     35,738  Respironics, Inc.*......................          1,216,879
      1,547  Roper Industries, Inc...................             57,703
      1,267  SangStat Medical Corp.*.................             29,116
      1,140  Sola International, Inc.*...............             13,110
        483  SonoSite, Inc.*.........................              6,970
        200  Spacelabs Medical, Inc.*................              2,840
      3,518  Steris Corp.*...........................             67,229
      2,243  Techne Corp.*...........................             63,297
      1,792  Theragenics Corp.*......................             15,107
        200  Therasense, Inc.#.......................              3,694
      1,978  Thoratec Laboratories Corp.*............             17,782
        849  Transgenomic, Inc.*.....................              2,139
      1,134  TriPath Imaging, Inc.*..................              4,956
        549  Urologix, Inc.*.........................              7,022
      2,197  Vasomedical, Inc.*......................              5,822
      1,563  Veeco Instruments, Inc.#................             36,121
        725  Ventana Medical Systems, Inc.*..........             15,914
      2,510  Visx, Inc.*.............................             27,359
        500  Vivus, Inc.*............................              3,385
        200  Wright Medical Group, Inc.*.............              4,032
        709  X-Rite, Inc.............................              6,034
        100  Young Innovations, Inc.*................              2,172
        425  Zoll Medical Corp.*.....................             13,825
                                                       -----------------
                                                               9,257,695
                                                       -----------------
METALS -- 5.3%
         43  A.M. Castle & Co........................                537
    172,085  AK Steel Holding Corp.*.................          2,204,409


Shares                                                       Value
------------------------------------------------------------------------
      4,102  Allegheny Technologies, Inc.#...........  $          64,812
     24,610  Alliant Techsystems, Inc.*..............          1,570,118
      1,630  Aptargroup, Inc.........................             50,123
      1,363  Belden, Inc.............................             28,405
        709  Brush Engineered Materials, Inc.*.......              8,792
        385  Butler Manufacturing Co.................             10,568
        921  Carpenter Technology....................             26,534
        638  Century Aluminum Co.....................              9,500
        200  Chase Industries, Inc.*.................              2,778
        428  CIRCOR International, Inc...............              7,340
        354  Cleveland-Cliffs, Inc.#.................              9,770
        552  Commercial Metals Co....................             25,911
     59,997  Commscope, Inc.*........................            749,963
      2,810  Crane Co................................             71,318
        513  Curtiss-Wright Corp.....................             41,040
        649  Encore Wire Corp.*......................              9,235
      6,741  Engelhard Corp..........................            190,905
      4,157  Freeport-McMoRan Copper & Gold, Inc.#...             74,202
      1,634  General Cable Corp......................             10,294
        354  Gibraltar Steel Corp....................              7,855
    141,400  Glamis Gold Ltd.*.......................          1,242,906
      1,247  Griffon Corp.*..........................             22,571
        354  Gulf Island Fabrication, Inc.*..........              6,492
      2,172  Harsco Corp.............................             81,450
      1,100  Hecla Mining Co.*.......................              5,159
      2,451  Hubbell, Inc............................             83,702
        200  Imco Recycling, Inc.*...................              1,970
        400  Intermet Corp...........................              4,296
     15,100  IPSCO, Inc..............................            242,053
        406  Ladish Co., Inc.*.......................              4,953
     29,963  Lone Star Technologies*.................            686,153
        200  Material Sciences Corp.*................              2,804

    The accompanying notes are an integral part of the financial statements.
66

 Portfolio of Investments
  CitiStreet Funds, Inc. / Small Company Stock Fund / June 30, 2002 (Unaudited) (continued)


Shares                                                       Value
------------------------------------------------------------------------
      1,676  Matthews International Corp.............  $          39,135
      1,988  Maverick Tube Corp.*....................             29,820
     57,800  Meridian Gold, Inc.#....................            927,690
        767  Mobile Mini, Inc.#......................             13,116
      1,559  Mueller Industries*.....................             49,498
        921  NCI Building Systems, Inc.*.............             16,394
     36,136  Newmont Mining Corp.#...................            951,461
     31,500  North American Palladium Ltd.*..........            184,275
        709  NS Group, Inc.*.........................              6,771
      1,300  Oregon Steel Mills, Inc.*...............              7,800
     81,900  Placer Dome, Inc........................            918,099
      1,163  Polaris Industries, Inc.................             75,595
      2,768  Precision Castparts Corp................             91,344
        796  Quanex Corp.............................             34,785
      1,321  Reliance Steel & Aluminum...............             40,291
        528  Roanoke Electric Steel Corp.............              8,152
        200  Royal Gold, Inc.........................              2,732
      1,350  Ryerson Tull, Inc.......................             15,701
        100  Schnitzer Steel Industries, Inc.........              2,232
      2,030  Shaw Group, Inc. (The)*.................             62,321
        934  Southern Peru Copper Corp...............             14,001
      1,284  Steel Dynamics, Inc.*...................             21,147
        200  Stillwater Mining Co....................              3,158
      1,901  Stillwater Mining Co.#..................             30,948
        921  Sturm Ruger & Co., Inc..................             13,032
      1,121  Texas Industries, Inc...................             35,300
     37,759  Tower Automotive, Inc.*.................            526,738
        775  Tredegar Corp...........................             18,716
         21  Tremont Corp............................                626
     96,315  United States Steel Corp.#..............          1,915,705
        709  Watts Industries, Inc...................             14,074


Shares                                                       Value
------------------------------------------------------------------------
         71  Wesco Financial Corp....................  $          21,414
     21,877  Worthington Industries, Inc.............            395,974
                                                       -----------------
                                                              14,046,963
                                                       -----------------
MISCELLANEOUS -- 0.1%
        638  Advanced Marketing Services, Inc........             11,675
      1,355  Boyd Gaming Corp.*......................             19,512
        780  Casella Waste Systems, Inc.*............              9,368
        891  Daisytek International Corp.*...........             15,111
        200  Department 56, Inc.*....................              3,256
      2,038  DIMON, Inc..............................             14,103
      1,421  Handleman Co.*..........................             20,605
        425  Russ Berrie & Co., Inc..................             15,045
        916  SCP Pool Corp.#.........................             25,428
        328  Wackenhut Corrections Corp.*............              4,789
                                                       -----------------
                                                                 138,892
                                                       -----------------
OFFICE EQUIPMENT -- 0.0%
      7,362  IKON Office Solutions, Inc.#............             69,203
                                                       -----------------
OIL & GAS -- 2.6%
        664  3TEC Energy Corp.*......................             11,574
      3,039  AGL Resources, Inc......................             70,505
      3,689  Ashland, Inc............................            149,405
      2,101  Atmos Energy Corp.......................             49,247
        425  Atwood Oceanics*........................             15,938
      1,009  Berry Petroleum.........................             17,002
     33,317  Brown (Tom), Inc.*......................            944,537
      1,676  CAL Dive International, Inc.*...........             36,872
        496  Cascade Natural Gas Corp................             10,366
      7,712  Chesapeake Energy Corp.*................             55,526
        570  Chiles Offshore, Inc.*..................             13,823
        709  CNA Surety Corp.........................             10,316

    The accompanying notes are an integral part of the financial statements.
                                                                              67

 Portfolio of Investments
  CitiStreet Funds, Inc. / Small Company Stock Fund / June 30, 2002 (Unaudited) (continued)


Shares                                                       Value
------------------------------------------------------------------------
        850  Comstock Resources, Inc.*...............  $           6,460
        425  Dril-Quip*..............................             10,604
        234  Encore Acquisition Co.*.................              4,037
      1,576  Energen Corp............................             43,340
      1,128  Energy Partners Ltd.*...................             10,490
        100  EnergySouth, Inc........................              3,204
      3,305  Equitable Resources, Inc................            113,362
      1,505  Frontier Oil Corp.......................             26,488
        500  Harvest Natural Resources, Inc.*........              2,500
        486  Holly Corp..............................              8,141
        554  Houston Exploration Co.*................             16,066
      1,240  KCS Energy, Inc.#.......................              2,170
      5,207  Key Energy Group*.......................             54,674
        616  Key Production Co., Inc.*...............             12,012
      1,050  Laclede Group, Inc. (The)...............             24,654
      1,810  Magnum Hunter Resources, Inc.*..........             14,281
        100  Marine Products Corp....................              1,165
      3,677  MDU Resources Group, Inc................             96,668
      4,244  National Fuel Gas Co....................             95,532
      1,470  New Jersey Resources....................             43,880
     16,043  Newfield Exploration Co.*...............            596,318
      9,881  Noble Energy, Inc.......................            356,210
      1,405  Northwest Natural Gas Co................             40,394
        867  NUI Corp................................             23,843
      2,951  ONEOK, Inc..............................             64,774
      1,333  Patina Oil & Gas Corp...................             36,564
      3,455  Patterson-UTI Energy, Inc.*.............             97,535
        483  Penn Virginia Corp......................             18,827
      4,073  Pennzoil-Quaker State Co................             87,692
      1,100  PetroQuest Energy, Inc.*................              6,127
      1,617  Piedmont Natural Gas Co.................             59,797
      1,367  Plains Resources, Inc.#.................             36,567
        300  Premcor, Inc.*..........................              7,716
      6,782  Pride International, Inc.*..............            106,206


Shares                                                       Value
------------------------------------------------------------------------
        425  Prima Energy Corp.*.....................  $           9,686
        638  Pure Resources, Inc.*...................             13,270
      4,044  Questar Corp............................             99,887
        406  Quicksilver Resources, Inc.*............             10,495
      2,368  Range Resources Corp.*..................             13,261
        770  Remington Oil & Gas Corp.*..............             15,338
        734  Resource America, Inc. - Class A........              7,736
        521  RPC, Inc................................              6,148
     29,986  Seacor Smit, Inc.*......................          1,419,837
        992  Semco Energy, Inc.#.....................              8,978
        696  South Jersey Industries.................             23,490
      1,991  Southern Union Co.*.....................             33,844
      1,647  Southwest Gas Corp......................             40,763
      1,134  Southwestern Energy Co.*................             17,225
      1,576  St. Mary Land & Exploration Co..........             37,919
     62,000  Stolt Offshore SA*......................            384,400
      1,133  Stone Energy Corp.*.....................             45,603
      3,656  Sunoco, Inc.............................            130,263
      2,484  Superior Energy Services*...............             25,213
      2,559  Tesoro Petroleum Corp.*.................             19,832
        549  TETRA Technologies, Inc.*...............             14,576
        992  Transmontaigne, Inc.*...................              6,002
        483  Universal Compression Holdings*.........             11,587
      5,451  Valero Energy Corp.#....................            203,976
     28,391  Varco International, Inc.*..............            497,978
      3,677  Vectren Corporation.....................             92,293
      2,455  Vintage Petroleum, Inc..................             29,215
        796  WD-40 Co................................             22,097
      1,666  Westport Resources Corp.*...............             27,322
      2,655  WGL Holdings, Inc.#.....................             68,765
      1,200  W-H Energy Services, Inc.*..............             26,592
      6,028  XTO Energy, Inc.........................            124,177
                                                       -----------------
                                                               7,001,177
                                                       -----------------

    The accompanying notes are an integral part of the financial statements.
68

 Portfolio of Investments
  CitiStreet Funds, Inc. / Small Company Stock Fund / June 30, 2002 (Unaudited) (continued)


Shares                                                       Value
------------------------------------------------------------------------
OIL & GAS DISTRIBUTION -- 0.7%
        506  NATCO Group, Inc.*......................  $           4,402
      2,355  NICOR, Inc..............................            107,741
      1,853  Peoples Energy Corp.....................             67,560
     45,850  Western Gas Resources, Inc..............          1,714,790
                                                       -----------------
                                                               1,894,493
                                                       -----------------
OIL & GAS EXPLORATION -- 4.4%
      1,534  Cabot Oil & Gas Corp. - Class A.........             35,052
      5,838  Evergreen Resources, Inc.*..............            248,115
     11,762  Forrest Oil Corp.*......................            334,394
      5,219  Grant Prideco, Inc.*....................             70,978
      8,009  Grey Wolf, Inc.*........................             32,757
      1,680  Meridian Resource Corp. (The)*..........              6,250
      1,884  Murphy Oil Corp.........................            155,430
      4,168  National-Oilwell, Inc.*.................             87,736
    209,367  Nuevo Energy Co.*.......................          3,307,999
      9,113  Ocean Energy, Inc.......................            197,479
    110,863  Oceaneering International, Inc.*........          2,993,301
    154,265  Pioneer Natural Resources Co.*..........          4,018,603
      2,872  Pogo Producing Co.......................             93,685
      1,196  Spinnaker Exploration Co.*..............             43,080
      1,263  Swift Energy Co.*.......................             19,943
                                                       -----------------
                                                              11,644,802
                                                       -----------------
OIL & GAS FIELD SERVICES -- 0.7%
      3,048  Global Industries, Ltd.*................             21,306
      4,189  Hanover Compressor Co.#*................             56,552
      2,510  Helmerich & Payne, Inc..................             89,657
      3,189  Newpark Resources, Inc.#................             23,439
    114,873  Parker Drilling Co.*....................            375,635
      4,785  Rowan Co., Inc..........................            102,638
      2,981  Tidewater, Inc..........................             98,135


Shares                                                       Value
------------------------------------------------------------------------
      1,759  Unit Corp.*.............................  $          30,519
     85,847  Veritas DGC, Inc.#......................          1,081,672
                                                       -----------------
                                                               1,879,553
                                                       -----------------
PHARMACEUTICALS -- 4.2%
        170  3 Dimensional Pharmaceuticals, Inc.*....                757
      4,118  Abgenix, Inc.#..........................             40,356
      1,755  Adolor Corp.*...........................             19,761
      1,080  Albany Molecular Research, Inc.*........             22,831
        938  Alexion Pharmaceuticals, Inc.*..........             14,211
      3,481  Alkermes, Inc.#.........................             55,731
        300  Allos Therapeutics, Inc.*...............              2,712
      2,150  Allscripts Healthcare Solutions,
             Inc.*...................................              8,041
      1,576  Alpharma, Inc...........................             26,760
        200  American Pharmacuetical Partners,
             Inc.*...................................              2,472
      5,234  AmerisourceBergen Corp.#................            397,784
      3,251  Amylin Pharmaceuticals, Inc.*...........             35,566
        642  Antigenics, Inc.#.......................              6,324
        896  Aphton Corp.*...........................              6,720
      1,200  Arena Pharmaceuticals, Inc.*............             10,080
      1,000  ArQule, Inc.*...........................              6,750
     57,300  Array BioPharma, Inc.*..................            552,372
        400  Atherogenics, Inc.*.....................              2,868
      2,859  AVANIR Pharmaceuticals - Class A*.......              3,717
        700  AVI BioPharma, Inc.#....................              2,058
      1,350  Barr Laboratories, Inc.#*...............             85,766
        200  Bentley Pharmaceuticals, Inc.*..........              2,320
      1,309  BioMarin Pharmaceuticals, Inc.*.........              6,832

    The accompanying notes are an integral part of the financial statements.
                                                                              69

 Portfolio of Investments
  CitiStreet Funds, Inc. / Small Company Stock Fund / June 30, 2002 (Unaudited) (continued)


Shares                                                       Value
------------------------------------------------------------------------
        967  Biopure Corp.#*.........................  $           7,398
        200  Bradley Pharmaceuticals - Class A*......              2,660
      1,788  Cell Genesys, Inc.#.....................             24,603
      1,888  Cell Therapeutics, Inc.#................             10,307
      2,276  Charles River Laboratories
             International, Inc.#....................             79,774
        749  CIMA Labs, Inc.*........................             18,066
        992  Columbia Laboratories, Inc.*............              5,952
      1,417  Connetics Corp.*........................             18,306
      1,505  Cubist Pharmaceuticals, Inc.#...........             14,162
        100  D&K Healthcare Resources................              3,526
        496  Digene Corp.*...........................              5,834
        976  Durect Corp.*...........................              7,808
        100  Embrex, Inc.*...........................              2,092
      2,243  Enzon, Inc.#*...........................             56,344
        200  Epix Medical, Inc.*.....................              2,110
      1,000  Esperion Therapeutics, Inc.*............              5,430
        496  First Horizon Pharmaceutical Corp.*.....             10,262
      1,280  Genta, Inc.*#...........................             10,611
        921  Geron Corp.*#...........................              4,218
      1,476  Guilford Pharmaceuticals, Inc.*.........             11,129
        967  Herbalife International, Inc............             18,470
      4,244  ICN Pharmaceuticals, Inc.#..............            102,747
      1,634  ILEX Oncology, Inc.*....................             23,023
      3,296  ImClone Systems#*.......................             28,659
      2,059  Immunomedics, Inc.*.....................             10,727
        791  Impax Laboratories, Inc.*...............              5,925
      1,761  Indevus Pharmaceuticals, Inc.*..........              2,043
    164,572  Inhale Therapeutic Systems, Inc.#*......          1,561,788
      1,483  InterMune, Inc.#........................             31,291
        238  Kos Pharmaceuticals, Inc.*..............              4,843


Shares                                                       Value
------------------------------------------------------------------------
      1,244  KV Pharmaceutical Co.#..................  $          32,655
      1,555  La Jolla Pharmaceutical Co.*............              9,719
    159,039  Ligand Pharmaceuticals, Inc.#...........          2,306,066
        780  Martek Biosciences Corp.#...............             16,318
    248,760  Medarex, Inc.*..........................          1,845,799
     34,449  Medicines Co. (The)#....................            424,756
      1,617  Medicis Pharmaceutical Corp. - Class
             A#......................................             69,143
      1,309  MGI Pharma, Inc.*.......................              9,242
      2,288  Nabi Biopharmaceuticals*................             10,822
      1,198  NaPro BioTherapeutics, Inc.#............              7,859
        100  Nastech Pharmaceutical Co., Inc.#.......              1,643
        549  Nature's Sunshine Products, Inc.........              6,209
      2,092  NBTY, Inc.*.............................             32,384
        625  Neose Technologies, Inc.*...............              6,813
      1,121  Noven Pharmaceuticals, Inc.*............             28,586
      1,534  NPS Pharmaceuticals, Inc.#..............             23,501
      1,984  NU Skin Enterprises, Inc................             28,867
        949  Onyx Pharmaceuticals, Inc.*.............              5,476
      1,270  OraSure Technologies, Inc.*.............              8,255
      1,847  OSI Pharmaceuticals, Inc.#..............             44,901
      1,134  Pain Therapeutics, Inc.*................              9,480
      1,134  Parexel International Corp.*............             15,774
        549  Penwest Pharmaceuticals Co.*............             10,706
      5,777  Peregrine Pharmaceuticals, Inc.*........              6,759
      3,048  Perrigo Co.*............................             39,624
      2,015  Pharmaceutical Product Development,
             Inc.*...................................             53,075
      1,055  Pharmaceutical Resources, Inc.#.........             29,308

    The accompanying notes are an integral part of the financial statements.
70

 Portfolio of Investments
  CitiStreet Funds, Inc. / Small Company Stock Fund / June 30, 2002 (Unaudited) (continued)


Shares                                                       Value
------------------------------------------------------------------------
        976  POZEN, Inc.*............................  $           5,056
     50,618  Praecis Pharmaceuticals*................            176,151
        528  Progenics Pharmeceuticals, Inc.*........              6,489
      4,628  Protein Design Labs, Inc.*..............             50,260
    139,600  QLT PhotoTherapeutics, Inc.#*...........          1,863,660
        813  ResortQuest International, Inc.*........              4,634
        992  Sciclone Pharmaceuticals, Inc.*.........              1,984
      2,353  Scios, Inc.#............................             72,025
      4,200  Sepracor, Inc.*.........................             40,110
        891  Serologicals Corp.*.....................             16,296
      3,143  SICOR, Inc.*............................             58,271
      3,896  Sigma-Aldrich Corp......................            195,384
        992  SuperGen, Inc.*.........................              7,202
      1,154  Tanox, Inc.*............................             12,498
      2,672  Texas Biotech Corp.*....................             10,421
      1,063  Titan Pharmaceuticals, Inc.*............              3,561
      1,621  Transkaryotic Therapies, Inc.#..........             58,437
      2,988  Triangle Pharmaceuticals, Inc.*.........              8,097
        996  Tularik, Inc.#..........................              9,133
        638  United Therapeutics Corp.#..............              7,886
        698  Versicor, Inc.*.........................              9,388
        850  Vical, Inc.*............................              4,488
        496  West Pharmaceutical Services, Inc.......             15,917
        200  Women First HealthCare, Inc.*...........              1,560
        100  Zymogenetics, Inc.*.....................                882
                                                       -----------------
                                                              11,126,427
                                                       -----------------
REAL ESTATE -- 0.9%
        900  Acadia Realty Trust.....................              7,335


Shares                                                       Value
------------------------------------------------------------------------
        142  Alexander's, Inc.*......................  $          10,906
      3,618  AMB Property Corp.......................            112,158
        800  Associated Estates Realty Corp..........              8,480
        200  Avatar Holdings, Inc.*..................              5,608
      3,818  Boston Properties, Inc..................            152,529
      5,049  Catellus Development Corp.*.............            103,101
      1,163  Centerpoint Properties Corp.............             67,466
      1,636  Corrections Corp. of America*...........             28,303
      2,799  Developers Diversified Realty...........             62,978
      1,497  Felcor Lodging Trust, Inc. REIT.........             27,470
      1,363  Forest City Enterprises, Inc............             47,364
        506  Getty Realty Corp.......................             10,247
      1,009  Insignia Financial Group, Inc.*.........              9,807
      1,000  Investors Real Estate Trust.............             10,660
      1,559  Jones Lang LaSalle, Inc.*...............             38,507
        300  Keystone Property Trust.................              4,761
      1,334  Kilroy Realty Corp......................             35,685
        906  Kramont Realty Trust....................             14,487
      6,300  La Quinta Corp..........................             45,675
        567  LaSalle Hotel Properties................              8,930
      2,726  Lennar Corp.#...........................            166,831
      1,134  LNR Property Corp.......................             39,123
      1,859  MeriStar Hospitality Corp. REIT.........             28,350
        100  National Health Realty, Inc.............              1,870
        400  OMEGA Healthcare Investors, Inc.*.......              3,032
        354  Parkway Properties, Inc.................             12,879
        600  Price Legacy Corp.*.....................              2,310
     28,892  PS Business Parks, Inc..................          1,009,775
        200  RAIT Investment Trust...................              4,746

    The accompanying notes are an integral part of the financial statements.
                                                                              71

 Portfolio of Investments
  CitiStreet Funds, Inc. / Small Company Stock Fund / June 30, 2002 (Unaudited) (continued)


Shares                                                       Value
------------------------------------------------------------------------
        100  Ramco-Gershenson Properties Trust.......  $           2,015
      1,805  Realty Income Corp......................             66,641
      3,722  Rouse Co................................            122,826
      1,250  Senior Housing Properties Trust.........             19,625
      1,134  Trammell Crow Co.*......................             16,386
        900  U.S. Restaurant Properties, Inc.........             14,913
      2,159  Washington Real Estate Investment
             Trust...................................             62,395
        100  Wellsford Real Properties, Inc.*........              2,070
                                                       -----------------
                                                               2,388,244
                                                       -----------------
RESTAURANTS -- 0.9%
        413  AFC Enterprise, Inc.*...................             12,906
      2,692  Applebees International, Inc............             61,270
        100  Benihana, Inc.*.........................              1,850
      5,159  Brinker International, Inc.*............            163,798
        583  Buca, Inc.#.............................             11,106
     13,006  California Pizza Kitchen, Inc.*.........            322,549
      3,022  CBRL Group, Inc.........................             91,959
      1,447  CEC Entertainment, Inc.*................             59,761
        200  Champps Entertainment, Inc.*............              2,442
        200  Checkers Drive-In Restaurant*...........              2,376
      2,060  Cheesecake Factory (The)*...............             73,089
        700  CKE Restaurants, Inc.*..................              7,966
      9,085  Darden Restaurants, Inc.................            224,400
        200  Dave & Buster's, Inc.*..................              2,428
        992  IHOP Corp.*.............................             29,214
      2,001  Jack in the Box, Inc.*..................             63,632
      2,133  Krispy Kreme Doughnuts, Inc.#*..........             68,661


Shares                                                       Value
------------------------------------------------------------------------
      1,034  Landry's Seafood Restaurants............  $          26,377
        834  Lone Star Steakhouse & Saloon...........             19,674
        780  Luby's, Inc.*...........................              5,132
        838  O'Charleys, Inc.*.......................             21,201
      3,589  Outback Steakhouse, Inc.*...............            125,974
        908  P.F. Chang's China Bistro, Inc.#........             28,529
        780  Papa John's International, Inc.*........             26,044
      1,250  Rare Hospitality International, Inc.*...             33,650
      3,493  Ruby Tuesday, Inc.......................             67,764
      2,257  Ryan's Family Steak Houses, Inc.*.......             29,815
      1,753  Sonic Corp.*............................             55,062
        992  Steak n Shake Co. (The)*................             15,525
        354  Valhi, Inc..............................              5,533
     20,382  Wendy's International, Inc.(a)..........            811,815
                                                       -----------------
                                                               2,471,502
                                                       -----------------
RETAILERS -- 3.6%
        638  1-800-Flowers.Com, Inc.*................              7,120
      1,933  99 Cents Only Stores*...................             49,581
        100  A.C. Moore Arts & Crafts, Inc.*.........              4,735
      4,834  AdvancePCS*.............................            115,726
     41,888  American Eagle Outfitters, Inc.#........            885,512
      4,203  AutoZone, Inc.*.........................            324,892
      2,539  Barnes & Noble, Inc.*...................             67,106
      6,061  Big Lots, Inc...........................            119,280
      3,810  BJ's Wholesale Club, Inc.#..............            146,685
        100  Blair Corp..............................              2,558
      1,747  Blockbuster, Inc........................             46,994
        500  Bombay Co., Inc.*.......................              2,245


    The accompanying notes are an integral part of the financial statements.
72

 Portfolio of Investments
  CitiStreet Funds, Inc. / Small Company Stock Fund / June 30, 2002 (Unaudited) (continued)


Shares                                                       Value
------------------------------------------------------------------------
      4,373  Borders Group, Inc.*....................  $          80,463
        200  Brookstone, Inc.*.......................              3,548
        780  Burlington Coat Factory Warehouse.......             16,575
      2,272  Casey's General Stores, Inc.............             27,355
        850  Cash America International, Inc.........              7,820
      2,200  CDW Computer Centers, Inc.*.............            102,982
     10,100  Circuit City Stores, Inc................            189,375
        142  Coldwater Creek, Inc.*..................              3,465
      1,221  Cost Plus, Inc.*........................             37,338
      1,621  CSK Auto Corp.#.........................             22,597
      1,370  dELiA*s Corp. - Class A*................              6,987
      3,227  Dillard's, Inc..........................             84,838
      5,200  Dollar Tree Stores, Inc.#...............            204,932
        450  Duane Reade, Inc.*......................             15,323
        513  Electronics Boutique Holdings Corp.*....             15,031
        185  Envision Development Corp.*.............                  2
        567  Factory 2-U Stores, Inc.#...............              7,853
        200  Finlay Enterprises, Inc.*...............              3,294
      7,466  Foot Locker, Inc.*......................            107,884
        964  Fred's, Inc.............................             35,456
        700  Friedman's, Inc.........................              9,099
        100  Gaiam, Inc.*............................              1,464
        100  Galyans Trading Co., Inc.*..............              2,226
        100  Gamestop Corp.*.........................              2,099
        100  Gart Sports Co.*........................              2,849
        992  Guitar Center, Inc.*....................             18,402
        713  Hancock Fabrics, Inc....................             13,248
        709  Haverty Furniture Cos., Inc.............             14,003
        823  Hearst-Argyle Television, Inc.*.........             18,559
        364  Hibbet Sporting Goods, Inc.*............              9,246
      1,470  Hot Topic, Inc.#*.......................             39,264


Shares                                                       Value
------------------------------------------------------------------------
      1,559  Intertan, Inc.*.........................  $          17,383
        528  J. Jill Group, Inc.*....................             20,038
        100  Jo-Ann Stores*..........................              2,920
      1,972  Linens 'n Things, Inc.*.................             64,701
      1,676  Longs Drug Stores Corp..................             47,414
        100  Marinemax, Inc.*........................              1,295
        300  Marvel Enterprises, Inc.#...............              1,644
     21,934  Michaels Stores*........................            855,426
        491  Movado Group, Inc.......................             12,349
        450  Movie Gallery, Inc.*....................              9,504
      1,959  MSC Industrial Direct Co., Inc.*........             38,201
      6,330  Neiman-Marcus Group, Inc.*..............            219,651
      5,449  Nordstrom, Inc.#........................            123,420
     15,737  Office Depot, Inc.*.....................            264,382
      6,261  OfficeMax, Inc.*........................             36,877
      2,001  O'Reilly Automotive, Inc.*..............             55,148
        177  PC Connection, Inc.*....................                726
        200  Petco Animal Supplies, Inc.*............              4,982
    179,986  Petsmart, Inc.*.........................          2,870,777
      4,994  Pier 1 Imports, Inc.....................            104,874
        271  PriceSmart, Inc.*.......................             10,447
        200  Restoration Hardware, Inc.*.............              1,770
     21,018  Rite Aid Corp.*.........................             49,392
      6,179  Saks, Inc.*.............................             79,338
        921  School Specialty, Inc.*.................             24,462
        100  Sharper Image Corp.*....................              2,015
      6,624  Sherwin-Williams Co. (The)..............            198,256
        100  Shoe Carnival, Inc.*....................              2,134
      1,292  Shopko Stores, Inc.*....................             26,098
      1,630  Stamps.com, Inc.*.......................              7,221
      1,914  Stride Rite Corp........................             15,312
      1,063  Syncor International Corp.#.............             33,485
      2,739  Tech Data Corp.*........................            103,671
      1,817  The Men's Wearhouse, Inc.#..............             46,334

    The accompanying notes are an integral part of the financial statements.
                                                                              73

 Portfolio of Investments
  CitiStreet Funds, Inc. / Small Company Stock Fund / June 30, 2002 (Unaudited) (continued)


Shares                                                       Value
------------------------------------------------------------------------
     57,072  Trans World Entertainment Corp.#*.......  $         332,730
        425  Tuesday Morning Corp.*..................              7,888
      1,109  Tweeter Home Entertainment Group,
             Inc.*...................................             18,121
        454  Ultimate Electronics, Inc.*.............             11,763
      1,063  Value City Department Stores, Inc.*.....              2,976
      1,138  Wet Seal, Inc. - Class A*...............             27,653
        200  Whitehall Jewellers, Inc.*..............              4,150
      4,768  Williams-Sonoma, Inc.*..................            146,187
     18,859  Zale Corp.*.............................            683,639
                                                       -----------------
                                                               9,462,765
                                                       -----------------
TELEPHONE SYSTEMS -- 0.5%
     32,021  Adtran, Inc.#...........................            608,367
      1,225  Airgate PCS, Inc.#......................              1,225
      3,496  Alamosa Holdings, Inc.*.................              4,929
        749  Boston Communications Group, Inc.*......              6,022
        354  Centennial Communications Corp.*........                864
        596  Commonwealth Telephone Enterprises,
             Inc.*...................................             23,983
        283  D&E Communications, Inc.................              2,974
     81,700  Ditech Communications Corp.*............            232,028
    206,734  Dobson Communications Corp. - Class
             A*......................................            177,791
      2,201  General Communication*..................             14,681
        175  Globalscape*............................                 39
        500  Golden Telecom, Inc.*...................              8,800
        567  Hickory Tech Corp.......................              8,505
      1,118  Lightbridge, Inc.*......................              9,447
     27,000  McLeodUSA, Inc. - Class A...............                  0
      1,254  Net2Phone, Inc.#........................              5,355
        638  North Pittsburgh Systems................             10,265


Shares                                                       Value
------------------------------------------------------------------------
      1,984  RCN Corporation*........................  $           2,718
      7,000  Redback Networks, Inc.*.................             12,530
        100  Shenandoah Telecommunications Co........              5,372
        200  SureWest Communications.................             10,626
      1,901  Triton PCS Holdings, Inc.*..............              7,414
      1,500  US Unwired, Inc. - Class A*.............              4,200
        925  West Corp.*.............................             20,406
      3,222  Western Wireless Corp. - Class A#.......             10,310
      1,538  Wireless Facilities, Inc.*..............              7,536
      6,333  WorldCom, Inc. - MCI Group(b)...........              7,156
                                                       -----------------
                                                               1,203,543
                                                       -----------------
TEXTILES, CLOTHING &
 FABRICS -- 1.0%
        792  Albany International Corp...............             21,313
        850  Brown Shoe Company, Inc.................             23,885
      2,306  Coach, Inc.*............................            126,599
        625  Columbia Sportswear Co.*................             19,999
      1,701  Delta & Pine Land Co....................             34,190
        300  DHB Industries, Inc.*...................              1,215
      1,150  Footstar, Inc.*.........................             28,141
        143  Garan, Inc..............................              8,273
     21,621  Genesco, Inc.*..........................            526,471
        354  Guess?, Inc.*...........................              2,549
      1,984  Interface, Inc..........................             15,951
          1  Jones Apparel Group, Inc.*..............                 38
        612  K Swiss, Inc. - Class A.................             15,900
      1,121  Kellwood Co.............................             36,433
        283  Kenneth Cole Productions, Inc.*.........              8,023
      5,620  Liz Claiborne, Inc......................            178,716
        200  Maxwell Shoe Co., Inc. - Class A*.......              3,170
      1,134  Nautica Enterprises, Inc.*..............             14,731

    The accompanying notes are an integral part of the financial statements.
74

 Portfolio of Investments
  CitiStreet Funds, Inc. / Small Company Stock Fund / June 30, 2002 (Unaudited) (continued)


Shares                                                       Value
------------------------------------------------------------------------
     24,796  Osh Kosh B Gosh - Class A...............  $       1,078,376
        285  Oxford Industries, Inc..................              7,980
        567  Penn Engineering & Manufacturing
             Corp....................................              9,877
      1,421  Phillips-Van Heusen.....................             22,168
      2,810  Polo Ralph Lauren Corp.*................             62,944
        370  Quaker Fabric Corp.*....................              5,735
        992  Quiksilver, Inc.*.......................             24,602
      2,755  Reebok International Ltd.*..............             81,273
      1,559  Ruddick Corp............................             26,441
      1,063  Russell Corp............................             20,463
        938  Skechers USA, Inc.*.....................             20,270
        425  Steven Madden Ltd.*.....................              8,427
      1,050  Timberland Co.*.........................             37,611
        364  Tropical Sportswear International
             Corp.*..................................              8,077
      2,481  Unifi, Inc.*............................             27,043
      1,067  Vans, Inc.#.............................              8,665
      1,772  WestPoint Stevens, Inc.*................              6,858
      2,056  Wolverine World Wide....................             35,877
                                                       -----------------
                                                               2,558,284
                                                       -----------------
TRANSPORTATION -- 1.5%
        703  1st Source Corp.........................             17,378
      2,397  Airborne, Inc...........................             46,022
      2,243  Alexander & Baldwin, Inc................             57,869
        780  Arctic Cat, Inc.........................             13,563
      1,138  Arkansas Best Corp.*....................             28,996
      4,685  Brunswick Corp..........................            131,180
      3,327  C.H. Robinson Worldwide, Inc............            111,554
      2,597  CNF Transportation, Inc.................             98,634
        506  Covenant Transport, Inc.*...............             10,753
        500  Expedia, Inc.#*.........................             29,645
      4,862  Expeditors International Washington,
             Inc.....................................            161,224


Shares                                                       Value
------------------------------------------------------------------------
      1,917  Fleetwood Enterprises, Inc.#............  $          16,678
      1,117  Florida East Coast Industries...........             28,260
      1,234  FMC Corp.*..............................             37,230
        809  Forward Air Corp.*......................             26,519
      2,126  Gatx Corp.#.............................             63,993
        200  Genesee & Wyoming, Inc. - Class A*......              4,512
        264  Gulfmark Offshore, Inc.*................             10,932
      1,917  Hawaiian Electric Industries............             81,568
      1,256  Heartland Express, Inc.*................             30,056
        921  Hunt (JB) Transport Services, Inc.*.....             27,188
      3,300  Kansas City Southern Industries,
             Inc.*...................................             56,100
     38,363  Kirby Corp.*............................            937,975
        966  Knight Transportation, Inc.*............             22,402
        454  Landstar System, Inc.*..................             48,510
        549  Navigant International, Inc.*...........              8,493
        921  Offshore Logistics, Inc.*...............             22,003
      1,334  Overseas Shipholding Group..............             28,121
        100  P.A.M. Transportation Services, Inc.*...              2,402
      1,328  RailAmerica, Inc.*......................             14,369
        638  Roadway Express, Inc....................             22,923
      2,893  Ryder System............................             78,371
      3,136  Swift Transportation Co., Inc.*.........             73,069
        921  Trico Marine Services, Inc.*............              6,254
      2,472  Trinity Industries, Inc.#...............             51,220
        200  U.S. Xpress Enterprises, Inc.*..........              2,622
     24,834  USFreightways Corp......................            940,464
     37,517  WABTEC..................................            534,617
      2,140  Werner Enterprises, Inc.................             45,603

    The accompanying notes are an integral part of the financial statements.
                                                                              75

 Portfolio of Investments
  CitiStreet Funds, Inc. / Small Company Stock Fund / June 30, 2002 (Unaudited) (continued)


Shares                                                       Value
------------------------------------------------------------------------
        709  Winnebago Industries....................  $          31,196
      1,363  Yellow Corp.*...........................             44,161
                                                       -----------------
                                                               4,004,629
                                                       -----------------
WATER COMPANIES -- 0.1%
        744  American States Water Co................             19,716
      4,064  American Water Works, Inc...............            175,605
        709  California Water Service Group..........             17,867
        396  Connecticut Water Services, Inc.........             12,070
        396  Middlesex Water Co......................             10,403
      3,061  Philadelphia Suburban Corp..............             61,832
         71  SJW Corp................................              5,751
        200  Southwest Water Co......................              3,786
                                                       -----------------
                                                                 307,030
                                                       -----------------

                                                             245,807,243
TOTAL COMMON STOCKS
  (Cost $253,977,421)................................
                                                       -----------------
RIGHTS AND WARRANTS -- 0.0%
        876  Endo Pharmaceutical Holdings, Inc.*.....              6,132
        101  Focal Communications Corp.*.............                  0
        291  Magnum Hunter Resources*................                274

                                                                   6,406
TOTAL RIGHTS AND WARRANTS
  (Cost $7,770)......................................
                                                       -----------------


Principal
Amount
---------
SHORT-TERM INVESTMENTS -- 15.9%
Cash Equivalents -- 15.7%
$ 5,912,702  Fleet National Bank
             2.000%, 07/03/02(c).....................          5,912,702
  1,330,864  Merrill Lynch
             1.910%, 11/26/02(c).....................          1,330,864

Principal
Amount                                                       Value
------------------------------------------------------------------------
$12,346,915  Merrill Lynch
             2.040%, 07/01/02(c).....................  $      12,346,915
 13,682,108  Merrimac Cash Fund Premium Class
             0.000%,(c)..............................         13,682,108
  4,411,730  Morgan Stanley Dean Witter
             2.080%, 11/08/02(c).....................          4,411,730
  1,330,864  National City Bank
             1.820%, 01/23/03(c).....................          1,330,864
  2,661,730  U.S. Bank
             1.800%, 11/06/02(c).....................          2,661,730
                                                       -----------------
                                                              41,676,913
                                                       -----------------
U.S. Treasury Bills -- 0.2%
    550,000  U.S. Treasury Bill
             1.680%, 09/12/02(a).....................            548,075
                                                       -----------------

                                                              42,224,988
TOTAL SHORT-TERM INVESTMENTS
  (Cost $42,224,988).................................
                                                       -----------------

                                                             288,038,637
TOTAL INVESTMENTS -- 108.6%
  (Cost $296,210,179)
                                                             (22,868,328)
Other assets in excess of liabilities -- (8.6)%
                                                       -----------------
                                                       $     265,170,309
TOTAL NET ASSETS -- 100.0%
                                                       =================

NOTES TO THE PORTFOLIO OF INVESTMENTS:


ADR -- American Depositary Receipt
REIT -- Real Estate Investment Trust
*    Non-income producing security.
#    All or a portion of security out on loan.
(a) Security has been pledged to cover collateral requirements for open futures.
(b)  Security is fair valued.
(c)  Represents investments of security lending collateral (Note 2).

    The accompanying notes are an integral part of the financial statements.
76

 Portfolio of Investments
  CitiStreet Funds, Inc. / Large Company Stock Fund / June 30, 2002
  (Unaudited)



Shares                                                       Value
------------------------------------------------------------------------
COMMON STOCKS -- 98.4%
ADVERTISING -- 0.1%
      5,700  Interpublic Group of Cos., Inc. (The)...  $         141,132
      2,900  Omnicom Group, Inc......................            132,820
      1,700  TMP Worldwide, Inc.*#...................             36,550
                                                       -----------------
                                                                 310,502
                                                       -----------------
AEROSPACE & DEFENSE -- 2.0%
      1,600  B.F. Goodrich Co........................             43,712
     23,700  Boeing Co...............................          1,066,500
     15,300  General Dynamics Corp...................          1,627,155
     12,600  Honeywell International, Inc............            443,898
     47,300  Lockheed Martin Corp....................          3,287,350
     14,465  Northrop Grumman Corp.#.................          1,808,125
      6,000  Raytheon Co. - Class B..................            244,500
      2,200  Textron, Inc............................            103,180
      1,900  TRW, Inc................................            107,920
                                                       -----------------
                                                               8,732,340
                                                       -----------------
AIRLINES -- 0.6%
      2,200  AMR Corp.*..............................             37,092
     26,300  Continental Airlines, Inc. - Class
             B*#.....................................            415,014
      1,800  Delta Air Lines, Inc....................             36,000
     20,700  FedEx Corp..............................          1,105,380
     62,150  Southwest Airlines Co...................          1,004,344
                                                       -----------------
                                                               2,597,830
                                                       -----------------
APPAREL RETAILERS -- 1.1%
     13,300  Gap, Inc. (The)#........................            188,860
     38,300  Kohl's Corp.*...........................          2,684,064
      8,000  Limited, Inc. (The).....................            170,400
     44,000  Ross Stores, Inc........................          1,793,000
                                                       -----------------
                                                               4,836,324
                                                       -----------------


Shares                                                       Value
------------------------------------------------------------------------
AUTOMOTIVE -- 1.9%
      2,300  Dana Corp...............................  $          42,067
      8,600  Delphi Automotive Systems Corp..........            113,520
    104,453  Ford Motor Co...........................          1,671,248
     24,667  General Motors Corp.#...................          1,318,451
      2,600  Genuine Parts Co........................             90,662
      2,400  Goodyear Tire & Rubber Co. (The)#.......             44,904
     25,800  Harley-Davidson, Inc.#..................          1,322,766
     26,800  ITT Industries, Inc.....................          1,892,080
     17,900  Lear Corp.*.............................            827,875
        900  Navistar International Corp.............             28,800
      1,800  PACCAR, Inc.#...........................             79,902
      2,900  Rockwell International Corp.............             57,565
      8,800  SPX Corp.*..............................          1,034,000
      2,186  Visteon Corp............................             31,041
                                                       -----------------
                                                               8,554,881
                                                       -----------------
BANKING -- 10.6%
     20,600  American Express Co.....................            748,192
      5,800  AmSouth Bancorp.........................            129,804
     83,300  Bank of America Corp....................          5,860,988
     63,200  Bank of New York Co., Inc. (The)........          2,133,000
     49,000  Bank One Corp...........................          1,885,520
     36,400  Banknorth Group, Inc....................            947,128
      7,500  BB&T Corp...............................            289,500
      3,300  Capital One Financial Corp..............            201,465
      3,350  Charter One Financial, Inc..............            115,173
      2,700  Comerica, Inc...........................            165,780
     11,380  Commerce Bancshares, Inc................            503,451
     30,100  Federal Home Loan Mortgage Corp.........          1,842,120
     30,691  Fifth Third Bancorp.....................          2,045,555
      1,900  First Tennessee National Corp...........             72,770

    The accompanying notes are an integral part of the financial statements.
                                                                              77

 Portfolio of Investments
  CitiStreet Funds, Inc. / Large Company Stock Fund / June 30, 2002 (Unaudited) (continued)


Shares                                                       Value
------------------------------------------------------------------------
     16,044  FleetBoston Financial Corp..............  $         519,023
     46,000  Golden West Financial Corp..............          3,163,880
     40,800  Hibernia Corp...........................            807,432
     28,300  Household International, Inc............          1,406,510
      3,760  Huntington Bancshares, Inc..............             73,019
     38,250  J.P. Morgan Chase & Co..................          1,297,440
     76,100  KeyCorp.................................          2,077,530
      3,200  Marshall & Ilsley Corp..................             97,344
     45,500  MBNA Corp...............................          1,504,685
      6,800  Mellon Financial Corp...................            213,724
      9,300  National City Corp......................            309,225
      3,500  Northern Trust Corp.....................            154,210
      2,200  Nvidia Corp.#...........................             37,796
     62,500  PNC Financial Services..................          3,267,500
      4,000  Providian Financial Corp................             23,520
      3,500  Regions Financial Corp..................            123,025
      5,200  SouthTrust Corp.........................            135,824
      5,100  State Street Corp.(a)...................            227,970
      4,400  SunTrust Banks, Inc.....................            297,968
      4,500  Synovus Financial Corp..................            123,840
     73,017  U.S. Bancorp............................          1,704,947
      3,150  Union Planters Corp.....................            101,965
     57,800  Unionbancal Corp........................          2,707,930
    142,200  Wachovia Corp...........................          5,429,196
     15,050  Washington Mutual, Inc..................            558,505
     64,200  Wells Fargo Co..........................          3,213,852
      1,500  Zions Bancorporation....................             78,150
                                                       -----------------
                                                              46,596,456
                                                       -----------------
BEVERAGES, FOOD & TOBACCO -- 6.0%
        600  Adolph Coors Co.........................             37,380
     41,900  Anheuser-Busch Co., Inc.................          2,095,000
     10,045  Archer-Daniels-Midland Co...............            128,476
      1,000  Brown-Forman Corp.......................             69,040
      6,300  Campbell Soup Co........................            174,258
     66,100  Coca-Cola Co. (The).....................          3,701,600


Shares                                                       Value
------------------------------------------------------------------------
      6,800  Coca-Cola Enterprises, Inc..............  $         150,144
      8,200  Conagra, Inc............................            226,730
     43,300  General Mills, Inc......................          1,908,664
      5,400  H.J. Heinz Co...........................            221,940
      2,000  Hercules, Inc.*.........................             23,840
      2,100  Hershey Foods Corp......................            132,006
      6,300  Kellogg Co..............................            225,918
     27,500  Kraft Foods, Inc........................          1,126,125
      5,400  Loews Corp. - Carolina Group............            146,070
     63,600  Pepsi Bottling Group, Inc...............          1,958,880
    106,480  Pepsico, Inc............................          5,132,336
    143,500  Philip Morris Co., Inc..................          6,268,080
      3,000  RJ Reynolds Tobacco Holdings, Inc.......            161,250
     44,500  Safeway, Inc.*..........................          1,298,955
     11,959  Sara Lee Corp...........................            246,834
      2,000  SUPERVALU, Inc..........................             49,060
     10,100  SYSCO Corp..............................            274,922
      8,800  Unilever NV.............................            570,240
      2,500  UST, Inc................................             85,000
      3,400  William Wrigley Jr. Co.#................            188,190
                                                       -----------------
                                                              26,600,938
                                                       -----------------
BUILDING MATERIALS -- 1.4%
     86,300  Home Depot, Inc. (The)..................          3,169,799
     60,300  Lowe's Companies, Inc...................          2,737,620
      1,500  Vulcan Materials Co.....................             65,370
                                                       -----------------
                                                               5,972,789
                                                       -----------------
CHEMICALS -- 1.9%
      3,500  Air Products & Chemicals, Inc...........            176,645
      1,700  Avery Dennison Corp.....................            106,675
      1,300  Cooper Tire & Rubber Co.................             26,715
     52,138  Dow Chemical Co. (The)..................          1,792,504
     51,500  Du Pont (E.I.) De Nemours & Co..........          2,286,600

    The accompanying notes are an integral part of the financial statements.
78

 Portfolio of Investments
  CitiStreet Funds, Inc. / Large Company Stock Fund / June 30, 2002 (Unaudited) (continued)


Shares                                                       Value
------------------------------------------------------------------------
      1,200  Eastman Chemical Co.....................  $          56,280
        900  Great Lakes Chemical Corp.#.............             23,895
      1,400  International Flavors & Fragrances,
             Inc.....................................             45,486
     93,700  Pharmacia Corp..........................          3,509,065
      2,600  PPG Industries, Inc.....................            160,940
      2,500  Praxair, Inc............................            142,425
      1,300  Sealed Air Corp.#.......................             52,351
      1,000  Tupperware Corp.........................             20,790
                                                       -----------------
                                                               8,400,371
                                                       -----------------
COMMERCIAL SERVICES -- 1.7%
      2,800  Allied Waste Industries, Inc.*..........             27,188
      2,600  Apollo Group, Inc.*.....................            102,492
     40,800  ARAMARK Corp. - Class B*................          1,017,960
    127,700  Cendant Corp.*..........................          2,027,876
      2,600  Cintas Corp.#...........................            128,518
      7,700  Concord EFS, Inc.*......................            232,078
      2,200  Equifax, Inc............................             59,400
      1,200  Flour Corp..............................             46,740
      2,900  H&R Block, Inc..........................            133,835
     56,800  Halliburton Co..........................            905,392
      7,900  Idec Pharmaceuticals Corp.#.............            280,055
     63,700  KPMG Consulting, Inc.*..................            946,582
      2,300  Moody's Corp............................            114,425
      5,800  Paychex, Inc............................            181,482
      1,900  PerkinElmer, Inc........................             20,995
      1,600  Quintiles Transnational Corp.*..........             19,984
      1,800  R.R. Donnelley & Sons Co................             49,590
      2,600  Robert Half International, Inc.*........             60,580
     45,300  Waste Management, Inc...................          1,180,065
      1,900  Waters Corp.*...........................             50,730
                                                       -----------------
                                                               7,585,967
                                                       -----------------


Shares                                                       Value
------------------------------------------------------------------------
COMMUNICATIONS -- 0.7%
     12,200  ADC Telecommunications, Inc.*...........  $          27,938
      1,300  Andrew Corp.#...........................             19,396
      4,341  Avaya, Inc.*............................             21,488
      4,900  CIENA Corp.*............................             20,531
      2,800  Comverse Technology, Inc.*..............             25,928
     58,800  EchoStar Communications Corp.#..........          1,091,328
     53,300  Lucent Technologies, Inc.*..............             88,478
     33,000  Network Appliance, Inc.*................            410,520
     12,600  Nextel Communications, Inc.*............             40,446
     61,100  Nortel Networks Corp.*..................             88,595
     37,800  Qualcomm, Inc.*.........................          1,039,122
      2,500  Scientific-Atlanta, Inc.#...............             41,125
      6,300  Tellabs, Inc.*..........................             39,060
                                                       -----------------
                                                               2,953,955
                                                       -----------------
COMPUTER HARDWARE -- 0.0%
      1,600  NCR Corp.*..............................             55,760
      1,300  Tektronix, Inc.*........................             24,323
                                                       -----------------
                                                                  80,083
                                                       -----------------
COMPUTER SERVICES -- 0.0%
      2,900  Fiserv, Inc.*...........................            106,459
                                                       -----------------
COMPUTER SOFTWARE -- 0.2%
      8,900  Electronic Arts, Inc.*..................            587,845
      3,200  Intuit, Inc.*...........................            159,104
      1,300  Mercury Interactive Corp.#..............             29,848
      4,700  Novell, Inc.*...........................             15,087
                                                       -----------------
                                                                 791,884
                                                       -----------------
COMPUTER SOFTWARE & PROCESSING -- 4.6%
      3,700  Adobe Systems, Inc......................            105,450
     99,050  AOL Time Warner, Inc.*..................          1,457,026
      1,800  Autodesk, Inc.#.........................             23,850

    The accompanying notes are an integral part of the financial statements.
                                                                              79

 Portfolio of Investments
  CitiStreet Funds, Inc. / Large Company Stock Fund / June 30, 2002 (Unaudited) (continued)



Shares                                                       Value
------------------------------------------------------------------------
     39,500  Automatic Data Processing, Inc..........  $       1,720,225
      3,700  BMC Software, Inc.*.....................             61,420
      2,700  Citrix Systems, Inc.*#..................             16,308
      8,800  Computer Associates International,
             Inc.....................................            139,832
      2,700  Computer Sciences Corp.#................            129,060
      5,900  Compuware Corp.#........................             35,813
      1,100  Deluxe Corp.............................             42,779
      7,300  Electronic Data Systems Corp............            271,195
     11,800  First Data Corp.........................            444,388
      4,600  IMS Health, Inc.........................             82,570
    242,130  Microsoft Corp.*........................         13,244,511
    179,300  Oracle Corp.*...........................          1,697,971
      3,800  Parametric Technology Corp.*............             13,034
     21,400  PeopleSoft, Inc.*.......................            318,432
      2,900  Rational Software Corp.*................             23,809
      7,200  Siebel Systems, Inc.*...................            102,384
     50,100  Sun Microsystems, Inc.*.................            251,001
      4,900  Unisys Corp.*...........................             44,100
      6,100  VERITAS Software Corp.*.................            120,719
      9,400  Yahoo!, Inc.*...........................            138,744
                                                       -----------------
                                                              20,484,621
                                                       -----------------
COMPUTERS & INFORMATION -- 3.8%
      5,500  Apple Computer, Inc.*...................             97,460
    308,400  Cisco Systems, Inc.*....................          4,302,180
    104,300  Dell Computer Corp.*....................          2,726,402
    111,200  EMC Corp.*..............................            839,560
      5,200  Gateway, Inc.*..........................             23,088
    158,187  Hewlett Packard Co......................          2,417,097
     60,100  IBM Corp................................          4,327,200
     20,200  International Game Technology*..........          1,145,340
      3,000  Jabil Circuit, Inc.#....................             63,330


Shares                                                       Value
------------------------------------------------------------------------
      2,000  Lexmark International Group, Inc.*......  $         108,800
      9,842  Palm, Inc.*.............................             17,322
     12,600  Pitney Bowes, Inc.......................            500,472
     12,500  Solectron Corp.#........................             76,875
      3,550  Symbol Technologies, Inc................             30,175
                                                       -----------------
                                                              16,675,301
                                                       -----------------
CONTAINERS & PACKAGING -- 0.0%
        800  Ball Corp...............................             33,184
                                                       -----------------
COSMETICS & PERSONAL CARE -- 2.0%
     12,400  Alberto-Culver Co.......................            592,720
      3,700  Avon Products, Inc......................            193,288
      3,500  Clorox Co. (The)........................            144,725
     35,900  Colgate-Palmolive Co....................          1,796,795
      1,900  Ecolab, Inc.............................             87,837
     16,300  Gillette Co. (The)......................            552,081
     59,700  Procter & Gamble Co. (The)..............          5,331,210
                                                       -----------------
                                                               8,698,656
                                                       -----------------
ELECTRIC UTILITIES -- 3.3%
      8,200  AES Corp. (The)*........................             44,444
      1,800  Allegheny Energy, Inc...................             46,350
      2,100  Ameren Corp.............................             90,321
     24,900  American Electric Power Co.#............            996,498
      6,200  Calpine Corp.#..........................             43,586
     33,200  Cinergy Corp............................          1,194,868
      4,300  Citizens Communications Co.*#...........             35,948
      2,000  CMS Energy Corp.#.......................             21,960
      3,300  Consolidated Edison, Inc................            137,775
      2,500  Constellation Energy Group..............             73,350
      4,300  Dominion Resources, Inc.................            283,714
      2,600  DTE Energy Co...........................            116,064
     12,700  Duke Energy Corp........................            394,970
     63,300  Edison International*...................          1,076,100

    The accompanying notes are an integral part of the financial statements.
80

 Portfolio of Investments
  CitiStreet Funds, Inc. / Large Company Stock Fund / June 30, 2002 (Unaudited) (continued)


Shares                                                       Value
------------------------------------------------------------------------
      3,300  Entergy Corp............................  $         140,052
     62,387  Exelon Corp.............................          3,262,840
     36,993  FirstEnergy Corp........................          1,234,826
     46,600  FPL Group, Inc..........................          2,795,534
      2,100  KeySpan Corp.#..........................             79,065
      6,459  Mirant Corp.*...........................             47,151
      3,184  NiSource, Inc...........................             69,507
      6,000  PG&E Corp.*.............................            107,340
     28,600  Pinnacle West Capital Corp..............          1,129,700
      2,300  PPL Corp................................             76,084
      3,358  Progress Energy, Inc....................            174,650
      3,100  Public Service Enterprise Group, Inc....            134,230
      4,500  Reliant Energy, Inc.....................             76,050
      3,200  Sempra Energy...........................             70,816
     10,600  Southern Co. (The)#.....................            290,440
      2,100  Teco Energy, Inc.#......................             51,450
      4,000  TXU Corp.#..............................            205,600
      6,260  Xcel Energy, Inc........................            104,980
                                                       -----------------
                                                              14,606,263
                                                       -----------------
ELECTRICAL EQUIPMENT -- 2.6%
      3,200  American Power Conversion Corp.*........             40,416
      1,100  Eaton Corp.#............................             80,025
      6,500  Emerson Electric Co.....................            347,815
    379,000  General Electric Co.....................         11,009,950
      1,000  Thomas & Betts Corp.*...................             18,600
                                                       -----------------
                                                              11,496,806
                                                       -----------------
ELECTRONICS -- 4.3%
      5,000  Advanced Micro Devices, Inc.*...........             48,600
      5,900  Altera Corp.*...........................             80,240
      5,600  Analog Devices, Inc.*...................            166,320
      4,500  Applied Micro Circuits Corp.*...........             21,285
     33,100  Broadcom Corp.#.........................            580,574


Shares                                                       Value
------------------------------------------------------------------------
     26,900  Celestica, Inc.*........................  $         610,899
     28,500  Integrated Device Technology, Inc.*.....            516,990
    336,800  Intel Corp..............................          6,153,336
     20,300  JDS Uniphase Corp.*.....................             54,201
     25,400  KLA-Tencor Corp.*#......................          1,117,346
     36,300  Linear Technology Corp..................          1,140,909
      5,600  LSI Logic Corp.*........................             49,000
     41,300  Marvell Technology Group Ltd.*#.........            821,457
     30,500  Maxim Intergrated Products, Inc.*.......          1,169,065
     42,300  Micron Technology, Inc.*................            855,306
      2,900  Molex, Inc.#............................             97,237
    126,000  Motorola, Inc...........................          1,816,920
     23,300  National Semiconductor Corp.*...........            679,661
     17,900  Novellus System, Inc.#..................            608,600
      2,400  PMC-Sierra, Inc.#.......................             22,248
      1,000  Power-One, Inc.*........................              6,220
     26,800  QLogic Corp.*...........................          1,021,080
      2,800  Rockwell Collins........................             76,776
      8,000  Sanmina Corp.*..........................             50,480
      2,800  Teradyne, Inc.*.........................             65,800
     26,700  Texas Instruments, Inc..................            632,790
      2,900  Vitesse Semiconductor Corp.*............              9,019
     66,600  Xerox Corp.#............................            464,202
      5,100  Xilinx, Inc.*...........................            114,393
                                                       -----------------
                                                              19,050,954
                                                       -----------------
ENTERTAINMENT & LEISURE -- 0.4%
      8,900  Carnival Corp. - Class A................            246,441
     20,700  Eastman Kodak Co.#......................            603,819
      1,700  Harrah's Entertainment, Inc.*...........             75,395
      2,600  Hasbro, Inc.............................             35,256

    The accompanying notes are an integral part of the financial statements.
                                                                              81

 Portfolio of Investments
  CitiStreet Funds, Inc. / Large Company Stock Fund / June 30, 2002 (Unaudited) (continued)


Shares                                                       Value
------------------------------------------------------------------------
      6,600  Mattel, Inc.............................  $         138,666
     31,400  Walt Disney Co. (The)...................            593,460
                                                       -----------------
                                                               1,693,037
                                                       -----------------
FINANCIAL SERVICES -- 5.7%
     11,400  Apartment Investment & Management
             Co.#....................................            560,880
      1,500  Bear Stearns Companies., Inc. (The).....             91,575
     12,000  Certegy, Inc.*..........................            445,080
     21,400  Charles Schwab Corp. (The)..............            239,680
     78,939  Citigroup, Inc..........................          3,058,886
      1,800  Countrywide Credit Industries, Inc......             86,850
     36,200  Federal National Mortgage Association...          2,669,750
      4,000  Franklin Resources, Inc.................            170,560
     18,400  General Growth Properties...............            938,400
     71,500  Goldman Sachs Group LP..................          5,244,525
      4,600  John Hancock Financial Services, Inc....            161,920
     30,250  Kimco Realty Corp.......................          1,013,073
      3,800  Lehman Brothers Holding, Inc............            237,576
    167,100  Merrill Lynch & Co......................          6,767,550
     68,200  Morgan Stanley, Dean Witter and Co......          2,938,056
      2,800  Plum Creek Timber Co., Inc..............             85,680
      2,600  Simon Property Group, Inc...............             95,810
      2,400  SLM Corp.#..............................            232,560
      1,800  T Rowe Price Group, Inc.................             59,184
                                                       -----------------
                                                              25,097,595
                                                       -----------------
FOOD RETAILERS -- 0.5%
      6,300  Albertsons, Inc.#.......................            191,898
     12,500  Kroger Co. (The)*.......................            248,750


Shares                                                       Value
------------------------------------------------------------------------
     60,900  Starbucks Corp.*........................  $       1,513,365
      2,000  Winn-Dixie Stores, Inc.#................             31,180
                                                       -----------------
                                                               1,985,193
                                                       -----------------
FOREST PRODUCTS & PAPER -- 1.0%
        800  Bemis Co., Inc..........................             38,000
        900  Boise Cascade Corp......................             31,077
     22,400  Bowater, Inc............................          1,217,888
      3,461  Georgia-Pacific Group...................             85,071
      7,394  International Paper Co..................            322,231
     21,500  Kimberly-Clark Corp.....................          1,333,000
      2,000  Louisiana-Pacific Corp..................             21,160
      2,952  MeadWestvaco Corp.......................             99,069
      2,400  Pactiv Corp.*...........................             56,880
     22,100  Smurfit-Stone Container Corp.#..........            340,782
        700  Temple-Inland, Inc......................             40,502
     10,000  Weyerhaeuser Co.#.......................            638,500
                                                       -----------------
                                                               4,224,160
                                                       -----------------
HEALTH CARE PROVIDERS -- 1.3%
     68,200  HCA - The Healthcare Corp...............          3,239,500
     43,700  Health Management Associates, Inc. -
             Class A#................................            880,555
      6,300  HEALTHSOUTH Corp.*......................             80,577
     29,800  Laboratory Corp. of America Holdings*...          1,360,370
      1,500  Manor Care, Inc.*.......................             34,500
      5,000  Tenet Healthcare Corp.*.................            357,750
                                                       -----------------
                                                               5,953,252
                                                       -----------------
HEAVY CONSTRUCTION -- 0.0%
        900  Centex Corp.............................             52,011
        600  McDermott International, Inc.*..........              4,860
                                                       -----------------
                                                                  56,871
                                                       -----------------

     The accompanying notes are an integral part of the financial statements.
82

 Portfolio of Investments
  CitiStreet Funds, Inc. / Large Company Stock Fund / June 30, 2002 (Unaudited) (continued)


Shares                                                       Value
------------------------------------------------------------------------
HEAVY MACHINERY -- 1.1%
      1,100  American Standard Cos.*.................  $          82,610
     80,600  Applied Materials, Inc.*................          1,533,012
      5,300  Baker Hughes, Inc.......................            176,437
      1,300  Black & Decker Corp. (The)..............             62,660
     19,600  Caterpillar, Inc........................            959,420
        700  Cummins Engine Co., Inc.#...............             23,170
      3,600  Deere & Co.#............................            172,440
      3,000  Dover Corp..............................            105,000
      2,500  Ingersoll-Rand Co.......................            114,150
      1,700  Pall Corp...............................             35,275
      1,800  Parker-Hannifin Corp....................             86,022
      1,400  Stanley Works (The).....................             57,414
     19,800  United Technologies Corp................          1,344,420
      1,500  W.W. Grainger, Inc......................             75,150
                                                       -----------------
                                                               4,827,180
                                                       -----------------
HOME CONSTRUCTION, FURNISHINGS & APPLIANCES -- 0.1%
      1,300  Johnson Controls, Inc...................            106,093
        800  KB Home.................................             41,208
      3,100  Leggett & Platt, Inc....................             72,540
      1,200  Maytag Corp.............................             51,180
      4,200  Newell Rubbermaid, Inc..................            147,252
        900  Pulte Corp..............................             51,732
      1,100  Whirlpool Corp..........................             71,896
                                                       -----------------
                                                                 541,901
                                                       -----------------
HOUSEHOLD PRODUCTS -- 0.5%
     14,100  Corning, Inc.*..........................             50,055
      2,200  Fortune Brands, Inc.....................            123,068
      4,700  Illinois Tool Works, Inc................            323,924
     44,200  Rohm & Haas Co..........................          1,789,658
      1,000  Snap-On, Inc............................             29,970
                                                       -----------------
                                                               2,316,675
                                                       -----------------


Shares                                                       Value
------------------------------------------------------------------------
INDUSTRIAL - DIVERSIFIED -- 0.1%
      2,700  Convergys Corp.#........................  $          52,596
      1,400  Cooper Industries Ltd...................             55,020
      1,200  Phelps Dodge Corp.......................             49,440
     30,735  Tyco International Ltd..................            415,230
                                                       -----------------
                                                                 572,286
                                                       -----------------
INSURANCE -- 5.7%
      3,900  ACE Ltd.................................            123,240
      2,300  Aetna, Inc.#............................            110,331
      8,000  AFLAC, Inc..............................            256,000
     11,100  Allstate Corp...........................            410,478
     28,600  AMBAC Financial Group, Inc..............          1,927,640
    136,295  American International Group, Inc.......          9,299,408
      4,800  Anthem, Inc.#...........................            322,656
      4,100  AON Corp................................            120,868
      2,600  Chubb Corp..............................            184,080
      2,200  Cigna Corp..............................            214,324
      2,500  Cincinnati Financial Corp...............            116,325
      4,400  Conseco, Inc.*#.........................              8,800
      3,700  Hartford Financial Services Group, Inc.
             (The)...................................            220,039
      2,600  Humana, Inc.*...........................             40,638
      2,300  Jefferson-Pilot Corp....................            108,606
      3,000  Lincoln National Corp...................            126,000
      3,000  Loews Corp..............................            161,100
      4,200  Marsh & McLennan Cos., Inc..............            405,720
     66,900  MBIA, Inc...............................          3,781,857
     11,200  Metlife, Inc............................            322,560
      1,700  MGIC Investment Corp....................            115,260
      3,300  Progressive Corp. (The).................            190,905
      2,000  SAFECO Corp.............................             61,780
      3,300  St. Paul Cos., Inc. (The)...............            128,436
      3,500  Stillwell Financial, Inc................             63,700

    The accompanying notes are an integral part of the financial statements.
                                                                              83

 Portfolio of Investments
  CitiStreet Funds, Inc. / Large Company Stock Fund / June 30, 2002 (Unaudited) (continued)


Shares                                                       Value
------------------------------------------------------------------------
      1,800  Torchmark Corp..........................  $          68,760
      9,200  Trigon Healthcare, Inc.*................            925,336
     26,100  UnitedHealth Group, Inc.................          2,389,455
      3,800  UnumProvident Corp......................             96,710
     17,500  Wellpoint Health Networks, Inc.#........          1,361,675
     16,700  Xl Capital Limited - Class A............          1,414,490
                                                       -----------------
                                                              25,077,177
                                                       -----------------
LODGING -- 0.2%
      5,500  Hilton Hotels Corp......................             76,450
      3,700  Marriott International, Inc.............            140,785
     15,800  MGM Grand, Inc.#........................            533,250
      3,100  Starwood Hotels & Resorts Worldwide,
             Inc.....................................            101,959
                                                       -----------------
                                                                 852,444
                                                       -----------------
MEDIA - BROADCASTING & PUBLISHING -- 3.2%
      1,200  American Greetings Corp.#...............             19,992
     57,118  Clear Channel Communications, Inc.*.....          1,828,918
     66,200  Comcast Corp.#..........................          1,578,208
      1,300  Dow Jones & Co., Inc....................             62,985
     47,300  Fox Entertainment Group, Inc., - Class
             A#......................................          1,028,775
     17,700  Gannett Co., Inc........................          1,343,430
      1,300  Knight-Ridder, Inc......................             81,835
    226,100  Liberty Media Corp. - Class A*..........          2,261,000
      3,000  McGraw-Hill Cos., Inc. (The)............            179,100
        800  Meredith Corp...........................             30,680
      2,400  New York Times Co. (The) - Class A......            123,600
     14,100  Scripps Co. (E.W.)......................          1,085,700
      4,520  Tribune Co..............................            196,620
      3,600  Univision Communications, Inc.*#........            113,040


Shares                                                       Value
------------------------------------------------------------------------
     40,700  USA Networks, Inc.#.....................  $         954,415
     76,500  Viacom, Inc. - Class B*.................          3,394,305
                                                       -----------------
                                                              14,282,603
                                                       -----------------
MEDICAL SUPPLIES -- 3.4%
      5,766  Agilent Technologies, Inc.*.............            137,692
     17,300  Allergan, Inc...........................          1,154,775
      3,200  Applera Corp. - Applied Biosystems
             Group...................................             62,368
        800  Bausch & Lomb, Inc.#....................             27,080
     39,100  Baxter International, Inc...............          1,737,604
     15,500  Becton, Dickinson & Co..................            533,975
      4,100  Biomet, Inc.............................            111,192
      6,100  Boston Scientific Corp.*................            178,852
        800  C.R. Bard, Inc..........................             45,264
     10,700  Cymer, Inc.#............................            374,928
      2,400  Danaher Corp.#..........................            159,240
      4,700  Guidant Corp.*..........................            142,081
     13,100  Invitrogen Corp.#.......................            419,331
    126,238  Johnson & Johnson.......................          6,597,198
     57,400  Medtronic, Inc..........................          2,459,590
        700  Millipore Corp..........................             22,386
      1,300  St. Jude Medical, Inc.*.................             96,122
      3,000  Stryker Corp............................            160,530
     32,600  Thermo Electron Corp.*..................            537,900
      2,840  Zimmer Holdings, Inc.*..................            101,274
                                                       -----------------
                                                              15,059,382
                                                       -----------------
METALS -- 1.1%
      4,900  Alcan Aluminium Ltd.....................            183,848
     57,000  Alcoa, Inc..............................          1,889,550
      1,400  Allegheny Technologies, Inc.#...........             22,190
      8,420  Barrick Gold Corp.#.....................            159,896
      1,000  Crane Co................................             25,360
      2,100  Engelhard Corp..........................             59,472

    The accompanying notes are an integral part of the financial statements.
84

 Portfolio of Investments
  CitiStreet Funds, Inc. / Large Company Stock Fund / June 30, 2002 (Unaudited) (continued)


Shares                                                       Value
------------------------------------------------------------------------
      2,300  Freeport-McMoRan Copper & Gold, Inc.#...  $          41,055
      2,800  Inco Ltd.*..............................             63,476
     72,000  Masco Corp.#............................          1,951,920
      6,100  Newmont Mining Corp.#...................            160,613
      1,200  Nucor Corp..............................             78,048
      4,900  Placer Dome, Inc........................             54,929
      1,500  United States Steel Corp................             29,835
      1,600  Worthington Industries, Inc.............             28,960
                                                       -----------------
                                                               4,749,152
                                                       -----------------
OFFICE EQUIPMENT -- 0.2%
      6,000  3M Co...................................            738,000
                                                       -----------------
OIL & GAS -- 6.8%
     24,900  Amerada Hess Corp.......................          2,054,250
      3,837  Anadarko Petroleum Corp.................            189,164
      2,200  Apache Corp.............................            126,456
      1,000  Ashland, Inc............................             40,500
      3,100  Burlington Resources, Inc...............            117,800
     47,783  ChevronTexaco Corp......................          4,228,796
     31,300  Conoco, Inc.............................            870,140
      5,600  Dynegy, Inc.............................             40,320
     32,521  El Paso Energy Corp.....................            670,258
     27,700  EOG Resources, Inc.#....................          1,099,690
    317,100  Exxon Mobil Corp........................         12,975,732
     22,400  GlobalSantaFe Corp......................            612,640
      1,800  Kinder Morgan, Inc.#....................             68,436
      4,800  Marathon Oil Corp.......................            130,176
      2,100  Nabor Industries Ltd.*..................             73,815
     20,800  Noble Corp.*............................            802,880
      5,700  Occidental Petroleum Corp...............            170,943
      5,860  Phillips Petroleum Co...................            345,037
     32,600  Royal Dutch Petroleum Co................          1,801,802
      8,800  Schlumberger Ltd........................            409,200
     17,400  Sunoco, Inc.............................            619,962
     30,300  TotalFinaElf SA#........................          2,451,270


Shares                                                       Value
------------------------------------------------------------------------
      3,700  Unocal Corp.............................  $         136,678
      7,800  Williams Cos., Inc. (The)...............             46,722
                                                       -----------------
                                                              30,082,667
                                                       -----------------
OIL & GAS DISTRIBUTION -- 0.0%
        700  NICOR, Inc..............................             32,025
        600  Peoples Energy Corp.....................             21,954
                                                       -----------------
                                                                  53,979
                                                       -----------------
OIL & GAS EXPLORATION -- 0.0%
      2,400  Devon Energy Corp.#.....................            118,272
      1,600  Kerr-McGee Corp.........................             85,680
                                                       -----------------
                                                                 203,952
                                                       -----------------
OIL & GAS FIELD SERVICES -- 0.4%
     28,500  BJ Services Co.*........................            965,580
     28,900  Rowan Co., Inc..........................            619,905
      4,800  Transocean Sedco Forex, Inc.............            149,520
                                                       -----------------
                                                               1,735,005
                                                       -----------------
PHARMACEUTICALS -- 8.6%
     73,400  Abbott Laboratories.....................          2,763,510
      1,566  AmerisourceBergen Corp.#................            119,016
     81,940  Amgen, Inc.*............................          3,431,647
     13,500  Andrx Group*............................            364,095
     15,000  Barr Laboratories, Inc.#................            952,950
      2,300  Biogen, Inc.*...........................             95,289
     29,800  Bristol Myers Squibb Co.................            765,860
     18,250  Cardinal Health, Inc.#..................          1,120,733
      2,900  Chiron Corp.*...........................            102,515
     67,200  Eli Lilly & Co..........................          3,790,080
     23,513  Enzon, Inc.#............................            590,647
      2,700  Forest Laboratories, Inc.*..............            191,160
      3,200  Genzyme Corp.*..........................             61,568
      8,300  Immunex Corp.*..........................            185,422
     35,666  King Pharmaceuticals, Inc.*.............            793,569
     52,700  McKesson HBOC, Inc......................          1,723,290

    The accompanying notes are an integral part of the financial statements.
                                                                              85

 Portfolio of Investments
  CitiStreet Funds, Inc. / Large Company Stock Fund / June 30, 2002 (Unaudited) (continued)

Shares                                                       Value
------------------------------------------------------------------------
     34,300  MedImmune, Inc.*........................  $         905,520
     55,800  Merck & Co., Inc........................          2,825,712
    317,377  Pfizer, Inc.............................         11,108,195
     77,200  Schering Plough Corp....................          1,899,120
      1,100  Sigma-Aldrich Corp......................             55,165
      1,500  Watson Pharmaceutical, Inc.*............             37,905
     75,400  Wyeth...................................          3,860,480
                                                       -----------------
                                                              37,743,448
                                                       -----------------
REAL ESTATE -- 0.1%
      6,300  Equity Office Properties................            189,630
      4,100  Equity Residential Properties Trust.....            117,875
                                                       -----------------
                                                                 307,505
                                                       -----------------
RESTAURANTS -- 0.8%
      2,550  Darden Restaurants, Inc.................             62,985
     91,600  McDonald's Corp.........................          2,606,020
      1,600  Wendy's International, Inc..............             63,728
     26,800  Yum! Brands, Inc.*......................            783,900
                                                       -----------------
                                                               3,516,633
                                                       -----------------
RETAILERS -- 4.2%
      1,700  AutoZone, Inc.*.........................            131,410
     42,000  Bed Bath & Beyond, Inc.*................          1,585,080
      4,800  Best Buy Co., Inc.*.....................            174,240
      2,000  Big Lots, Inc...........................             39,360
     54,000  Circuit City Stores, Inc................          1,012,500
      7,000  Costco Wholesale Corp.*.................            270,340
      6,100  CVS Corp................................            186,660
     20,800  Dillard's, Inc..........................            546,832
      5,050  Dollar General Corp.....................             96,102
      2,500  Family Dollar Stores....................             88,125
      3,200  Federated Department Stores, Inc.*......            127,040
     83,800  Foot Locker, Inc.*......................          1,210,910
      4,100  J.C. Penney Co., Inc.#..................             90,282


Shares                                                       Value
------------------------------------------------------------------------
      4,500  May Department Stores Co. (The).........  $         148,185
      2,300  Nordstrom, Inc.#........................             52,095
     63,900  Office Depot, Inc.*.....................          1,073,520
      2,300  RadioShack Corp.#.......................             69,138
      5,000  Sears Roebuck & Co......................            271,500
      2,400  Sherwin-Williams Co. (The)..............             71,832
      7,100  Staples, Inc.*..........................            139,870
     14,000  Target Corp.............................            519,960
      2,200  Tiffany & Co............................             77,440
     43,000  TJX Cos., Inc. (The)....................            843,230
      3,100  Toys "R" Us, Inc.*......................             54,157
     26,800  Walgreen Co.............................          1,035,284
    146,526  Wal-Mart Stores, Inc....................          8,060,395
     13,200  Williams-Sonoma, Inc.*..................            404,712
                                                       -----------------
                                                              18,380,199
                                                       -----------------
TELEPHONE SYSTEMS -- 3.3%
     13,000  ALLTEL Corp.............................            611,000
    173,361  AT&T Corp...............................          1,854,963
     41,238  AT&T Wireless Services, Inc.#...........            241,242
     56,500  BellSouth Corp..........................          1,779,750
      2,100  CenturyTel, Inc.........................             61,950
     25,624  Qwest Communications International,
             Inc.*...................................             71,747
     98,600  SBC Communications, Inc.................          3,007,300
     13,700  Sprint Corp. (FON Group)................            145,357
     15,100  Sprint Corp. (PCS Group)*#..............             67,497
    171,496  Verizon Communications..................          6,885,564
     41,800  WorldCom, Inc.*.........................              9,614
                                                       -----------------
                                                              14,735,984
                                                       -----------------
TEXTILES, CLOTHING & FABRICS -- 0.5%
      1,800  Jones Apparel Group, Inc.*..............             67,500
      1,800  Liz Claiborne, Inc......................             57,240
     26,700  NIKE, Inc.#.............................          1,432,455

    The accompanying notes are an integral part of the financial statements.
86

 Portfolio of Investments
  CitiStreet Funds, Inc. / Large Company Stock Fund / June 30, 2002 (Unaudited) (continued)


Shares                                                       Value
------------------------------------------------------------------------
     22,800  Reebok International Ltd.*..............  $         672,600
      1,700  V.F. Corp...............................             66,657
                                                       -----------------
                                                               2,296,452
                                                       -----------------
TRANSPORTATION -- 0.4%
      1,400  Brunswick Corp..........................             39,200
      6,100  Burlington Northern Santa Fe Corp.......            183,000
     18,000  Canadian National Railway Co.#..........            932,400
      3,300  CSX Corp................................            114,873
      5,900  Norfolk Southern Corp...................            137,942
      1,000  Ryder System............................             27,090
      2,300  Sabre Holdings Corp.*...................             82,340
      3,900  Union Pacific Corp......................            246,792
                                                       -----------------
                                                               1,763,637
                                                       -----------------

                                                             434,012,933
TOTAL COMMON STOCKS
  (Cost $511,358,832)................................
                                                       -----------------


Principal
Amount
---------
SHORT-TERM INVESTMENTS -- 6.6%
Cash Equivalents -- 6.5%
$ 1,757,955  Fleet National Bank
             2.000%, 07/03/02(b).....................          1,757,955
    912,074  Merrill Lynch
             1.910%, 11/26/02(b).....................            912,074
  2,962,766  Merrill Lynch
             2.040%, 07/01/02(b).....................          2,962,766
 18,569,034  Merrimac Cash Fund Premium Class
             0.000%,(b)..............................         18,569,034
  1,624,147  Morgan Stanley Dean Witter
             2.080%, 11/08/02(b).....................          1,624,147
    912,074  National City Bank
             1.820%, 01/23/03(b).....................            912,074

Principal
Amount                                                       Value
------------------------------------------------------------------------
$ 1,824,147  U.S. Bank
             1.800%, 11/06/02(b).....................  $       1,824,147
                                                       -----------------
                                                              28,562,197
                                                       -----------------
U.S. Treasury Bills -- 0.1%
    110,000  U.S. Treasury Bill
             1.675%, 07/11/02(c).....................            109,939
    280,000  U.S. Treasury Bill
             1.680%, 09/12/02(c).....................            279,020
    100,000  U.S. Treasury Bill
             1.720%, 08/01/02(c).....................             99,842
                                                       -----------------
                                                                 488,801
                                                       -----------------

                                                              29,050,998
TOTAL SHORT-TERM INVESTMENTS
  (Cost $29,050,998).................................
                                                       -----------------
                                                             463,063,931
TOTAL INVESTMENTS -- 105.0%
  (Cost $540,409,830)
                                                             (22,141,082)
Other assets in excess of liabilities -- (5.0)%
                                                       -----------------
                                                       $     440,922,849
TOTAL NET ASSETS -- 100.0%
                                                       =================

NOTES TO THE PORTFOLIO OF INVESTMENTS:


*    Non-income producing security.
#    All or a portion of security out on loan.
(a)  An affiliate of CitiStreet Funds Management LLC
(b)  Represents investments of security lending collateral (Note 2).
(c) Security has been pledged to cover collateral requirements for open futures.

    The accompanying notes are an integral part of the financial statements.
                                                                              87

 Portfolio of Investments
  CitiStreet Funds, Inc. / Diversified Bond Fund / June 30, 2002 (Unaudited)



Principal
Amount                                                       Value
------------------------------------------------------------------------
FOREIGN OBLIGATIONS -- 5.0%
CORPORATE DEBT -- 3.3%
$ 1,000,000  Abbey National Capital Trust I, Variable
             Rate
             8.963%, 12/29/49........................  $       1,158,397
    250,000  Acetex Corp.
             10.875%, 08/01/09.......................            262,500
    340,000  Asian Development Bank
             4.875%, 02/05/07........................            348,335
    400,000  Axa
             8.600%, 12/15/30........................            460,072
    900,000  BP Capital Markets Plc
             4.625%, 05/27/05........................            925,118
     50,000  Brascan Corp.
             7.125%, 06/15/12........................             49,027
    250,000  Calpine Canada Energy Financial
             8.500%, 05/01/08........................            166,250
    150,000  Corus Entertainment, Inc.
             8.750%, 03/01/12........................            150,750
    100,000  Deutsche Ausgleichsbank
             7.000%, 06/23/05........................            108,719
    500,000  Deutsche Telekom International Finance
             7.750%, 06/15/05........................            513,050
    160,000  Deutsche Telekom International Finance
             9.250%, 06/01/32........................            159,410
     15,000  Domtar, Inc.
             7.875%, 10/15/11........................             16,282
    500,000  European Investment Bank
             4.625%, 03/01/07........................            503,096
    500,000  European Investment Bank
             4.750%, 04/26/04........................            514,545
    250,000  European Investment Bank
             4.875%, 09/09/06........................            254,307
    600,000  France Telecom SA
             8.250%, 03/01/11........................            548,797

Principal
Amount                                                       Value
------------------------------------------------------------------------
$   375,000  Global Crossing Holdings Ltd.,
             Yankee-Dollar
             9.500%, 11/15/09(a).....................  $           2,812
     50,000  Hanson Overseas BV
             6.750%, 09/15/05........................             52,801
    500,000  Hydro-Quebec
             6.300%, 05/11/11........................            531,122
     10,000  Inco Ltd.
             7.750%, 05/15/12........................             10,343
    100,000  Inter-American Development Bank
             3.875%, 09/27/04........................            101,378
    600,000  Inter-American Development Bank
             7.375%, 01/15/10........................            679,512
    200,000  International Bank Recon & Develop
             4.375%, 09/28/06........................            202,280
    500,000  International Bank Recon & Develop
             4.750%, 04/30/04........................            514,460
    100,000  Koninklijke (Royal) KPN NV
             8.000%, 10/01/10........................            100,855
    570,000  Korea Deposit Insurance Corp.
             2.500%, 12/11/05........................            599,207
    200,000  Korea Electric Power
             6.375%, 12/01/03........................            207,480
    150,000  Luscar Coal Ltd.
             9.750%, 10/15/11........................            162,000
     50,000  Oesterreichische Kontrollbank AG
             5.125%, 03/20/07........................             51,548
    390,000  PDVSA Finance Ltd.
             8.500%, 11/15/12........................            342,225
     25,000  Petrobras International Finance Co.
             9.750%, 07/06/11........................             19,562

    The accompanying notes are an integral part of the financial statements.
88

 Portfolio of Investments
  CitiStreet Funds, Inc. / Diversified Bond Fund / June 30, 2002
  (Unaudited) (continued)


Principal
Amount                                                       Value
------------------------------------------------------------------------
$    25,000  Petrobras International Finance Co.,
             144A
             9.125%, 02/01/07........................  $          19,563
     20,000  Petroleos Mexicanos, 144A
             6.500%, 02/01/05........................             20,613
     50,000  Petroliam Nasional Berhad, 144A
             7.625%, 10/15/26........................             46,893
    230,000  Petronas Capital Ltd., 144A
             7.875%, 05/22/22........................            229,169
    390,000  Petrozuata Finance, Inc.
             8.220%, 04/01/17........................            262,275
    500,000  Phillips Pete
             8.750%, 05/25/10........................            591,490
    125,000  Premier International Foods Plc
             12.000%, 09/01/09.......................            136,875
    250,000  Rogers Cablesystems Ltd.
             10.125%, 09/01/12.......................            257,500
  3,100,000  Standard Chartered Bank, 144A
             8.000%, 05/30/31........................          3,180,941
  1,450,000  Sumitomo Bank Treasury, 144A, Variable
             Rate
             9.400%, 12/29/49........................          1,440,542
    225,000  Sun International Hotels Ltd., 144A
             8.875%, 08/15/11........................            230,063
    250,000  Sun Media Corp.
             9.500%, 05/15/07........................            261,250
    250,000  Teekay Shipping Corp.
             8.875%, 07/15/11#.......................            261,250
    200,000  Telefonica Europe BV
             7.750%, 09/15/10........................            207,379
    320,000  TeleWest Communications Plc, Step Up
             0.000%, 02/01/10........................             89,600
    100,000  TELUS Corp.
             8.000%, 06/01/11........................             83,942


Principal
Amount                                                       Value
------------------------------------------------------------------------
$   250,000  Tembec Industries, Inc.
             8.625%, 06/30/09........................  $         258,750
    300,000  Tyco International Group SA
             6.375%, 10/15/11#.......................            229,500
    975,000  United Mexican States
             8.375%, 01/14/11........................          1,014,000
    300,000  United Pan-Europe Communications NV
             11.250%, 02/01/10.......................             42,000
    150,000  United Pan-Europe Communications NV
             11.500%, 02/01/10(a)....................             21,000
    250,000  United Pan-Europe Communications NV,
             144A, Step Up
             12.500%, 08/01/09.......................             24,375
    140,000  United Pan-Europe Communications NV,
             Yankee-Dollar, Step Up
             0.000%, 02/01/10#.......................             14,000
     50,000  Vodafone Group Plc
             7.625%, 02/15/05........................             53,264
    250,000  Yell Finance BV
             10.750%, 08/01/11.......................            273,750
    200,000  Yell Finance BV, Step Up
             0.000%, 08/01/11........................            135,000
                                                       -----------------
                                                              19,101,224
                                                       -----------------
GOVERNMENT OBLIGATIONS -- 1.7%
    500,000  Canada - Government
             6.375%, 11/30/04........................            534,400
     50,000  Hellenic Republic
             6.950%, 03/04/08........................             54,889
  1,230,000  Manitoba (Province) Series EE,
             Yankee-Dollar
             9.500%, 09/15/18........................          1,698,003
    500,000  Province of Manitoba
             4.250%, 11/20/06........................            499,980

    The accompanying notes are an integral part of the financial statements.
                                                                              89

 Portfolio of Investments
  CitiStreet Funds, Inc. / Diversified Bond Fund / June 30, 2002
  (Unaudited) (continued)


Principal
Amount                                                       Value
------------------------------------------------------------------------
$    20,000  Province of Nova Scotia
             5.750%, 02/27/12........................  $          20,361
    100,000  Province of Ontario
             4.200%, 06/30/05........................            101,247
    450,000  Quebec Province
             7.500%, 09/15/29........................            516,240
     20,000  Republic of Chile
             7.125%, 01/11/12........................             20,254
    100,000  Republic of Italy
             4.375%, 10/25/06........................            100,213
    400,000  Republic of Italy
             6.000%, 09/27/03........................            415,952
    200,000  Republic of Italy
             6.875%, 09/27/23........................            215,670
    995,000  Republic of Poland
             6.250%, 07/03/12........................            987,130
    100,000  Republic of South Africa
             7.375%, 04/25/12........................             98,875
    800,000  United Mexican States
             8.125%, 12/30/19........................            781,200
  2,710,000  United Mexican States Global Bond
             11.500%, 05/15/26.......................          3,444,410
                                                       -----------------
                                                               9,488,824
                                                       -----------------

                                                              28,590,048
TOTAL FOREIGN OBLIGATIONS
  (Cost $28,201,402).................................
                                                       -----------------

U.S. CORPORATE OBLIGATIONS -- 28.4%
ASSET BACKED AND MORTGAGE BACKED -- 2.6%
  1,871,319  Advanta Equipment Receivables,
             Series 2000-1, Class A3
             7.405%, 02/15/07........................          1,922,928
    500,000  Bear Stearns Commercial Mortgage
             Securities, Series 2002-Top6, Class A2
             6.460%, 10/15/36........................            526,990


Principal
Amount                                                       Value
------------------------------------------------------------------------
$   100,000  Chase Funding Mortgage Loan Asset-Backed
             Securities, Series 2002-1, Class 1A3
             5.039%, 12/25/23........................  $         101,776
  1,576,118  Cigna CBO, Series 1996-1, Class A2
             6.460%, 11/15/08........................          1,566,851
    810,897  Commercial Mortgage Acceptance Corp.,
             Series 1997-ML1, Class A4
             6.735%, 12/15/30........................            857,607
  1,700,000  Conseco Finance Securitizations Corp.,
             Series 2000-4, Class A4
             7.730%, 04/01/32........................          1,796,152
  2,100,000  Discover Card Master Trust I,
             Series 2002-2, Class A
             5.150%, 10/15/09........................          2,154,373
    750,000  General Electric Capital Commercial
             Mortgage Corp., Series 2001-1, Class A2
             6.531%, 05/15/33........................            795,027
  1,700,000  GMAC Commercial Mortgage Securities,
             Inc., Series 1998-C1, Class A2
             6.700%, 05/15/30........................          1,784,963
    750,000  GMAC Commercial Mortgage Securities,
             Inc., Series 2001-C2, Class A2
             6.700%, 04/15/34........................            805,375
     20,000  GMAC Commercial Mortgage Securities,
             Inc., Series 2002-C2, Class A2
             5.389%, 07/15/11........................             20,099
  1,020,000  Nomura Assets Securities Corp., REMIC
             7.120%, 04/13/36........................          1,106,659

    The accompanying notes are an integral part of the financial statements.
90

 Portfolio of Investments
  CitiStreet Funds, Inc. / Diversified Bond Fund / June 30, 2002
  (Unaudited) (continued)


Principal
Amount                                                       Value
------------------------------------------------------------------------
$   522,536  Option One Mortgage Securities Corp.
             Series 2001-3, Class CTFS, 144A
             9.660%, 09/25/31........................  $         523,189
    200,000  Pemex Project Funding Master Trust
             8.500%, 02/15/08........................            208,000
  1,000,000  PNC Mortgage Acceptance Corp. Series
             2001-C1, Class A2
             6.360%, 03/12/34........................          1,048,889
                                                       -----------------
                                                              15,218,878
                                                       -----------------
CORPORATE BONDS & NOTES -- 25.4%
    125,000  aaiPharma, Inc., 144A
             11.000%, 04/01/10.......................            116,250
    100,000  ABN AMRO Bank NV
             7.550%, 06/28/06........................            109,989
     40,000  ACE Ltd.
             6.000%, 04/01/07........................             40,655
     75,000  Advance Stores Co., Inc.
             10.250%, 04/15/08.......................             79,125
    150,000  Advance Stores Co., Inc. Series B
             10.250%, 04/15/08.......................            158,250
    250,000  AdvancePCS
             8.500%, 04/01/08........................            257,500
     20,000  AFC Capital Trust I
             8.207%, 02/03/27........................             19,629
     75,000  Ahold Finance USA, Inc.
             8.250%, 07/15/10........................             84,087
    250,000  Airgas, Inc.
             9.125%, 10/01/11........................            265,000
    100,000  Albertson's, Inc.
             7.500%, 02/15/11........................            108,571
    400,000  Alcoa, Inc.
             7.375%, 08/01/10........................            442,756
    125,000  Allaint Techsystems, Inc.
             8.500%, 05/15/11........................            131,250


Principal
Amount                                                       Value
------------------------------------------------------------------------
$    25,000  Allegheny Energy Supply Co., LLC, 144A
             8.250%, 04/15/12........................  $          26,145
     75,000  Allied Waste North America, Inc.
             8.875%, 04/01/08........................             73,875
    250,000  Allied Waste North America, Inc.
             10.000%, 08/01/09.......................            245,625
    100,000  Allstate Corp.
             5.375%, 12/01/06........................            102,620
     35,000  ALLTEL Corp.
             7.000%, 07/01/12........................             35,105
    150,000  Amerada Hess Corp.
             5.300%, 08/15/04........................            154,011
     20,000  Amerada Hess Corp.
             7.125%, 03/15/33........................             19,972
    100,000  American Cellular Corp.
             9.500%, 10/15/09........................             18,500
     60,000  American Express Co.
             5.500%, 09/12/06........................             61,828
     50,000  American Re Corp.
             7.450%, 12/15/26........................             53,626
    265,000  American Safety Razor Co. Series B
             9.875%, 08/01/05........................            226,575
    200,000  American Standard, Inc.
             7.375%, 02/01/08........................            202,000
    315,000  American Tower Corp.
             9.375%, 02/01/09#.......................            174,825
    300,000  Anadarko Finance Co.
             7.500%, 05/01/31........................            320,974
     15,000  Anadarko Petroleum Corp.
             5.375%, 03/01/07........................             15,169
  1,770,000  AOL Time Warner
             7.625%, 04/15/31........................          1,549,670
    380,000  AOL Time Warner, Inc.
             7.700%, 05/01/32........................            335,266

    The accompanying notes are an integral part of the financial statements.
                                                                              91

 Portfolio of Investments
  CitiStreet Funds, Inc. / Diversified Bond Fund / June 30, 2002
  (Unaudited) (continued)


Principal
Amount                                                       Value
------------------------------------------------------------------------
$   400,000  AOL Time Warner, Inc.
             9.125%, 01/15/13........................  $         427,084
    150,000  AOL Time Warner, Inc.
             9.150%, 02/01/23........................            151,579
     50,000  Appalachian Power Co.
             4.800%, 06/15/05........................             50,087
    175,000  Applica, Inc.
             10.000%, 07/31/08.......................            174,125
    100,000  Applied Extrusion Technologies, Inc.
             10.750%, 07/01/11.......................             90,500
    100,000  Aramark Services, Inc.
             7.000%, 05/01/07........................            101,825
    250,000  Argosy Gaming Co.
             10.750%, 06/01/09.......................            269,375
     50,000  Arizona Public Service Co.
             6.500%, 03/01/12........................             50,872
    100,000  ArvinMeritor, Inc.
             8.750%, 03/01/12........................            106,316
    750,000  AT&T Corp.
             6.000%, 03/15/09........................            592,500
    500,000  AT&T Wireless Services, Inc.
             7.875%, 03/01/11........................            409,410
    175,000  AT&T Wireless Services, Inc.
             8.125%, 05/01/12........................            142,679
  1,450,000  AT&T Wireless Services, Inc.
             8.750%, 03/01/31........................          1,119,342
     50,000  Avnet, Inc.
             6.450%, 08/15/03........................             50,532
    100,000  Aztar Corp.
             9.000%, 08/15/11........................            102,125
  3,000,000  Bank of America Corp.
             2.050%, 10/22/04........................          3,007,152
     50,000  Bank of America Corp.
             4.750%, 10/15/06........................             50,113
    600,000  Bank of America Corp.
             5.250%, 02/01/07........................            608,766
    490,000  Bank of America Corp.
             6.250%, 04/15/12........................            501,286


Principal
Amount                                                       Value
------------------------------------------------------------------------
$   500,000  Bank of America Corp.
             6.625%, 06/15/04........................  $         528,640
     10,000  Bank of New York
             5.200%, 07/01/07........................             10,145
    300,000  Bank One Corp.
             7.625%, 08/01/05........................            328,581
    300,000  Bank One Corp.
             7.875%, 08/01/10........................            336,921
    200,000  Bear Stearns Co., Inc. (The)
             5.700%, 01/15/07........................            204,222
     50,000  Bear Stearns Co., Inc. (The)
             6.150%, 03/02/04........................             51,786
    200,000  BellSouth Telecommunications, Inc.
             6.375%, 06/01/28........................            184,692
    800,000  Beneficial Corp.
             6.750%, 07/20/04........................            830,704
    250,000  Berry Plastics Corp.
             12.250%, 04/15/04.......................            253,125
     25,000  Beverly Enterprises, Inc.
             9.625%, 04/15/09........................             25,750
    400,000  Boeing Capital Corp.
             5.650%, 05/15/06........................            412,284
    300,000  BP Capital Markets Plc
             4.000%, 04/29/05........................            303,188
    170,000  Bristol-Myers Squibb Co.
             4.750%, 10/01/06........................            170,449
     70,000  Bristol-Myers Squibb Co.
             5.750%, 10/01/11........................             69,626
    600,000  British Telecom Plc
             7.625%, 12/15/05........................            647,148
    150,000  BRL Universal Equipment 2001 A, LP
             8.875%, 02/15/08........................            148,500
    390,000  Burlington Northern Santa Fe Corp.
             6.375%, 12/15/05........................            409,847

    The accompanying notes are an integral part of the financial statements.
92

 Portfolio of Investments
  CitiStreet Funds, Inc. / Diversified Bond Fund / June 30, 2002
  (Unaudited) (continued)


Principal
Amount                                                       Value
------------------------------------------------------------------------
$   100,000  Burlington Northern Santa Fe Corp.
             7.000%, 12/15/25........................  $         101,323
    175,000  Burlington Northern Santa Fe Corp.
             7.125%, 12/15/10........................            188,687
    100,000  Burlington Resources Finance Co., 144A
             7.400%, 12/01/31........................            104,552
     66,000  Calpine Corp.
             7.750%, 04/15/09........................             43,230
    250,000  Calpine Corp.
             7.875%, 04/01/08........................            160,000
    100,000  Capital One Financial Corp.
             6.875%, 02/01/06........................            100,230
    150,000  Caterpillar, Inc.
             6.950%, 05/01/42........................            151,416
  1,600,000  Cendant Corp.
             7.750%, 12/01/03........................          1,608,000
    750,000  Charter Communication Holdings, Step Up
             0.000%, 01/15/10........................            337,500
     25,000  Charter Communications Holdings
             10.000%, 05/15/11.......................             16,750
    100,000  Charter Communications Holdings
             10.750%, 10/01/09.......................             70,750
     75,000  Charter Communications Holdings, Step Up
             0.000%, 05/15/11........................             26,250
     50,000  Charter One Bank FSB
             6.375%, 05/15/12........................             51,175
     30,000  Cinergy Corp.
             6.250%, 09/01/04........................             30,457
     30,000  Cingular Wireless
             5.625%, 12/15/06#.......................             28,705
     30,000  Cingular Wireless
             6.500%, 12/15/11........................             27,659


Principal
Amount                                                       Value
------------------------------------------------------------------------
$ 1,050,000  CIT Group, Inc.
             6.500%, 02/07/06........................  $       1,019,791
     75,000  CIT Group, Inc.
             7.375%, 04/02/07#.......................             75,082
     50,000  CIT Group, Inc.
             7.750%, 04/02/12........................             49,304
     20,000  Citizens Communications Co.
             6.375%, 08/15/04........................             19,142
     20,000  Citizens Communications Co.
             7.625%, 08/15/08........................             18,302
     20,000  Citizens Communications Co.
             9.000%, 08/15/31........................             16,758
     80,000  Clear Channel Communications, Inc.
             6.000%, 11/01/06........................             76,050
    250,000  CMS Energy Corp.
             9.875%, 10/15/07........................            187,500
    250,000  Coast Hotels & Casino
             9.500%, 04/01/09........................            263,125
    300,000  Coca-Cola Enterprises, Inc.
             8.500%, 02/01/22........................            363,072
    200,000  Cole National Group, Inc.
             8.625%, 08/15/07........................            198,000
     25,000  Cole National Group, Inc., 144A
             8.875%, 05/15/12........................             24,937
    100,000  Compass Minerals Group, Inc.
             10.000%, 08/15/11.......................            106,000
     25,000  Conagra Foods, Inc.
             6.000%, 09/15/06........................             26,003
     25,000  Conagra Foods, Inc.
             6.750%, 09/15/11........................             26,319
     75,000  Conectiv, Inc.
             5.300%, 06/01/05........................             75,602
    250,000  Conmed Corp.
             9.000%, 03/15/08........................            259,687


    The accompanying notes are an integral part of the financial statements.
                                                                              93

 Portfolio of Investments
  CitiStreet Funds, Inc. / Diversified Bond Fund / June 30, 2002
  (Unaudited) (continued)


Principal
Amount                                                       Value
------------------------------------------------------------------------
$    50,000  Conoco Funding Co.
             5.450%, 10/15/06........................  $          51,243
  1,000,000  Conoco Funding Co.
             6.350%, 10/15/11........................          1,037,930
    140,000  Conoco Funding Co.
             7.250%, 10/15/31........................            148,959
    300,000  Conoco, Inc.
             6.950%, 04/15/29........................            306,780
    200,000  Constellation Brands, Inc.
             8.500%, 03/01/09........................            206,000
     75,000  Constellation Energy Group, Inc.
             6.350%, 04/01/07........................             77,467
     15,000  Constellation Energy Group, Inc.
             7.600%, 04/01/32........................             15,438
    224,738  Continental Airlines, Inc. Series 991A
             6.545%, 02/02/19........................            215,951
     30,000  Coors Brewing Co., 144A
             6.375%, 05/15/12........................             30,773
     25,000  Costco Wholesale Corp.
             5.500%, 03/15/07........................             25,807
    250,000  Countrywide Home Loans, Inc.
             5.500%, 08/01/06........................            255,525
  1,500,000  Cox Communications, Inc.
             7.750%, 11/01/10........................          1,432,260
    400,000  Credit Suisse First Boston USA, Inc.
             5.750%, 04/15/07........................            409,642
    125,000  Crown Castle International Corp.
             9.375%, 08/01/11#.......................             79,375
    125,000  Crown Castle International Corp.
             10.750%, 08/01/11#......................             82,500
    500,000  CSC Holdings, Inc.
             9.875%, 02/15/13#.......................            372,500


Principal
Amount                                                       Value
------------------------------------------------------------------------
$    75,000  CSX Corp.
             7.250%, 05/01/04........................  $          79,698
    760,000  CSX Corp.
             7.450%, 05/01/07........................            836,357
    100,000  CSX Corp.
             7.950%, 05/01/27........................            111,956
    600,000  DaimlerChrysler NA Holdings
             7.750%, 01/18/11........................            646,344
     30,000  Deere & Co.
             6.950%, 04/25/14........................             31,763
    200,000  Delhaize America, Inc.
             8.125%, 04/15/11........................            211,123
     25,000  Delta Air Lines, Inc.
             6.417%, 07/02/12........................             25,384
     25,000  Delta Air Lines, Inc.
             6.718%, 01/02/23........................             25,474
    100,000  Delta Air Lines, Inc.
             7.111%, 09/18/11........................            103,095
     50,000  Devon Energy Corp.
             7.950%, 04/15/32........................             53,752
    800,000  Devon Financing Corp. ULC
             6.875%, 09/30/11........................            834,574
     75,000  Dobson Communications Corp.
             10.875%, 07/01/10.......................             44,250
    800,000  Dominion Fiber, 144A
             7.050%, 03/15/05........................            797,712
    100,000  Dominion Resources, Inc.
             7.600%, 07/15/03........................            104,228
    200,000  Dow Chemical Co. (The)
             6.125%, 02/01/11........................            201,458
    760,000  Dresdner Funding Trust I, 144A
             8.151%, 06/30/31........................            823,446
    100,000  DTE Energy Co.
             6.450%, 06/01/06........................            104,084
    100,000  Duke Capital Corp.
             6.250%, 02/15/13........................             98,969

    The accompanying notes are an integral part of the financial statements.
94

 Portfolio of Investments
  CitiStreet Funds, Inc. / Diversified Bond Fund / June 30, 2002
  (Unaudited) (continued)


Principal
Amount                                                       Value
------------------------------------------------------------------------
$    50,000  Duke Capital Corp.
             6.750%, 02/15/32........................  $          47,684
    400,000  Dupont (E.I.) de Nemours & Co.
             6.750%, 10/15/04........................            426,884
     50,000  Dynegy Holdings, Inc.
             8.125%, 03/15/05........................             38,500
  3,210,000  Dynegy Holdings, Inc.
             8.750%, 02/15/12#.......................          2,391,450
     25,000  E.W. Scripps Co.
             5.750%, 07/15/12........................             24,725
     15,000  Eastman Chemical Co.
             7.000%, 04/15/12........................             15,750
    200,000  EchoStar DBS Corp.
             9.125%, 01/15/09#.......................            184,000
    250,000  Echostar DBS Corp.
             9.375%, 02/01/09#.......................            227,500
     75,000  Echostar DBS Corp.
             10.375%, 10/01/07.......................             70,500
    100,000  Edison Mission Energy
             10.000%, 08/15/08.......................             99,634
    630,000  El Paso Corp.
             7.750%, 01/15/32........................            584,167
    780,000  El Paso Corp.
             7.800%, 08/01/31........................            727,631
     50,000  El Paso Corp., 144A
             7.875%, 06/15/12........................             50,336
    210,000  El Paso Corp., 144A
             8.375%, 06/15/32........................            215,941
     30,000  Energy East Corp.
             6.750%, 06/15/12........................             30,862
    200,000  Equity Office Properties Trust
             7.750%, 11/15/07........................            218,236
    250,000  ERP Operating LP
             7.100%, 06/23/04........................            263,745
    200,000  Exelon Generation Co. LLC
             6.950%, 06/15/11........................            207,466


Principal
Amount                                                       Value
------------------------------------------------------------------------
$   100,000  Fedders North America
             9.375%, 08/15/07........................  $          72,500
    250,000  FelCor Lodging LP
             9.500%, 09/15/08........................            252,500
    265,000  Finlay Fine Jewelry Corp.
             8.375%, 05/01/08........................            258,375
    200,000  First Union Capital I
             8.040%, 12/01/26........................            210,026
    250,000  FirstEnergy Corp.
             5.500%, 11/15/06........................            242,640
    320,000  FirstEnergy Corp.
             6.450%, 11/15/11........................            306,246
    210,000  FirstEnergy Corp.
             7.375%, 11/15/31........................            197,110
    600,000  FleetBoston Financial Corp.
             7.250%, 09/15/05........................            648,498
     75,000  Fleming Cos., Inc.
             10.125%, 04/01/08#......................             76,500
    800,000  Ford Motor Co.
             7.450%, 07/16/31........................            743,416
    210,000  Ford Motor Co.
             8.900%, 01/15/32........................            225,382
    200,000  Ford Motor Credit Co.
             5.800%, 01/12/09........................            188,290
    390,000  Ford Motor Credit Co.
             6.875%, 02/01/06........................            398,319
    550,000  Ford Motor Credit Co.
             7.250%, 10/25/11#.......................            549,653
    510,000  Ford Motor Credit Co.
             7.375%, 10/28/09........................            517,706
    340,000  Ford Motor Credit Co.
             7.375%, 02/01/11........................            343,866
  1,580,000  Ford Motor Credit Co.
             7.875%, 06/15/10........................          1,641,288
  1,000,000  Ford Motor Credit Corp.
             6.700%, 07/16/04#.......................          1,032,190
     25,000  Gannett Co., Inc.
             4.950%, 04/01/05........................             25,521

    The accompanying notes are an integral part of the financial statements.
                                                                              95

 Portfolio of Investments
  CitiStreet Funds, Inc. / Diversified Bond Fund / June 30, 2002
  (Unaudited) (continued)


Principal
Amount                                                       Value
------------------------------------------------------------------------
$    25,000  Gannett Co., Inc.
             5.500%, 04/01/07........................  $          25,737
     10,000  Gannett Co., Inc.
             6.375%, 04/01/12........................             10,380
     50,000  Gap, Inc. (The)
             6.900%, 09/15/07........................             44,750
    145,000  Gap, Inc. (The)
             8.800%, 12/15/08#.......................            149,764
    850,000  General Electric Capital Corp.
             6.750%, 03/15/32........................            856,222
    455,000  General Electric Capital Corp.
             6.810%, 11/03/03........................            478,059
    500,000  General Electric Capital Corp.
             7.375%, 01/19/10........................            550,610
     50,000  General Mills, Inc.
             5.125%, 02/15/07........................             50,018
     50,000  General Mills, Inc.
             6.000%, 02/15/12........................             49,619
     75,000  General Motors Acceptance Corp.
             6.125%, 09/15/06........................             76,311
    400,000  General Motors Acceptance Corp.
             6.150%, 04/05/07........................            403,900
    300,000  General Motors Acceptance Corp.
             6.850%, 06/17/04........................            313,874
  1,550,000  General Motors Acceptance Corp.
             6.875%, 09/15/11........................          1,536,391
    100,000  General Motors Acceptance Corp.
             7.500%, 07/15/05........................            105,927
    300,000  General Motors Acceptance Corp.
             8.000%, 11/01/31........................            307,626


Principal
Amount                                                       Value
------------------------------------------------------------------------
$    25,000  Georgia Power Co.
             4.875%, 07/15/07........................  $          24,977
    150,000  Georgia-Pacific Corp.
             7.500%, 05/15/06........................            144,454
     75,000  Georgia-Pacific Corp.
             8.875%, 05/15/31........................             69,556
     50,000  Georgia-Pacific Corp.
             9.625%, 03/15/22........................             47,685
    273,125  GG1B Funding Corp.
             7.430%, 01/15/11........................            280,374
     75,000  Global Crossing Holdings Ltd., 144A
             9.125%, 11/15/06........................                562
  1,500,000  Goldman Sachs Group, Inc.
             6.600%, 01/15/12........................          1,525,365
    400,000  Goldman Sachs Group, Inc.
             6.875%, 01/15/11........................            416,292
    175,000  Grey Wolf, Inc.
             8.875%, 07/01/07........................            177,625
  1,525,000  H.J. Heinz Finance Co.
             6.750%, 03/15/32........................          1,514,127
    275,000  Harrah's Operating Co., Inc.
             7.875%, 12/15/05........................            283,250
    375,000  HCA - The Healthcare Co.
             8.750%, 09/01/10........................            419,003
     30,000  Hewlett-Packard Co.
             5.500%, 07/01/07........................             29,669
    275,000  HMH Properties Series B
             7.875%, 08/01/08........................            262,625
    210,000  Hollinger International Publishing, Inc.
             9.250%, 02/01/06........................            215,775
     50,000  Hollinger International Publishing, Inc.
             9.250%, 03/15/07........................             51,375
    200,000  Home Interiors & Gifts, Inc.
             10.125%, 06/01/08.......................            189,000

    The accompanying notes are an integral part of the financial statements.
96

 Portfolio of Investments
  CitiStreet Funds, Inc. / Diversified Bond Fund / June 30, 2002
  (Unaudited) (continued)


Principal
Amount                                                       Value
------------------------------------------------------------------------
$   100,000  Honeywell International, Inc.
             7.500%, 03/01/10........................  $         110,940
    125,000  Horseshoe Gaming LLC, 144A
             8.625%, 05/15/09........................            128,438
     50,000  Host Marriott LP
             8.375%, 02/15/06........................             49,250
     30,000  Household Finance Corp.
             6.400%, 06/17/08........................             30,143
    800,000  Household Finance Corp.
             8.000%, 05/09/05........................            858,568
  2,775,000  Household Finance Corp.
             8.000%, 07/15/10........................          2,960,259
    225,000  Huntsman International LLC, 144A
             9.875%, 03/01/09........................            226,688
    145,000  i2 Technologies, Inc.
             5.250%, 12/15/06........................            103,856
    250,000  IASIS Healthcare Corp.
             13.000%, 10/15/09.......................            263,750
     75,000  Icon Health & Fitness, Inc., 144A
             11.250%, 04/01/12.......................             74,250
     50,000  Indiana Michigan Power Co.
             6.125%, 12/15/06........................             51,155
    150,000  InSight Health Services Corp.
             9.875%, 11/01/11........................            151,500
    175,000  Insight Midwest/Insight Capital
             10.500%, 11/01/10.......................            164,500
    100,000  International Bank Recon & Develop
             3.500%, 10/22/04........................            100,659
    200,000  International Business Machines Corp.
             (IBM)
             6.500%, 01/15/28........................            191,772


Principal
Amount                                                       Value
------------------------------------------------------------------------
$   200,000  International Business Machines Corp.
             (IBM)
             7.500%, 06/15/13........................  $         225,698
    325,000  International Lease Finance Corp.
             5.750%, 02/15/07........................            333,337
    400,000  International Paper Co.
             8.000%, 07/08/03........................            418,304
     15,000  Interpublic Group Cos., Inc.
             7.250%, 08/15/11........................             14,750
    250,000  Iron Mountain, Inc.
             8.750%, 09/30/09........................            256,875
    250,000  ISP Chemco, Inc., Series B
             10.250%, 07/01/11.......................            256,250
  2,000,000  J.P. Morgan Chase & Co.
             6.625%, 03/15/12........................          2,060,498
    300,000  J.P. Morgan Chase & Co.
             6.750%, 02/01/11........................            310,548
     75,000  John Deere Capital Corp.
             5.125%, 10/19/06........................             75,212
    100,000  John Deere Capital Corp.
             7.000%, 03/15/12#.......................            106,948
    175,000  John Q Hammons Hotels, Inc., 144A
             8.875%, 05/15/12........................            172,375
    300,000  JP Morgan & Co., Inc.
             6.000%, 01/15/09........................            302,103
    400,000  Kellogg Co.
             6.600%, 04/01/11........................            418,756
     50,000  Kerr-McGee Corp.
             5.375%, 04/15/05........................             51,140
     20,000  Kerr-McGee Corp.
             5.875%, 09/15/06........................             20,586
  1,020,000  Kerr-McGee Corp.
             6.875%, 09/15/11........................          1,072,418
     20,000  Kerr-McGee Corp.
             7.875%, 09/15/31........................             22,041

    The accompanying notes are an integral part of the financial statements.
                                                                              97

 Portfolio of Investments
  CitiStreet Funds, Inc. / Diversified Bond Fund / June 30, 2002
  (Unaudited) (continued)


Principal
Amount                                                       Value
------------------------------------------------------------------------
$   250,000  Key Bank National Association Series B
             7.000%, 02/01/11........................  $         266,128
    200,000  KeySpan Corp.
             7.625%, 11/15/10........................            222,728
    300,000  KFW International Finance
             4.250%, 04/18/05........................            305,198
    400,000  KFW International Finance
             7.125%, 02/15/05#.......................            434,728
     50,000  Kohl's Corp.
             7.250%, 06/01/29........................             53,830
    100,000  Kraft Foods, Inc.
             4.625%, 11/01/06........................             99,321
    150,000  Kraft Foods, Inc.
             5.625%, 11/01/11#.......................            148,073
    200,000  Kroger Co. (The)
             6.750%, 04/15/12........................            207,426
    200,000  L-3 Communications Corp., 144A
             7.625%, 06/15/12........................            200,000
    300,000  Landesbank Baden-Wurttemberg
             6.350%, 04/01/12........................            312,553
    200,000  Lehman Brothers Holdings, Inc.
             6.625%, 04/01/04........................            209,552
    300,000  Lehman Brothers Holdings, Inc.
             7.000%, 02/01/08........................            314,430
    130,000  Lenfest Communications, Inc.
             8.375%, 11/01/05........................            137,131
    200,000  Leslie's Poolmart
             10.375%, 07/15/04.......................            189,000
    100,000  Levi Strauss & Co.
             6.800%, 11/01/03........................             93,000
    410,000  Liberty Media Corp.
             3.750%, 02/15/30........................            187,575
    400,000  Liberty Media Corp.
             4.000%, 11/15/29........................            198,320


Principal
Amount                                                       Value
------------------------------------------------------------------------
$   100,000  Liberty Media Corp.
             8.250%, 02/01/30........................  $          93,443
    250,000  LIN Television Corp.
             8.000%, 01/15/08........................            250,000
  1,190,000  Lockheed Martin Corp.
             8.500%, 12/01/29........................          1,440,652
    600,000  Loews Corp.
             7.625%, 06/01/23........................            581,100
    100,000  Mail-Well, Inc.
             8.750%, 12/15/08........................             89,500
     10,000  Marathon Oil Corp.
             6.125%, 03/15/12........................              9,912
     15,000  MBNA Corp.
             7.500%, 03/15/12........................             16,001
     20,000  McDonald's Corp.
             5.750%, 03/01/12........................             20,191
    390,000  MeadWestvaco Corp.
             6.850%, 04/01/12........................            410,178
    175,000  Mediacom Broadband LLC
             11.000%, 07/15/13.......................            164,500
    150,000  Mellon Funding Corp.
             4.875%, 06/15/07........................            150,359
    250,000  MeriStar Hospitality Corp.
             9.125%, 01/15/11........................            240,000
    150,000  Meritor Automotive, Inc.
             6.800%, 02/15/09........................            142,683
    300,000  Merrill Lynch
             6.875%, 11/15/18........................            301,137
     50,000  MetLife, Inc.
             5.250%, 12/01/06........................             51,004
    250,000  MGM Grand, Inc.
             9.750%, 06/01/07........................            267,500
     50,000  MidAmerican Energy Holdings Co.
             6.750%, 12/30/31........................             49,121
    250,000  Midland Bank Plc
             6.950%, 03/15/11........................            267,310
     20,000  Midwest Generation LLC
             8.560%, 01/02/16........................             19,829

    The accompanying notes are an integral part of the financial statements.
98

 Portfolio of Investments
  CitiStreet Funds, Inc. / Diversified Bond Fund / June 30, 2002
  (Unaudited) (continued)


Principal
Amount                                                       Value
------------------------------------------------------------------------
$   150,000  Millennium America, Inc.
             9.250%, 06/15/08........................  $         152,105
    280,000  Mirant Americas Generation, Inc.
             8.300%, 05/01/11........................            221,200
     25,000  Morgan Stanley Dean Witter & Co.
             5.800%, 04/01/07........................             25,666
  1,525,000  Morgan Stanley Dean Witter & Co.
             6.600%, 04/01/12........................          1,556,885
     25,000  Morgan Stanley Dean Witter & Co.
             7.250%, 04/01/32........................             25,559
    700,000  Morgan Stanley, Dean Witter & Co.
             6.100%, 04/15/06........................            731,080
    500,000  Motorola, Inc.
             6.750%, 02/01/06........................            470,535
     75,000  Motorola, Inc.
             8.000%, 11/01/11........................             73,332
     25,000  Murphy Oil Corp.
             6.375%, 05/01/12........................             25,364
    205,000  National Rural Utilities Cooperative
             Finance Corp.
             6.500%, 03/01/07........................            213,747
     30,000  National Rural Utilities Cooperative
             Finance Corp.
             7.250%, 03/01/12........................             31,804
     70,000  National Rural Utilities Cooperative
             Finance Corp.
             8.000%, 03/01/32........................             75,857
    200,000  Nationsbank Corp.
             6.800%, 03/15/28........................            197,082
     25,000  Newell Rubbermaid, Inc.
             6.000%, 03/15/07........................             25,876
     25,000  Newell Rubbermaid, Inc.
             6.750%, 03/15/12........................             25,981
    320,000  News America, Inc.
             6.625%, 01/09/08........................            320,038


Principal
Amount                                                       Value
------------------------------------------------------------------------
$   125,000  Nextel Communications, Inc.
             9.375%, 11/15/09#.......................  $          63,438
    750,000  Nextel Communications, Inc., Step Up
             0.000%, 10/31/07........................            375,000
    250,000  Nextmedia Operating, Inc.
             10.750%, 07/01/11.......................            253,750
  2,000,000  Niagara Mohawk Power Corp.
             7.750%, 05/15/06........................          2,200,140
  1,300,000  Niagara Mohawk Power Series G
             7.750%, 10/01/08#.......................          1,461,201
    900,000  Niagara Mohawk Power Series H, Step Up
             0.000%, 07/01/10........................            889,425
    200,000  Norfolk Southern Corp.
             8.375%, 05/15/05........................            220,880
    150,000  Nortek, Inc.
             9.125%, 09/01/07........................            152,625
     50,000  Nortek, Inc. Series B
             8.875%, 08/01/08........................             50,125
    300,000  Northrop Grumman Corp.
             7.750%, 02/15/31........................            328,214
    250,000  Noveon, Inc.
             11.000%, 02/28/11.......................            266,250
    200,000  NRG Energy, Inc.
             7.500%, 06/15/07........................            161,356
    375,000  NTL Communications Corp. Series B, Step
             Up
             12.375%, 10/01/08.......................             86,250
     30,000  NTL, Inc.
             11.500%, 02/01/06(a)....................              8,700
     25,000  NTL, Inc.
             12.750%, 04/15/05(a)....................              7,250
    125,000  NTL, Inc., Series B
             10.000%, 02/15/07(a)....................             33,750
     60,000  NTL, Inc., Step Up
             9.750%, 04/01/08........................             14,400

    The accompanying notes are an integral part of the financial statements.
                                                                              99

 Portfolio of Investments
  CitiStreet Funds, Inc. / Diversified Bond Fund / June 30, 2002
  (Unaudited) (continued)


Principal
Amount                                                       Value
------------------------------------------------------------------------
$   100,000  Occidental Petroleum Corp.
             6.750%, 01/15/12........................  $         105,343
    250,000  Ocean Energy, Inc. Series B
             8.375%, 07/01/08........................            264,430
    250,000  OM Group, Inc.
             9.250%, 12/15/11........................            260,000
    125,000  P & L Coal Holdings Corp. Series B
             9.625%, 05/15/08........................            132,500
     50,000  Park Place Entertainment
             8.875%, 09/15/08........................             51,500
    250,000  Park Place Entertainment
             9.375%, 02/15/07........................            261,875
    970,000  Pepsi Bottling Group, Inc. Series B
             7.000%, 03/01/29........................          1,035,435
    100,000  Petco Animal Supplies, Inc., 144A
             10.750%, 11/01/11.......................            108,500
    150,000  Philip Morris Co., Inc.
             7.125%, 10/01/04........................            159,897
    740,000  Philip Morris Co., Inc., 144A
             7.000%, 07/15/05........................            789,240
    125,000  Pioneer Natural Resources Co.
             6.500%, 01/15/08........................            120,000
    250,000  Plains Resources, Inc.
             10.250%, 03/15/06.......................            259,375
    250,000  Playtex Products, Inc.
             9.375%, 06/01/11........................            265,000
    500,000  PNC Funding Corp.
             5.750%, 08/01/06........................            515,770
    250,000  Pogo Producing Co.
             8.250%, 04/15/11........................            250,000
    100,000  PPL Energy Supply LLC
             6.400%, 11/01/11........................             93,367
    200,000  Price Communications Wireless, Inc.
             11.750%, 07/15/07.......................            211,750


Principal
Amount                                                       Value
------------------------------------------------------------------------
$   200,000  Pride International, Inc.
             10.000%, 06/01/09.......................  $         215,000
    150,000  Prime Hospitality Corp., 144A
             8.375%, 05/01/12........................            147,750
     25,000  Procter & Gamble Co. (The)
             4.750%, 06/15/07........................             25,127
    200,000  Procter & Gamble Co. (The)
             6.875%, 09/15/09........................            218,830
     20,000  Progress Energy, Inc.
             6.050%, 04/15/07........................             20,599
    150,000  Progress Energy, Inc.
             6.750%, 03/01/06#.......................            157,245
  3,000,000  Providian Master Trust
             7.490%, 08/17/09........................          3,129,360
    150,000  PSEG Power LLC
             7.750%, 04/15/11#.......................            158,827
    150,000  Quebecor World, Inc.
             8.375%, 11/15/08........................            157,526
    800,000  Qwest Capital Funding
             7.000%, 08/03/09........................            448,000
    200,000  Qwest Corp.
             6.375%, 10/15/02........................            176,366
    250,000  R.H. Donnelly, Inc.
             9.125%, 06/01/08........................            260,000
    225,000  Radio One, Inc.
             8.875%, 07/01/11........................            225,563
    125,000  Radnor Holdings, Inc.
             10.000%, 12/01/03.......................            115,000
    400,000  Raytheon Co.
             6.750%, 08/15/07........................            423,848
    100,000  Redwood Capital II Ltd., 144A
             5.019%, 01/01/04........................             99,996
     10,000  Regency Centers LP
             6.750%, 01/15/12........................             10,242
     30,000  Regions Financial Corp.
             6.375%, 05/15/12........................             30,750

    The accompanying notes are an integral part of the financial statements.
100

 Portfolio of Investments
  CitiStreet Funds, Inc. / Diversified Bond Fund / June 30, 2002
  (Unaudited) (continued)


Principal
Amount                                                       Value
------------------------------------------------------------------------
$    25,000  Republic Services, Inc.
             6.750%, 08/15/11........................  $          25,795
    150,000  Rite Aid Corp.
             11.250%, 07/01/08.......................            117,750
    150,000  Rite Aid Corp., 144A
             6.125%, 12/15/08........................            101,250
    250,000  Riverwood International Corp.
             10.625%, 08/01/07.......................            264,375
  1,040,000  RJ Reynolds Tobacco Holding, Inc. Series
             B
             7.750%, 05/15/06........................          1,101,901
  1,170,000  RJ Reynolds Tobacco Holding, Inc. Series
             B
             7.875%, 05/15/09........................          1,221,422
     25,000  RJ Reynolds Tobacco Holdings, Inc.
             7.250%, 06/01/12........................             25,077
  2,000,000  RJR Nabisco, Inc.
             6.850%, 06/15/05........................          2,143,540
  1,850,000  Safeway, Inc.
             7.250%, 02/01/31........................          1,905,223
    100,000  Saks, Inc.
             8.250%, 11/15/08#.......................             94,500
    125,000  Saks, Inc.
             9.875%, 10/01/11........................            126,250
    125,000  Sanwa Bank Ltd.
             7.400%, 06/15/11........................            119,466
     50,000  Sara Lee Corp.
             6.250%, 09/15/11........................             51,747
    300,000  SBA Communications Corp.
             10.250%, 02/01/09#......................            181,500
    500,000  SBC Communications, Inc.
             5.750%, 05/02/06........................            517,110
    175,000  Seagate Tech HDD Holdings
             8.000%, 05/15/09........................            175,875
  1,500,000  Sears Roebuck Acceptance Corp.
             7.000%, 06/01/32........................          1,415,835


Principal
Amount                                                       Value
------------------------------------------------------------------------
$   200,000  Sears Roebuck Acceptance Corp.
             7.000%, 02/01/11........................  $         208,406
    150,000  Sequa Corp.
             9.000%, 08/01/09........................            149,250
    100,000  Simon Property Group LP
             6.625%, 06/15/03........................            102,771
    150,000  SITEL Corp.
             9.250%, 03/15/06........................            141,938
    125,000  Smithfield Foods, Inc.
             8.000%, 10/15/09........................            127,500
     60,000  Sonat, Inc.
             7.625%, 07/15/11........................             58,742
    100,000  Southern Co. Capital Funding
             5.300%, 02/01/07........................            100,402
     30,000  Southwest Air Co.
             5.496%, 11/01/06........................             30,109
    250,000  Sovereign Bancorp, Inc.
             10.500%, 11/15/06.......................            275,000
    125,000  Spectrasite Holdings, Inc.
             10.750%, 03/15/10#......................             55,000
    200,000  Spectrasite Holdings, Inc. Series B,
             Step Up
             0.000%, 03/15/10........................             50,500
    250,000  Spectrasite Holdings, Inc., Step Up
             0.000%, 07/15/08........................             75,000
    300,000  Sprint Capital Corp.
             5.875%, 05/01/04........................            272,748
     50,000  Sprint Capital Corp.
             6.000%, 01/15/07........................             38,993
    100,000  Sprint Capital Corp.
             6.875%, 11/15/28........................             65,095
    100,000  Sprint Capital Corp.
             7.125%, 01/30/06#.......................             87,910
  4,310,000  Sprint Capital Corp.
             8.375%, 03/15/12........................          3,576,154


    The accompanying notes are an integral part of the financial statements.
                                                                             101

 Portfolio of Investments
  CitiStreet Funds, Inc. / Diversified Bond Fund / June 30, 2002
  (Unaudited) (continued)


Principal
Amount                                                       Value
------------------------------------------------------------------------
$    50,000  Sprint Capital Corp.
             8.750%, 03/15/32........................  $          37,683
     50,000  St. Paul Cos., Inc. (The)
             8.125%, 04/15/10........................             54,563
    175,000  Starwood Hotels & Resorts Worldwide,
             Inc.
             7.875%, 05/01/12........................            173,196
    250,000  Stone Energy Corp.
             8.250%, 12/15/11........................            251,250
     50,000  Sumitomo Mitsui Banking Corp.
             8.000%, 06/15/12........................             50,862
     50,000  Sun International Hotels Ltd., 144A
             8.875%, 08/15/11........................             50,750
     25,000  Suncor Energy, Inc.
             7.150%, 02/01/32........................             25,927
    135,000  SunTrust Bank Atlanta
             7.250%, 09/15/06........................            147,652
     30,000  SUPERVALU, Inc.
             7.500%, 05/15/12........................             31,044
    125,000  Sybron Dental Specialties, Inc., 144A
             8.125%, 06/15/12........................            124,375
     30,000  Target Corp.
             5.400%, 10/01/08........................             30,482
    200,000  Target Corp.
             5.500%, 04/01/07........................            206,126
     50,000  Target Corp.
             7.000%, 07/15/31........................             53,074
  1,860,000  TCI Communications, Inc.
             9.650%, 03/31/27........................          1,891,899
     20,000  TECO Energy, Inc.
             6.125%, 05/01/07........................             20,624
    800,000  Telecommunications, Inc.
             7.875%, 08/01/13........................            719,360
     49,000  TeleCorp PCS, Inc.
             10.625%, 07/15/10.......................             45,815


Principal
Amount                                                       Value
------------------------------------------------------------------------
$    25,000  Tenet Healthcare Corp.
             6.500%, 06/01/12........................  $          25,612
    200,000  Tennessee Gas Pipeline Co.
             7.000%, 10/15/28........................            174,560
    100,000  Tennessee Gas Pipeline Co.
             7.500%, 04/01/17........................             96,500
    250,000  Terex Corp.
             10.375%, 04/01/11#......................            270,000
     50,000  Toyota Motor Credit Corp.
             5.625%, 11/13/03........................             51,885
    200,000  Transocean Sedco Forex, Inc.
             6.625%, 04/15/11........................            206,280
    250,000  Triad Hospitals, Inc. Series B
             8.750%, 05/01/09........................            260,000
    275,000  TriMas Corp., 144A
             9.875%, 06/15/12........................            275,688
     50,000  Triton PCS, Inc.
             8.750%, 11/15/11........................             31,000
     80,000  Triton PCS, Inc., Step Up
             0.000%, 05/01/08........................             48,000
    100,000  TRW, Inc.
             7.625%, 03/15/06........................            108,029
    200,000  Tyco International Group SA
             5.800%, 08/01/06........................            157,000
     40,000  Tyco International Group SA
             6.750%, 02/15/11........................             31,000
    700,000  Tyco International Group SA
             6.875%, 01/15/29........................            497,000
    210,000  Tyco International Group SA
             7.000%, 06/15/28........................            149,100
     20,000  Tyson Food, Inc.
             6.625%, 10/01/04........................             20,861
     20,000  Tyson Food, Inc.
             7.250%, 10/01/06........................             21,134

    The accompanying notes are an integral part of the financial statements.
102

 Portfolio of Investments
  CitiStreet Funds, Inc. / Diversified Bond Fund / June 30, 2002
  (Unaudited) (continued)


Principal
Amount                                                       Value
------------------------------------------------------------------------
$    70,000  Tyson Food, Inc.
             8.250%, 10/01/11........................  $          77,713
     50,000  U.S. Bank NA
             6.300%, 02/04/14........................             51,136
    370,000  UBS Preferred Funding Trust I
             8.622%, 10/29/49........................            424,661
    400,000  UBS-NY
             7.500%, 07/15/25........................            433,072
    200,000  UCAR Finance, Inc., 144A
             10.250%, 02/15/12.......................            205,000
    600,000  Unilever Capital Corp.
             6.750%, 11/01/03........................            632,928
     10,000  Union Pacific Corp.
             6.500%, 04/15/12........................             10,467
    200,000  Union Pacific Corp.
             6.700%, 12/01/06........................            213,534
     50,000  Union Planters Corp.
             5.125%, 06/15/07........................             50,206
    250,000  Unisys Corp.
             8.125%, 06/01/06........................            245,000
    196,315  United Airlines, Inc.
             7.186%, 04/01/11........................            179,413
     50,000  United Tech Corp.
             4.875%, 11/01/06........................             50,355
     50,000  United Tech Corp.
             7.500%, 09/15/29........................             56,077
  3,146,260  US Airways, Inc.
             7.890%, 03/01/19........................          3,286,772
    330,000  US Bancorp
             6.750%, 10/15/05........................            351,912
  1,980,000  USA Waste
             7.000%, 07/15/28........................          1,859,832
    100,000  Valero Energy Corp.
             6.875%, 04/15/12........................            102,851
     85,000  Valero Energy Corp.
             7.500%, 04/15/32........................             84,776
     50,000  Valspar Corp. (The)
             6.000%, 05/01/07........................             50,602


Principal
Amount                                                       Value
------------------------------------------------------------------------
$   250,000  Vanguard Health Systems, Inc.
             9.750%, 08/01/11........................  $         261,875
    175,000  Venetian Casino Resort LLC, 144A
             11.000%, 06/15/10.......................            177,188
  1,590,000  Verizon Global Funding Corp.
             6.875%, 06/15/12........................          1,578,679
    600,000  Verizon Global Funding Corp.
             7.750%, 12/01/30........................            571,308
    600,000  Verizon Global Funding Corp. CVT
             0.000%, 05/15/21(b).....................            325,380
     30,000  Verizon New England, Inc.
             6.500%, 09/15/11........................             29,398
    250,000  Viacom, Inc.
             5.625%, 05/01/07........................            250,363
  1,500,000  Viacom, Inc.
             6.625%, 05/15/11........................          1,542,323
    300,000  Viacom, Inc.
             7.750%, 06/01/05........................            329,093
    125,000  Vicar Operating, Inc.
             9.875%, 12/01/09........................            131,875
    200,000  Vintage Petroleum, Inc.
             9.750%, 06/30/09........................            194,000
     25,000  Virginia Electric & Power Co.
             5.375%, 02/01/07........................             25,379
    300,000  Vodafone Group Plc
             6.650%, 05/01/08........................            302,811
    300,000  Wachovia Corp.
             6.925%, 10/15/03........................            314,916
    500,000  Walmart Stores
             6.875%, 08/10/09........................            547,495
    200,000  Walt Disney Co. (The)
             4.500%, 09/15/04#.......................            201,654
     25,000  Walt Disney Co. (The)
             6.375%, 03/01/12........................             25,266


    The accompanying notes are an integral part of the financial statements.
                                                                             103

 Portfolio of Investments
  CitiStreet Funds, Inc. / Diversified Bond Fund / June 30, 2002
  (Unaudited) (continued)


Principal
Amount                                                       Value
------------------------------------------------------------------------
$    15,000  Walt Disney Co. (The)
             7.000%, 03/01/32........................  $          14,775
  3,000,000  Washington Mutual Finance
             6.875%, 05/15/11........................          3,165,030
    200,000  Washington Mutual Financial Corp.
             6.250%, 05/15/06........................            209,948
    250,000  Washington Mutual, Inc.
             6.875%, 06/15/11........................            262,253
    850,000  Waste Management, Inc.
             7.375%, 05/15/29........................            828,588
    760,000  Waste Management, Inc., 144A
             7.750%, 05/15/32........................            762,500
     50,000  Wells Fargo & Co.
             4.800%, 07/29/05........................             50,934
    600,000  Wells Fargo & Co.
             5.900%, 05/21/06........................            627,438
    125,000  Westport Resources Corp.
             8.250%, 11/01/11........................            128,750
    150,000  Weyerhaeuser Co.
             5.950%, 11/01/08#.......................            151,780
     30,000  Weyerhaeuser Co., 144A
             5.500%, 03/15/05........................             30,841
     30,000  Weyerhaeuser Co., 144A
             6.125%, 03/15/07........................             30,906
    230,000  Weyerhaeuser Co., 144A
             6.750%, 03/15/12........................            238,592
    150,000  Weyerhaeuser Co., 144A
             7.375%, 03/15/32........................            152,711
    500,000  Williams Co. (The)
             7.625%, 07/15/19........................            373,305
    140,000  Williams Cos., Inc. (The), 144A
             8.750%, 03/15/32........................            113,317
  1,650,000  Williams Cos., Inc. (The)
             6.750%, 01/15/06........................          1,320,842
  1,000,000  Williams Cos., Inc. (The)
             7.750%, 06/15/31........................            732,870


Principal
Amount                                                       Value
------------------------------------------------------------------------
$   150,000  Winsloew Furniture, Inc.
             12.750%, 08/15/07.......................  $         150,000
    500,000  WorldCom, Inc.
             8.250%, 05/15/31........................             78,750
    200,000  WorldCom, Inc. - WorldCom Group
             7.500%, 05/15/11........................             32,000
    200,000  Wyeth
             6.250%, 03/15/06........................            211,684
    300,000  Xerox Capital Europe Plc
             5.875%, 05/15/04........................            246,000
    200,000  Xerox Corp.
             5.500%, 11/15/03........................            172,000
    100,000  XL Capital Europe Ltd.
             6.500%, 01/15/12........................            102,464
    125,000  Young Broadcasting, Inc.
             8.500%, 12/15/08........................            125,000
                                                       -----------------
                                                             146,656,147
                                                       -----------------
MUNICIPAL OBLIGATIONS -- 0.4%
  2,880,000  Toll Road Inv Part II, 144A
             0.000%, 02/15/30(b).....................            414,924
  3,150,000  Toll Road Inv Part II, 144A
             0.000%, 02/15/27(b).....................            540,521
  3,400,000  Toll Road Inv Part II, 144A
             0.000%, 02/15/28(b).....................            543,106
  2,880,000  Toll Road Inv Part II, 144A
             0.000%, 02/15/29(b).....................            445,078
                                                       -----------------
                                                               1,943,629
                                                       -----------------

                                                             163,818,654
TOTAL U.S. CORPORATE OBLIGATIONS
  (Cost $166,989,990)................................
                                                       -----------------

U.S. GOVERNMENT AND AGENCY OBLIGATIONS -- 57.0%
U.S. GOVERNMENT AGENCY MORTGAGE BACKED OBLIGATIONS -- 38.0%
  2,000,000  Federal Home Loan Mortgage Corp.
             3.250%, 12/15/03........................          2,024,220


    The accompanying notes are an integral part of the financial statements.
104

 Portfolio of Investments
  CitiStreet Funds, Inc. / Diversified Bond Fund / June 30, 2002
  (Unaudited) (continued)


Principal
Amount                                                       Value
------------------------------------------------------------------------
$   100,000  Federal Home Loan Mortgage Corp.
             4.050%, 06/21/05........................  $         100,525
    500,000  Federal Home Loan Mortgage Corp.
             5.125%, 10/15/08........................            509,290
    800,000  Federal Home Loan Mortgage Corp.
             5.500%, 07/15/06........................            839,104
    500,000  Federal Home Loan Mortgage Corp.
             5.550%, 06/27/06........................            514,350
  3,479,887  Federal Home Loan Mortgage Corp.
             6.000%, 01/01/32........................          3,477,138
    498,976  Federal Home Loan Mortgage Corp.
             6.000%, 04/01/32........................            498,582
    600,000  Federal Home Loan Mortgage Corp.
             6.000%, 06/15/11........................            628,116
    760,756  Federal Home Loan Mortgage Corp.
             6.000%, 07/01/16........................            777,445
  4,555,117  Federal Home Loan Mortgage Corp.
             6.000%, 09/01/28........................          4,568,600
    400,000  Federal Home Loan Mortgage Corp.
             6.250%, 07/15/32........................            402,156
    500,000  Federal Home Loan Mortgage Corp.
             6.375%, 11/15/03........................            526,305
    994,190  Federal Home Loan Mortgage Corp.
             6.500%, 04/01/32........................          1,015,893
  5,645,757  Federal Home Loan Mortgage Corp.
             6.500%, 05/01/32........................          5,769,004


Principal
Amount                                                       Value
------------------------------------------------------------------------
$ 9,146,873  Federal Home Loan Mortgage Corp.
             6.500%, 09/01/27........................  $       9,361,917
  6,878,149  Federal Home Loan Mortgage Corp.
             6.500%, 05/01/29........................          7,041,230
  3,000,000  Federal Home Loan Mortgage Corp.
             6.875%, 09/15/10#.......................          3,333,450
    230,751  Federal Home Loan Mortgage Corp.
             7.000%, 05/01/30........................            239,240
    114,859  Federal Home Loan Mortgage Corp.
             7.000%, 11/01/30........................            119,085
    129,503  Federal Home Loan Mortgage Corp.
             7.000%, 12/01/30........................            134,267
     52,913  Federal Home Loan Mortgage Corp.
             7.000%, 02/01/31........................             54,860
    689,244  Federal Home Loan Mortgage Corp.
             7.000%, 03/01/31........................            714,601
    220,759  Federal Home Loan Mortgage Corp.
             7.000%, 04/01/31........................            228,881
  1,151,618  Federal Home Loan Mortgage Corp.
             7.000%, 02/01/32........................          1,193,986
  4,103,999  Federal Home Loan Mortgage Corp.
             7.000%, 01/01/28........................          4,260,115
  1,730,648  Federal Home Loan Mortgage Corp.
             7.000%, 04/01/29........................          1,795,409
     55,863  Federal Home Loan Mortgage Corp.
             7.500%, 01/01/30........................             58,684

    The accompanying notes are an integral part of the financial statements.
                                                                             105

 Portfolio of Investments
  CitiStreet Funds, Inc. / Diversified Bond Fund / June 30, 2002
  (Unaudited) (continued)


Principal
Amount                                                       Value
------------------------------------------------------------------------
$   390,435  Federal Home Loan Mortgage Corp.
             7.500%, 05/01/30........................  $         410,031
     90,691  Federal Home Loan Mortgage Corp.
             7.500%, 06/01/30........................             95,242
      7,630  Federal Home Loan Mortgage Corp.
             7.500%, 07/01/30........................              8,013
    948,311  Federal Home Loan Mortgage Corp.
             7.500%, 09/01/30........................            995,907
     34,246  Federal Home Loan Mortgage Corp.
             7.500%, 10/01/30........................             35,965
    493,214  Federal Home Loan Mortgage Corp.
             7.500%, 11/01/30........................            517,968
    336,596  Federal Home Loan Mortgage Corp.
             7.500%, 01/01/31........................            353,490
     34,474  Federal Home Loan Mortgage Corp.
             7.500%, 02/01/31........................             36,204
     17,689  Federal Home Loan Mortgage Corp.
             7.500%, 03/01/31........................             18,577
    233,422  Federal Home Loan Mortgage Corp.
             7.500%, 04/01/31........................            245,138
    495,127  Federal Home Loan Mortgage Corp.
             7.500%, 05/01/31........................            519,977
    721,353  Federal Home Loan Mortgage Corp.
             7.500%, 09/01/29........................            757,789
    245,102  Federal Home Loan Mortgage Corp.
             8.000%, 07/01/30........................            260,612


Principal
Amount                                                       Value
------------------------------------------------------------------------
$   153,277  Federal Home Loan Mortgage Corp.
             8.000%, 08/01/30........................  $         162,976
  1,364,580  Federal Home Loan Mortgage Corp.
             8.000%, 05/01/31........................          1,450,930
  1,808,080  Federal Home Loan Mortgage Corp.
             8.000%, 07/01/25........................          1,948,694
 15,000,000  Federal Home Loan Mortgage Corp., TBA
             6.000%, 07/01/17........................         15,290,625
  1,500,000  Federal Home Loan Mortgage Corp., TBA
             6.500%, 07/01/31........................          1,530,465
  1,000,000  Federal National Mortgage Association
             5.125%, 02/13/04........................          1,037,590
  1,000,000  Federal National Mortgage Association
             5.250%, 03/22/07........................          1,029,950
  1,800,000  Federal National Mortgage Association
             5.250%, 04/15/07#.......................          1,866,258
    110,000  Federal National Mortgage Association
             5.750%, 02/15/08........................            116,079
 11,759,466  Federal National Mortgage Association
             6.000%, 05/01/31........................         11,746,530
  2,663,651  Federal National Mortgage Association
             6.000%, 02/01/32........................          2,660,721
  1,166,679  Federal National Mortgage Association
             6.000%, 05/01/16........................          1,193,467
    345,073  Federal National Mortgage Association
             6.000%, 06/01/16........................            352,996

    The accompanying notes are an integral part of the financial statements.
106

 Portfolio of Investments
  CitiStreet Funds, Inc. / Diversified Bond Fund / June 30, 2002
  (Unaudited) (continued)


Principal
Amount                                                       Value
------------------------------------------------------------------------
$ 1,288,735  Federal National Mortgage Association
             6.000%, 07/01/16........................  $       1,318,324
  2,736,993  Federal National Mortgage Association
             6.000%, 04/01/17........................          2,796,003
    371,019  Federal National Mortgage Association
             6.000%, 10/01/27........................            372,466
  5,706,726  Federal National Mortgage Association
             6.000%, 09/01/29........................          5,721,849
  3,000,000  Federal National Mortgage Association
             6.250%, 02/01/11........................          3,153,480
    400,000  Federal National Mortgage Association
             6.250%, 07/19/11........................            412,835
  1,483,735  Federal National Mortgage Association
             6.500%, 03/01/32........................          1,514,908
  2,000,000  Federal National Mortgage Association
             6.500%, 08/15/04........................          2,135,020
  2,422,040  Federal National Mortgage Association
             6.500%, 05/01/16........................          2,512,091
  1,994,278  Federal National Mortgage Association
             6.500%, 06/01/16........................          2,068,425
  6,098,545  Federal National Mortgage Association
             6.500%, 03/01/28........................          6,228,316
  4,214,835  Federal National Mortgage Association
             6.500%, 06/01/29........................          4,311,312
    500,000  Federal National Mortgage Association
             6.625%, 09/15/09........................            547,795


Principal
Amount                                                       Value
------------------------------------------------------------------------
$ 4,688,439  Federal National Mortgage Association
             7.000%, 10/01/30........................  $       4,860,927
  3,401,742  Federal National Mortgage Association
             7.000%, 03/01/28........................          3,529,035
    260,787  Federal National Mortgage Association
             7.000%, 04/01/28........................            270,545
  1,800,000  Federal National Mortgage Association
             7.250%, 05/15/30........................          2,049,696
  4,748,826  Federal National Mortgage Association
             7.500%, 03/01/31........................          4,987,739
  1,130,417  Federal National Mortgage Association
             7.500%, 10/01/15........................          1,195,766
     92,367  Federal National Mortgage Association
             8.500%, 12/01/26........................             99,279
    242,350  Federal National Mortgage Association
             8.500%, 07/01/27........................            259,123
 11,000,000  Federal National Mortgage Association,
             TBA
             6.000%, 07/15/32........................         10,969,068
  1,500,000  Federal National Mortgage Association,
             TBA
             6.500%, 07/01/30........................          1,529,070
 22,000,000  Federal National Mortgage Association,
             TBA
             7.000%, 07/01/30........................         22,783,860
  2,000,000  Federal National Mortgage Association,
             TBA
             7.000%, 07/15/32........................          2,071,250
  2,000,000  Federal National Mortgage Association,
             TBA
             7.500%, 07/15/32........................          2,098,750


    The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
  CitiStreet Funds, Inc. / Diversified Bond Fund / June 30, 2002
  (Unaudited) (continued)


Principal
Amount                                                       Value
------------------------------------------------------------------------
$   974,857  Government National Mortgage Association
             6.000%, 06/15/31........................  $         976,317
     99,598  Government National Mortgage Association
             6.000%, 12/15/31........................             99,677
  7,654,862  Government National Mortgage Association
             6.000%, 01/15/32........................          7,660,909
  1,394,261  Government National Mortgage Association
             6.000%, 02/15/32........................          1,395,363
  1,478,578  Government National Mortgage Association
             6.000%, 03/15/32........................          1,479,901
  1,303,393  Government National Mortgage Association
             6.500%, 06/15/31........................          1,332,354
  6,679,018  Government National Mortgage Association
             6.500%, 10/15/31........................          6,828,336
    659,939  Government National Mortgage Association
             6.500%, 06/15/32........................            674,839
  1,746,727  Government National Mortgage Association
             6.500%, 08/15/28........................          1,792,090
    244,047  Government National Mortgage Association
             6.500%, 09/15/28........................            250,385
     19,303  Government National Mortgage Association
             7.000%, 01/15/23........................             20,202
  2,539,089  Government National Mortgage Association
             7.000%, 04/15/23........................          2,656,623
     30,131  Government National Mortgage Association
             7.000%, 05/15/23........................             31,526


Principal
Amount                                                       Value
------------------------------------------------------------------------
$   370,113  Government National Mortgage Association
             7.000%, 07/15/23........................  $         387,245
    306,685  Government National Mortgage Association
             7.000%, 08/15/23........................            320,881
    217,469  Government National Mortgage Association
             7.000%, 07/15/28........................            226,515
  2,040,680  Government National Mortgage Association
             7.000%, 04/15/29........................          2,123,022
    222,581  Government National Mortgage Association
             7.500%, 10/15/22........................            237,071
     57,946  Government National Mortgage Association
             7.500%, 01/15/23........................             61,718
    353,644  Government National Mortgage Association
             7.500%, 04/15/23........................            376,666
     26,915  Government National Mortgage Association
             7.500%, 05/15/23........................             28,667
    238,006  Government National Mortgage Association
             7.500%, 06/15/23........................            253,500
     98,786  Government National Mortgage Association
             7.500%, 07/15/23........................            105,217
    387,771  Government National Mortgage Association
             7.500%, 08/15/23........................            413,015
    378,564  Government National Mortgage Association
             7.500%, 10/15/23........................            403,210
     52,874  Government National Mortgage Association
             7.500%, 11/15/23........................             56,316

    The accompanying notes are an integral part of the financial statements.
108

 Portfolio of Investments
  CitiStreet Funds, Inc. / Diversified Bond Fund / June 30, 2002
  (Unaudited) (continued)


Principal
Amount                                                       Value
------------------------------------------------------------------------
$   201,044  Government National Mortgage Association
             7.500%, 12/15/27........................  $         214,007
    331,572  Government National Mortgage Association
             7.500%, 07/15/28........................            352,229
     36,958  Government National Mortgage Association
             7.500%, 10/15/28........................             39,225
    322,500  Government National Mortgage Association
             7.500%, 03/15/29........................            342,692
    531,096  Government National Mortgage Association
             7.500%, 09/15/29........................            561,029
    273,809  Government National Mortgage Association
             8.000%, 06/15/30........................            291,466
    454,542  Government National Mortgage Association
             8.000%, 07/15/30........................            483,855
    267,546  Government National Mortgage Association
             8.000%, 10/15/29........................            285,552
    190,749  Government National Mortgage Association
             9.500%, 09/15/30........................            203,304
  1,800,000  Government National Mortgage
             Association, TBA
             6.500%, 07/01/30........................          1,836,000
                                                       -----------------
                                                             219,426,503
                                                       -----------------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 1.6%
    500,000  Federal Farm Credit Bank
             4.250%, 07/01/03........................            509,815
    800,000  Federal Home Loan Mortgage Corp.
             5.250%, 01/15/06........................            834,112


Principal
Amount                                                       Value
------------------------------------------------------------------------
$ 3,000,000  Federal Home Loan Mortgage Corp.
             6.783%, 08/18/05........................  $       3,278,670
  1,000,000  Federal National Mortgage Association
             4.400%, 05/07/05........................          1,015,760
    800,000  FICO STRIP
             0.000%, 11/30/17(b).....................            305,696
  3,220,000  Nomura Assets Securities Corp.
             6.590%, 03/17/28........................          3,463,158
                                                       -----------------
                                                               9,407,211
                                                       -----------------
U.S. TREASURY BONDS -- 4.0%
  6,385,000
             5.375%, 02/15/31#.......................          6,252,256
  4,220,000
             6.250%, 05/15/30#.......................          4,571,273
  1,200,000
             6.250%, 08/15/23#.......................          1,285,704
  3,400,000
             7.250%, 05/15/16#.......................          4,007,070
  1,500,000
             7.250%, 08/15/22#.......................          1,786,740
  3,100,000
             8.125%, 08/15/19#.......................          3,970,759
    800,000
             12.000%, 08/15/13.......................          1,118,782
    435,169
             3.375%, 04/15/32=/=.....................            459,847
                                                       -----------------
                                                              23,452,431
                                                       -----------------
U.S. TREASURY NOTES -- 13.4%
  9,906,820
             3.625%, 04/15/28(c)=/=..................         10,699,365
  6,000,000
             2.750%, 10/31/03#.......................          6,033,660
  1,500,000
             3.000%, 01/31/04........................          1,509,780
  1,000,000
             3.250%, 12/31/03........................          1,011,340
  1,650,000
             3.500%, 11/15/06#.......................          1,620,597
  2,000,000
             3.625%, 03/31/04........................          2,031,546
  3,387,370
             3.875%, 04/15/29=/=.....................          3,817,668
    700,000
             4.375%, 05/15/07#.......................            709,625
    530,000
             4.625%, 05/15/06........................            545,900
  1,600,000
             4.750%, 11/15/08#.......................          1,629,264
  1,175,000
             4.875%, 02/15/12#.......................          1,179,406
  5,500,000
             5.000%, 02/15/11#.......................          5,594,815
 10,000,000
             5.000%, 08/15/11#.......................         10,138,800

    The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
  CitiStreet Funds, Inc. / Diversified Bond Fund / June 30, 2002
  (Unaudited) (continued)


Principal
Amount                                                       Value
------------------------------------------------------------------------
$   500,000
             5.500%, 02/15/08........................  $         531,200
  3,650,000
             5.750%, 11/15/05#.......................          3,896,379
  2,000,000
             5.875%, 11/15/04#.......................          2,125,620
  4,310,000
             6.000%, 08/15/04#.......................          4,578,772
  5,000,000
             6.500%, 02/15/10#.......................          5,589,400
  2,000,000
             6.750%, 05/15/05#.......................          2,182,800
    400,000
             13.250%, 05/15/14.......................            602,469
 10,000,000
             7.000%, 07/15/06........................         11,173,040
                                                       -----------------
                                                              77,201,446
                                                       -----------------

                                                             329,487,591
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
  (Cost $322,642,944)................................
                                                       -----------------

Shares
------
COMMON STOCKS -- 0.0%
COMPUTERS & INFORMATION -- 0.0%
        880  Globix Corp.............................                 53
                                                       -----------------

                                                                      53
TOTAL COMMON STOCKS
  (Cost $3,087)......................................
                                                       -----------------

PREFERRED STOCKS -- 0.0%
        374  Earthwatch, Inc. CVT, 144A*.............                280
        750  CSC Holdings, Inc.......................             48,187
      2,250  CSC Holdings, Inc.#.....................            151,313
                                                       -----------------
                                                                 199,780
TOTAL PREFERRED STOCKS
  (Cost $258,250)....................................
                                                       -----------------

Principal
Amount
---------
PURCHASED OPTIONS -- 0.0%
$     2,500  Euro, Expires 12/16/02, Strike 97.00
             0.000%,.................................              1,912

Principal
Amount                                                       Value
------------------------------------------------------------------------
$    42,500  Euro, Expires 9/16/02, Strike 96.50
             0.000%,.................................  $          65,663
     37,100  U.S. Treasury Note, Expires 9/9/02,
             Strike 101.20
             0.000%,.................................             29,940
                                                       -----------------

                                                                  97,515
TOTAL PURCHASED OPTIONS
  (Cost $87,295).....................................
                                                       -----------------

SHORT-TERM INVESTMENTS -- 13.4%
CASH EQUIVALENTS -- 13.2%
  7,675,178  Fleet National Bank
             2.000%, 07/03/02(d).....................          7,675,178
  2,432,248  Merrill Lynch
             1.910%, 11/26/02(d).....................          2,432,248
 22,091,804  Merrill Lynch
             2.040%, 07/01/02(d).....................         22,091,804
 33,556,957  Merrimac Cash Fund Premium Class
             0.000%,(d)..............................         33,556,957
    311,494  Morgan Stanley Dean Witter
             2.080%, 11/08/02(d).....................          3,114,494
  2,432,248  National City Bank
             1.820%, 01/23/03(d).....................          2,432,248
  4,864,494  U.S. Bank
             1.800%, 11/06/02(d).....................          4,864,494
                                                       -----------------
                                                              76,167,423
                                                       -----------------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 0.2%
    900,000  Federal National Mortgage Association
             1.850%, 08/14/02........................            897,872


    The accompanying notes are an integral part of the financial statements.
110

 Portfolio of Investments
  CitiStreet Funds, Inc. / Diversified Bond Fund / June 30, 2002
  (Unaudited) (continued)


Principal
Amount                                                       Value
------------------------------------------------------------------------
$   250,000  Federal National Mortgage Association
             1.927%, 08/14/02(e).....................  $         249,384
                                                       -----------------
                                                               1,147,256
                                                       -----------------

                                                              77,314,679
TOTAL SHORT-TERM INVESTMENTS
  (Cost $77,314,679).................................
                                                       -----------------

                                                             599,508,320
TOTAL INVESTMENTS -- 103.8%
  (Cost $595,497,647)................................
                                                       -----------------
                                                             (21,779,702)
Other assets in excess of liabilities -- (3.8)%
                                                       -----------------
                                                       $     577,728,618
TOTAL NET ASSETS -- 100.0%
                                                       =================

NOTES TO THE PORTFOLIO OF INVESTMENTS:


144A -- Securities restricted for resale to Qualified Institutional Buyers
CVT -- Convertible Security
REMIC -- Real Estate Mortgage Investment Conduit
Step Up -- Security is a "step up" bond where the coupon increases or "steps up"
  on predetermined date(s).
TBA -- Delayed Delivery Transaction (Note 9)
Variable Rate -- The rates shown on variable rate securities reflect the currency interest rate at June 30, 2002, which are subject to change based on the terms of the security, including varying reset dates.
Yankee-Dollar -- U.S. Dollar denominated bonds issued by non-U.S. companies in the U.S.
#    All or a portion of security out on loan.
=/=  Inflation Indexed
*    Non-income producing security.
(a)  Security is in default.
(b)  Security is a zero coupon bond.
(c) All or a portion of these securities have been segregated to cover delayed delivery transactions.
(d) Represents investments of security lending collateral (Note 2).
(e) Security has been pledged to cover collateral requirements for open futures.

    The accompanying notes are an integral part of the financial statements.
                                                                             111

 Notes to Financial Statements
  CitiStreet Funds, Inc. / June 30, 2002 (Unaudited)

NOTE 1. ORGANIZATION
CitiStreet Funds, Inc., (the "Company"), was organized as a Maryland corporation in December 1992. It is registered under the Investment Company Act of 1940 as an open-end diversified management investment company. It consists of four separate funds (each a "Fund", collectively the "Funds"): CitiStreet International Stock Fund ("International Stock Fund"), CitiStreet Small Company Stock Fund ("Small Company Stock Fund"), CitiStreet Large Company Stock Fund ("Large Company Stock Fund") and CitiStreet Diversified Bond Fund ("Diversified Bond Fund"). Shares of the Funds are offered only to life insurance company separate accounts to serve as the underlying investment vehicle for variable annuity and variable life insurance contracts; qualified retirement plans, including Section 403(b) arrangements, as permitted by Treasury regulations; and insurance companies and their affiliates. As of June 30, 2002, each Fund issued only one class of shares. The Company expects that each Fund will begin issuing a second class of shares during the second half of 2002.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

A) SECURITIES VALUATION
Equities securities, options and futures contracts are valued based on market quotations. Equities securities traded on a national exchange or over-the-counter markets are valued at the last sales price; if there was no sale on such day, the securities are valued at the mean between the most recently quoted bid and asked prices. Debt securities with remaining maturities of more than 60 days are valued using an independent pricing service. Debt securities which mature in 60 days or less are valued at amortized cost, which approximates market value. Securities or other assets for which market quotations are not readily available are valued at fair value as determined under procedures established by the Board of Directors.

B) FINANCIAL INSTRUMENTS
The Funds may utilize futures contracts, options, and forward foreign currency contracts to manage their exposure to the stock and bond markets and to fluctuations in interest rates and currency values and for investment purposes. The primary risks associated with the use of these financial instruments are
(a) an imperfect correlation between the change in market value of the other securities held by the Funds and the change in market value of these financial instruments, (b) the possibility of an illiquid market, and (c) the non-performance of the counterparties under the terms of the contract. As a result, the use of these financial instruments may involve, to a varying degree, risk of loss in excess of the amounts recognized in the statements of assets and liabilities.

C) FUTURES CONTRACTS
Initial margin deposits made upon entering into futures contracts, if applicable, are recognized as assets due from the broker. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the value of the contract at the end of each day's trading. Changes in unrealized gains or losses are recorded as a variation margin and settled daily with the broker through cash receipts or cash payments, respectively. Gains and losses are realized upon the expiration or closing of the futures contract.

D) OPTIONS
The premium paid by a Fund for the purchase of a call or put option is included in the Fund's statement of assets and liabilities as an investment and subsequently marked-to-market to reflect the current market value of the option purchased. If an option which the Fund has purchased expires on its stipulated expiration date, the Fund realizes a loss for the amount of the cost of the option. If the Fund enters into a closing transaction, it realizes a gain or loss, depending on whether the proceeds from the sale are greater or less than the cost of the option. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. If the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

The premium received by a Fund for a written option is recorded as a liability. The liability is marked-to-market based on the option's quoted daily settlement price. When an option expires or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security and the liability related to such option is eliminated. When a written call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. If a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund is obligated to purchase.

E) FORWARD FOREIGN CURRENCY CONTRACTS
The Funds may enter into forward foreign currency contracts to manage their exposure to fluctuations in certain foreign currencies. The Diversified Bond Fund may enter into forward foreign currency contracts for investment purposes as well. A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a set price. The forward currency contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. In addition to the risks of financial investments mentioned above, risks arise from unanticipated movements in currency values.

F) REPURCHASE AGREEMENTS
The Funds may enter into repurchase agreements with the seller wherein the seller and the buyer agree at the time of sale to a repurchase of the security at a mutually agreed upon time and price. The Funds will not enter into repurchase agreements unless the agreement is fully collateralized. Securities purchased subject to the repurchase agreement are deposited with the custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value at least equal to the repurchase price plus accrued interest. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the seller is required to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the Funds maintain the right to sell the underlying securities at market value and may claim any resulting loss against the seller. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities.

G) CURRENCY TRANSLATION
Assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the rate of exchange at the end of the period. Purchases and sales of securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income is translated at rates of exchange prevailing when accrued.

The Fund does not isolate that portion of currency gains and losses resulting from changes in foreign exchange rates on investments denominated in foreign currencies from the fluctuations arising from changes in market prices of these investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales and maturities of foreign short-term securities and foreign currencies, including forward contracts, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference in the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, from the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities denominated in foreign currencies other than investments in securities at fiscal year end, resulting from changes in the exchange rate and changes in the value of forward foreign currency exchange contracts held.

H) TAXES
It is the Company's policy to comply with the provisions of the Internal Revenue Code Subchapter M applicable to a regulated investment company. Under such provisions, the Company will not be subject to federal income tax as the Company intends to distribute as dividends substantially all of the net investment income, if any, of each Fund. The Company also intends to distribute annually all of its net realized capital gains of each Fund. Such dividends and distributions are automatically reinvested in additional shares of the Funds.

I) DISTRIBUTIONS
Dividends from net investment income and capital gains distributions are determined in accordance with U.S. federal income tax regulations which may differ from generally accepted accounting principles. As a result, dividends and distributions differ from net investment income and net realized capital gains due to timing differences, primarily the deferral of losses due to wash sales and the deferral of net realized capital losses recognized subsequent to October 31, 2001. Distributions which were the result of permanent differences between book and tax amounts, primarily due to the differing treatment of foreign currency transactions and the inability to carry net operating losses forward to future years, have been reclassified among additional paid-in capital, undistributed net investment income and accumulated net realized gains.

J) SECURITIES TRANSACTIONS
Investment transactions are accounted for no later than the day following trade date. Realized gains and losses are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is accrued daily as earned.

K) SECURITIES LENDING
The Funds may lend their securities to qualified brokers. The Company and the Board of Directors closely monitor the credit quality of the qualified brokers. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan including accrued income. As with any extensions of credit, the Funds may bear the risk of delay in recovery or even loss of rights in the collateral if the borrowers of the securities fail financially. The Funds receive compensation for lending their securities (see Note 10).

NOTE 3. MANAGEMENT, SUBADVISORY, AND TRANSFER AGENCY AGREEMENTS AND TRANSACTIONS WITH AFFILIATES
The Company has entered into a management agreement with CitiStreet Funds Management LLC ("CFM"), pursuant to which CFM manages the investment operations of the Company and administers the Company's affairs. CFM has entered into subadvisory agreements for investment advisory services in connection with the management of each of the Funds. CFM supervises the subadvisors' performance of advisory services and will make recommendations to the Company's Board of Directors with respect to the retention or renewal of the subadvisory agreements. CFM pays for the cost of compensating officers of the Company, occupancy, and certain clerical and accounting costs of the Company. The Company bears all other costs and expenses. Each Fund pays CFM a fee for its services that is computed daily and paid monthly at an annual rate of 0.25% of the Fund's average net assets. Each Fund pays its respective subadvisor(s) directly.

CFM's management fees for the six months ended June 30, 2002 were $2,064,784. During the six months ended June 30, 2002, the Funds also paid $2,601,179 to the Subadvisors.

Each Fund pays its subadvisor a fee that is computed daily and paid monthly at the annual rates specified below based upon the value of the Fund's average daily net assets allocated to that subadvisor.



FUND & SUBADVISOR                                                    SUBADVISOR'S FEE
--------------------------------------------------  --------------------------------------------------
International Stock Fund
-Bank of Ireland Asset Management (U.S.) Limited    -   0.45% for first $50 million in assets, plus
                                                    -   0.40% for next $50 million in assets, plus
                                                    -   0.30% for next $500 million in assets, plus
                                                    -   0.28% for next $200 million in assets, plus
                                                    -   0.27% for assets over $800 million

-Smith Barney Fund Management LLC                   -   0.55% for first $50 million in assets, plus
                                                    -   0.50% for next $50 million in assets, plus
                                                    -   0.45% for assets over $100 million

-SSgA Funds Management, Inc.                        -   0.55% for first $50 million in assets, plus
                                                    -   0.50% for next $50 million in assets, plus
                                                    -   0.45% for assets over $100 million

Small Company Stock Fund
-TCW Investment Management Company                  -   0.50% for first $50 million in assets, plus
  (formerly SG Cowen Asset Management Inc.)         -   0.45% for next $50 million in assets, plus
                                                    -   0.40% for assets over $100 million

-Salomon Brothers Asset Management Inc.             -   0.50% of assets

-SSgA Funds Management, Inc.                        -   0.08% for first $50 million in assets, plus
                                                    -   0.06% for next $50 million in assets, plus
                                                    -   0.04% for assets over $100 million
                                                         (minimum $50,000 on an annualized basis)

Large Company Stock Fund
-Putnam Investment Management LLC                   -   0.45% of assets

-SSgA Funds Management, Inc.                        -   0.05% for first $50 million in assets, plus
                                                    -   0.04% for next $50 million in assets, plus
                                                    -   0.02% for assets over $100 million
                                                         (minimum $50,000 on an annualized basis)

-Wellington Management Company LLP                  -   0.45% of assets

Diversified Bond Fund
-Salomon Brothers Asset Management Inc.             -   0.35% for first $50 million in assets, plus
                                                    -   0.30% for next $50 million in assets, plus
                                                    -   0.25% for assets over $100 million

-SSgA Funds Management, Inc.                        -   0.05% in assets

-Western Asset Management Company                   -   0.25% for first $250 million in assets, plus
                                                    -   0.15% for assets over $250 million

The Company has entered into a transfer agency agreement with CFM pursuant to which CFM is responsible for shareholders, record keeping and communications. CFM does not currently charge any additional fees for these services.

SSgA Funds Management, Inc., an affiliate of CFM, serves as subadvisor for International Stock Fund, Small Company Stock Fund, Large Company Stock Fund and Diversified Bond Fund. Smith Barney Fund Management LLC, an affiliate of CFM, serves as subadvisor for International Stock Fund. Salomon Brothers Asset Management Inc., an affiliate of CFM, serves as subadvisor for Small Company Stock Fund and Diversified Bond Fund.

NOTE 4. DIRECTED BROKERAGE ARRANGEMENTS
The International Stock Fund, Small Company Stock Fund and Large Company Stock Fund have entered into directed brokerage service arrangements with certain broker-dealers. The broker-dealers have agreed to pay certain Fund expenses in exchange for the Fund directing a portion of the fund brokerage to these broker-dealers. In no event would the Fund pay additional brokerage or receive inferior execution of transactions for executing transactions with these certain broker dealers.

Under these arrangements for the six months ended June 30, 2002, broker-dealers paid custodian expenses for the International Stock Fund, the Small Company Stock Fund and the Large Company Stock Fund of $15,549, $11 and $40,633, respectively.

NOTE 5. SECURITIES TRANSACTIONS
The cost of purchases and proceeds from sales of investment securities (excluding short-term investments and repurchase agreements), for the six months ended June 30, 2002 were:



                                International  Small Company  Large Company  Diversified
                                 Stock Fund     Stock Fund     Stock Fund     Bond Fund
                                -------------  -------------  -------------  ------------
Purchases:
  U.S. Government.............   $        --   $         --   $         --   $509,191,274
  Non-U.S. Government.........    76,905,933     81,222,686    161,002,342     96,015,284
                                 -----------   ------------   ------------   ------------
  Total.......................   $76,905,933   $ 81,222,686   $161,002,342   $605,206,558
                                 ===========   ============   ============   ============
Sales:
  U.S. Government.............   $        --   $         --   $         --   $545,624,651
  Non-U.S. Government.........    53,750,246    100,920,847    116,345,627     44,809,375
                                 -----------   ------------   ------------   ------------
  Total.......................   $53,750,246   $100,920,847   $116,345,627   $590,434,026
                                 ===========   ============   ============   ============

At June 30, 2002, the cost of securities for federal income tax purposes and the unrealized appreciation (depreciation) of investments for federal income tax purposes for each Fund were as follows:



                                International  Small Company  Large Company  Diversified
                                 Stock Fund     Stock Fund     Stock Fund     Bond Fund
                                -------------  -------------  -------------  ------------
Federal Income Tax Cost.......  $393,955,768   $296,210,179   $540,409,830   $595,476,403
                                ============   ============   ============   ============
Gross Unrealized
  Appreciation................  $ 16,626,927   $ 42,499,344   $ 24,222,976   $ 11,801,747
Gross Unrealized
  Depreciation................   (62,265,144)   (50,670,886)  (101,568,875)    (7,769,830)
                                ------------   ------------   ------------   ------------
Net Unrealized Appreciation
  (Depreciation)..............  $(45,638,217)  $ (8,171,542)  $(77,345,899)  $  4,031,917
                                ============   ============   ============   ============

NOTE 6. FUTURES CONTRACTS
At June 30, 2002, the following Funds had entered into the following futures contracts:

Small Company Stock Fund:



                                                                                           Unrealized
   Number                         Underlying          Expiration   Notional    Notional   Appreciation/
of Contracts   Face Value         Securities             Date        Cost       Value     (Depreciation)
------------   ----------  -------------------------  ----------  ----------  ----------  --------------
                                                                                           Long Position
                                                                                           -------------
      4         $   400    S&P Midcap 400 E-Mini       09/20/02   $  195,779  $  196,120     $   341
      2           1,000    S&P Midcap 400              09/20/02      499,160     490,300      (8,860)
      4             400    Russell 2000 E-Mini         09/20/02      181,294     185,340       4,046
     37          18,500    Russell 2000                09/20/02    8,522,315   8,571,975      49,660
                                                                                             -------
                           Total:                                                            $45,187
                                                                                             =======

Large Company Stock Fund:



   Number                         Underlying          Expiration   Notional    Notional    Unrealized
of Contracts   Face Value         Securities             Date        Cost       Value     Depreciation
------------   ----------  -------------------------  ----------  ----------  ----------  ------------
                                                                                          Long Position
                                                                                          -------------

     13          $3,250    S & P Future                09/20/02   $3,280,138  $3,217,825    $(62,313)
                                                                                            ========


Diversified Bond Fund:



   Number                             Underlying          Expiration   Notional    Notional    Unrealized
of Contracts     Face Value           Securities             Date        Cost       Value     Appreciation
------------   --------------  -------------------------  ----------  ----------  ----------  ------------
                                                                                              Long Position
                                                                                              -------------
                               10 Year U.S. Government
     63          $6,300,000    Agency Bond                 09/30/02   $6,377,768  $6,505,734
 $127,966
     15           3,750,000    90 Day Euro                 03/17/03    3,645,188   3,646,688       1,500
      3             750,000    90 Day Euro                 12/16/02      732,540     732,975         435
                               U.S. Long-Term Treasury
     49           4,900,000    Bond                        09/30/02    4,934,261   5,036,281     102,020
                                                                                                --------
                               Total:                                                           $231,921
                                                                                                ========


    Number                              Underlying          Expiration   Notional     Notional     Unrealized
 of Contracts     Face Value            Securities             Date        Cost         Value     Depreciation
 ------------   ---------------  -------------------------  ----------  -----------  -----------  ------------
                                                                                                  Short Position
                                                                                                  --------------
      7           $   700,000    5 Year U.S. Treasury Note   09/30/02   $   745,066  $   751,953   $  (6,887)
                                 10 Year U.S. Treasury
     102           10,200,000    Note                        09/30/02    10,775,200   10,937,906    (162,706)
                                                                                                   ---------
                                 Total:                                                            $(169,593)
                                                                                                   =========

At June 30, 2002, the Funds had segregated sufficient cash and/or securities to cover margin requirements on open future contracts.

NOTE 7. WRITTEN OPTIONS
The Diversified Bond Fund's activity in written options during the six months ended June 30, 2002 was as follows:



                                          Number of
                                           Options    Premiums
                                          ---------  ----------
Options Outstanding at December 31,
  2001..................................       43    $  41,223
  Options Written.......................    1,076      626,026
  Options Canceled in Closing
    Transactions........................     (711)    (433,785)
  Options Expired.......................     (333)    (191,164)
                                           ------    ---------
  Options Outstanding at June 30, 2002
    ....................................       75    $  42,300
                                           ======    =========
  Cost of closing transactions..........             $ 519,915
                                                     =========

NOTE 8. FORWARD FOREIGN CURRENCY CONTRACTS
The International Stock Fund had forward foreign currency contracts which contractually obligate the Fund to deliver or receive currencies at specified future dates. The following contracts were open at June 30, 2002:

International Stock Fund:



                              Local       Foreign                                 Unrealized
                            Principal     Contract    Settlement    Current     Appreciation/
Sales                        Amount     U.S. $ Value     Date     U.S. $ Value  (Depreciation)
-----                      -----------  ------------  ----------  ------------  --------------
Japanese Yen.............   92,893,000   $  709,432    07/15/02    $  775,794     $ (66,362)
Japanese Yen.............  227,717,000    1,770,363    07/22/02     1,902,537      (132,174)
Japanese Yen.............   35,002,000      293,478    08/28/02       293,017           461
                           -----------   ----------                ----------     ---------
Total Sales..............  355,612,000   $2,773,273                $2,971,348     $(198,075)
                           ===========   ==========                ==========     =========

NOTE 9. DELAYED DELIVERY TRANSACTIONS
The Diversified Bond Fund may purchase and sell securities on a when-issued or forward commitment basis. Payment and delivery may take place a month or more after the date of the transactions. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The Fund instructs its custodian to segregate securities having a value at least equal to the net amount of the purchase commitments.

At June 30, 2002, the Fund has entered into the following delayed delivery transactions:



Type               Security                Settlement Date  Payable Amount
----  -----------------------------------  ---------------  --------------
      Federal Home Loan Mortgage Company,
Buy   TBA, 6%                                    7/18/02     $15,328,437
      Federal Home Loan Mortgage Company,
Buy   TBA, 6.5%                                  7/15/02       1,521,135
      Federal National Mortgage
Buy   Association, TBA, 6%                       7/15/02      10,874,417
      Federal National Mortgage
Buy   Association, TBA, 6.5%                     7/15/02       1,530,862
      Federal National Mortgage
Buy   Association, TBA, 7%                       7/15/02      24,783,458
      Federal National Mortgage
Buy   Association, TBA, 7.5%                     7/15/02       2,092,083
      Government National Mortgage
Buy   Association, TBA, 6.5%                     7/22/02       2,037,500
                                                             -----------
                                                             $58,167,892
                                                             ===========

Type               Security                Settlement Date  Receivable Amount
----  -----------------------------------  ---------------  -----------------
      Government National Mortgage
Sell  Association, TBA, 6.5%                     7/22/02       $   203,977
                                                               ===========

NOTE 10. SECURITIES LENDING



                                      Market Value of                      Securities
                                     Loaned Securities  Collateral Value  Lending Fees*
                                     -----------------  ----------------  -------------
International Stock Fund...........     $ 9,587,544       $10,171,777       $114,288
Small Company Stock Fund...........      39,689,943        41,676,913         50,947
Large Company Stock Fund...........      27,501,864        28,562,197         34,738
Diversified Bond Fund..............      74,346,838        76,167,423        100,158

* Net of broker fees

Securities lending fees are included in interest income in the Statements of Operations.

NOTE 11. FEDERAL INCOME TAXES
For federal income tax purposes, the Funds indicated below have a capital loss carryforward as of December 31, 2001 which is available to offset future capital gains, if any.



                                          Capital Loss  Expiration
                                          Carryforward     Date
                                          ------------  -----------
Large Company Stock Fund................  $63,579,521   12/31/2009
                                          ===========
Diversified Bond Fund...................  $ 7,202,310   12/31/2007
                                           14,862,665   12/31/2009
                                          -----------
                                          $22,064,975
                                          ===========

The International Stock Fund and the Large Company Stock Fund elected to defer to their fiscal year ending December 31, 2002, $4,791,206 and $76,051 of losses, respectively, recognized during the period November 1, 2001 to December 31, 2001.

NOTE 12. FUND SUBSTITUTIONS
On April 27, 2001, Diversified Bond Fund (formerly Long-Term Bond Fund) shares were substituted for all of the shares of Global High-Yield Bond Fund and Intermediate-Term Bond Fund. The substitutions were accomplished by tax-free exchanges of 23,191,946 shares of Diversified Bond Fund for the 12,691,563 shares of Global High-Yield Bond Fund and 15,489,731 shares of Intermediate-Term Bond Fund. Global High-Yield Bond Fund's net assets of $100,769,316 and Intermediate Term-Bond Fund's net assets of $154,110,173, including $17,381,165 and $996,303, respectively, of unrealized depreciation, were combined with Diversified Bond Fund for total net assets after the substitutions of $541,534,612.

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